UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No. )

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☐ Preliminary Proxy Statement

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☒ Definitive Proxy Statement

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☐ Soliciting Material Pursuant to §240.14a-12

MANPOWERGROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2025

Notice of Annual Meeting and Proxy Statement

ManpowerGroup®

Sustainability at ManpowerGroup

ManpowerGroup's fourth annual **Working to Change the World** Sustainability Report details our advancements across our three strategic pillars: **Planet, People & Prosperity, and Principles of Governance**. As we continue to focus on progress, not pledges, this year's report details the significant achievements we have made and our ongoing commitment to drive change - one job at a time.

ManpowerGroup
Working to Change the World
2023-2024 ESG Report
Creating Global Impact, One Job At A Time

*"**Our Working to Change the World Plan** is a framework to drive superior performance as we guide employers and workers through this moment of transformation, build partnerships with clients to address skills gaps and develop in-demand talent pools."*

- Ruth Harper, Chief Sustainability Officer

Planet
People & Prosperity
Principles of Governance

Environmental (E) | Social (S) | Governance (G)

ManpowerGroup continues to be recognized for our ethical, responsible business practices, and our sustained commitment to generating positive change at scale. We're honored to be recognized by the following leading organizations:

Recognized as one of the World's Most Sustainable Companies in 2024 for our commitment to climate action

Achieved a Platinum medal in the 2024 EcoVadis rating, placing us in the top 1% of all reporting companies worldwide

Named one of America's Most Responsible Companies in 2024 and 2025

Maintained a strong CDP score (B) in 2024, reflecting our commitment to transparent disclosure on our journey to net-zero

Named one of the World's Most Ethical Companies for the 15th time — we stand alone in our industry with 10+years of recognition

Learn more: manpowergroup.com/sustainability

Notice of Annual Meeting of Shareholders

Date & Time

Friday May 2, 2025, 9:00 a.m. CDT

Place & How to Attend

This year’s meeting is a virtual shareholders meeting at www.meetnow.global/MNQU5PD

Holders of a majority of the outstanding shares must be present in person or by proxy in order for the annual meeting to be held. For purposes of our meeting, people who attend virtually will be considered to be present in-person.

Record Date

The close of business February 21, 2025

Availability of Materials

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 2, 2025: The annual report on Form 10-K and proxy statement of ManpowerGroup are available for review at www.envisionreports.com/MAN.

By Order of the Board of Directors

Shannon M. Kobylarczyk, Corporate Secretary

March 6, 2025

	Proposal	Page

1 FOR each nominee	To elect ten individuals nominated by the Board of Directors of ManpowerGroup to serve until 2026 as directors;	79

2 FOR	To ratify the appointment of Deloitte & Touche LLP as our independent auditors for 2025;	80

3 FOR	To hold an advisory vote on approval of the compensation of our named executive officers; and	81

4	To transact such other business as may properly come before the meeting

Voting Methods

Whether or not you plan to attend the meeting, it is important that your shares are represented and voted. If you are a shareholder of record (“registered shareholder”), we urge you to vote in advance of the meeting using one of the advance voting methods below. You can vote by any of the following methods:

By Internet Prior to the 2025 Annual Meeting, vote your shares online at www.envisionreports.com/MAN During the 2025 Annual Meeting, vote your shares online at www.meetnow.global/MNQU5PD	By Phone 1-800-652-VOTE (8683) within the USA, US territories and Canada	By Mail Complete, sign and return proxy card in the postage-paid envelope provided	By QR Code Scan this QR code 24/7 to vote with your mobile device

All registered shareholders and those holding legal proxy will still be able to vote online during the meeting, even if they previously submitted their proxy. If your shares are held in street name through a bank, broker or other holder of record (“beneficial holder”), you will receive instructions from the holder of record that you must follow in order for your shares to be voted.

2025

Proxy Statement Summary

This summary highlights information contained in the proxy statement, which is first being made available to shareholders on or about March 6, 2025. This summary does not contain all the information you should consider. We encourage you to read the entire proxy statement before voting. For information regarding ManpowerGroup’s 2024 performance, please read ManpowerGroup’s 2024 Annual Report on Form 10-K.

Board of Directors Nominees

The following table provides summary information about each of the 10 director nominees, and the committees they serve on. Each director is elected annually by a majority of votes cast. Patricia Hemingway Hall has determined she will not be seeking re-election at the annual meeting.

NAME	AGE	DIRECTOR SINCE	INDEPENDENT	COMMITTEES

Jean-Philippe Courtois	64	2020		• Audit

John F. Ferraro	69	2016		• Audit (CHAIR)

William P. Gipson	67	2020		• People, Culture and Compensation

Julie M. Howard Lead Director	62	2016		• People, Culture and Compensation (CHAIR) • Governance and Sustainability

Ulice Payne, Jr.	69	2007		• Audit • Governance and Sustainability

Muriel Pénicaud	69	2022		• People, Culture and Compensation

Jonas Prising Chief Executive Officer	60	2014		• None

Paul Read	58	2014		• Audit

Elizabeth P. Sartain	70	2010		• People, Culture and Compensation

Michael J. Van Handel	65	2017		• Governance and Sustainability (CHAIR)

i	2025 Proxy Statement

2025 proxy statement summary

Our Board Has a Diversity of Experiences and Backgrounds(1)

Our Board believes that having a diverse mix of directors with a variety of skills, experience, and backgrounds is essential to meeting its oversight responsibility.

Core Skills & Experience Identified by our Directors	Director Diversity

Board Composition and Leadership 20% of Board are Current or Former CEOs or Board Chairs 30% of Board was Refreshed over the Past 5 Years, with 3 New Director Appointments

(1)Calculations within this section are made with respect to the 10 Board nominees listed on the previous page.

ii	2025 Proxy Statement

2025 proxy statement summary

Our Working to Change the World Plan

ManpowerGroup's Sustainability Strategy

Our **Working to Change the World** plan is integral to our business strategy and focused on the areas where we can drive the greatest impact. The three strategic pillars of our plan — **Planet, People & Prosperity, and Principles of Governance** — address the most pressing issues facing our world, and reinforce our commitment to create a more sustainable future, one job at a time:

Planet
People & Prosperity
Principles of Governance

"We are committed to creating sustainable value for all our stakeholders and proud of our efforts to support people and the planet. We have a generational opportunity to shape the world of work and help employers and workers address transformative changes like Generative AI and the global green energy transition."

- Jonas Prising, Chair & CEO

Strong and lasting partnerships enable us to address global issues in sustainable and scalable ways. From skilling millions of aspiring workers to preparing the next generation of talent, our best work is done when we collaborate with those who share our vision and purpose.

Signatory to the **United Nations Global Compact** since 2006

Strategic Partner of the **World Economic Forum**

Founding member of the **World Employment Confederation**

Partner of **JA Worldwide** for more than two decades

Member of **World Buisiness Council for Sustainable Development**

Member of the **Tent Partnership for Refugees**

We have actively engaged with the United Nations since we signed the UN Global Compact sustainability principles in 2006. In 2015, the UN established 17 Sustainable Development Goals (SDGs). We are committed to promoting all of them, yet we are hyper-focused on those that we can impact the most.

4 QUALITY EDUCATION
5 GENDER EQUALITY
8 DECENT WORK AND ECONOMIC GROWTH
10 REDUCED INEQUALITIES
13 CLIMATE ACTION
17 PARTNERSHIPS FOR THE GOALS

iii	2025 Proxy Statement

2025 proxy statement summary

Planet

Delivering on our validated, science-based targets to reduce emissions by 2030 and reach net-zero by 2045 or sooner

We are proud to be the first in our industry to have set emissions reduction goals that are validated by the Science-Based Target initiative (SBTi). As part of our transition to net zero by 2045 or sooner, our 2030 targets include:

- Reducing direct emissions (scope 1 and 2) by 60%
- Reducing value chain emissions (scope 3) by 30%

By committing to change and encouraging our people, partners and clients to as well, we are making measured, incremental progress towards our environmental goals, which is our top priority.

In our Climate Action Plan, we focus on five levers to deliver impact at scale.

Our Climate Action Plan
Increasing Renewable Energy
Electrifying Our Fleet
Decarbonizing Our Commuting
Engaging Suppliers to Reduce Impact
Minimizing Business Travel

"We know that it is possible to progress planet-focused, green-strategies that also support people and their long-term prosperity. Technology plays an important role and can be a net-job creator when people have the skills required to meet the moment."

- Ruth Harper, Chief Sustainability Officer

2023-24 Planet Highlights

TIME WORLD'S MOST SUSTAINABLE COMPANIES statista 2024

ManpowerGroup was recognized by TIME Magazine as one of the **World's Most Sustainable Companies in 2024**.

SCIENCE BASED TARGETS DRIVING AMBITIOUS CORPORATE CLIMATE ACTION

First in our industry to have our 2030 emission reduction goals **validated by the Science Based Targets Initiative (SBTI)**.

ManpowerGroup's Global Headquarters in Milwaukee, Wisconsin is 100% powered by renewable electricity and has **received the Energy Star certification from the U.S. Environmental Protection Agency (EPA)**.

We **reduced direct emissions by 40%** since 2019, driven by an increase in renewable energy and electric vehicles.

CDP DRIVING SUSTAINABLE ECONOMIES

In 2024, we received a **B rating in CDP Climate Change**, affirming our dedication to emissions disclosure and our path to net zero.

iv	2025 Proxy Statement

2025 proxy statement summary

People & Prosperity

Social Impact in a Changing World of Work

Diversity, Equity, Inclusion & Belonging
Employability & Income Prosperity
Creators of Talent at Scale & Meaningful Work for All
Purpose & Social Impact
Upskilling, Learning & Development
Wellbeing, Flexibility & Mental Fitness

Advances in technology and human ingenuity are opening new doors of opportunity for people around the world, provided they have the necessary skills.

As a global organization with local presence in thousands of communities, and a vast network of employees, associates, candidates, clients and partners, we create global impact, one job at a time.

Our People & Prosperity approach is helping millions of people develop skills, build knowledge and apply their talents to accelerate the adoption of new technologies across industries to improve their lives and impact the planet. For good.

"We have an opportunity to rethink the way people work and live. In a talent-scarce economy, humanizing the workplace and taking care of people's mental health and wellbeing isn't just the right thing to do. Enabling people to achieve their full potential makes business sense."

- Syneathia LaGrant, VP of Talent & Development

2023-24 People & Prosperity Highlights

ManpowerGroup's Executive Leadership Team is now 30% women, 40% racially diverse and 70% non-US born.

We **are committed to train, develop and place up to 10M people into green jobs by 2030** to accelerate the green transition and support our clients' global sustainability initiatives.

We positively impacted nearly **30,000 refugees** globally in 2023, making good progress towards our 3-year goal to support **48,000 refugees by 2026**.

ManpowerGroup UK's Working Mindset program recognized for its groundbreaking design and **positive impact on mental wellness by the Movement to Work Annual Awards**.

More than 270,000+ people across 12 countries are learning new skills and developing in their careers with our **Manpower MyPath® platform**.

Young people **Not in Employment, Education or Training (NEET)** focused programs in Italy and France have offered 2,400 hours of training across 16 skills tracks.

v	2025 Proxy Statement

2025 proxy statement summary

Principles of Governance

Trust, transparency and accountability are foundational

We are committed to running a responsible and transparent business, setting high ethical standards for our industry and supply chain, and embracing corporate governance best practices.

Our extensive global reach gives us the opportunity to promote and advocate for our values, and also to make an impact on the lives of individuals, communities and society at large.

Doing so maintains our obligation to create stakeholder value for all while making us more resilient, responsive and responsible.

Principles of Governance
Information Security & Data Privacy
Stakeholder Engagement & Recognition
Corporate Governance
Ethics & Integrity
Risk Management

"As one of our top priorities, Sustainability is overseen at the Board of Director level by our Governance and Sustainability Committee. Our Committee tracks sustainability trends and reviews our performance and disclosures. Our leaders are dedicated to driving progress and delivering value for all our stakeholders."

- Michelle Nettles, Chief People & Legal Officer

2023-24 Principles of Governance Highlights

Recognized as one of the **world's most ethical companies for the 15th time** by Ethisphere – the only company in our industry to be awarded this accolade for more than a decade.

Honored by the Human Rights Campaign as a great place to work for **LGBTQ+ equality**.

Continued to **update our comprehensive guidelines** for ethical and responsible use of **artificial intelligence (AI)**.

Earned new EcoVadis ratings in 13 countries and globally in 2024, **bringing our total of Platinum, Gold, Silver and Bronze ratings to 25+ countries**. Globally we received the highest accolade, Platinum, placing us in the top 1% of all rated companies worldwide

PLATINUM Top 1% ecovadis Sustainability Rating FEB 2024

vi	2025 Proxy Statement

2025 proxy statement summary

Key Compensation Practices

The people, culture and compensation committee continually reviews the Company’s executive compensation program to maintain compensation practices that are in the best interests of our shareholders. Some of our key policies are summarized below:

WHAT WE DO

- Tie executive pay to performance.
- Set challenging performance objectives that align with company performance.
- Balance short-term and long-term incentives.
- Include caps on the potential payouts under the PSU grants and our annual incentive program.
- Beginning in 2024, we have introduced relative Total Shareholder Return as a performance metric under the PSU grants to our NEOs.
- Use double triggers in our severance agreements and our equity awards.
- Maintain significant stock ownership guidelines for our NEOs.
- Retain an independent compensation consultant.
- Establish appropriate compensation peer groups which the Committee re-evaluates annually.
- Reach out to leading shareholders and their advisory firms to discuss our executive compensation.

WHAT WE DON'T DO

- No tax gross up payments for any amounts considered excess parachute payments.
- No dividends or dividend equivalents on equity awards prior to vesting.
- No repricing of outstanding stock options. The Company has not granted stock options since 2021.
- No hedging or pledging of ManpowerGroup stock.
- No excessive perquisites to our NEOs or tax gross up payments.

vii	2025 Proxy Statement

1	BOARD OF DIRECTORS	2	GOVERNANCE & SUSTAINABILITY	3	EXECUTIVE COMPENSATION	4	AUDIT COMMITTEE	5	Information About Stock Ownership	6	PROPOSALS TO BE VOTED ON	7	MEETING INFORMATION

Director Nominee Biographies

Age: 64 Director Since: 2020 Committees: • Audit

Jean-Philippe Courtois

Public Company Boards

•
Former Director of AstraZeneca (2008 to 2016)

Additional Leadership and Experience

•
Chairman of the Board of Directors for SKEMA Business School
•
President and Cofounder, Live for Good, a French association which aims to help underprivileged young social entrepreneurs realize their potential
•
President of the Mission Committee of Open Classroom, a French-based online education platform for vocational training

Career Highlights

•
Executive Vice President and President, National Transformation Partnerships, at Microsoft, a global technology provider, from July 2021 to September 2024
•
Executive Vice President, President Global Sales, Marketing and Operations at Microsoft from 2016 to July 2021
•
President, Microsoft International from 2005 to 2016
•
CEO, Microsoft EMEA from 2003 to 2005

Why this Director is Valuable to ManpowerGroup

•
Mr. Courtois brings significant experience managing global enterprise sales developed over many years as the senior global sales executive at Microsoft, one of the world’s largest software companies
•
We also benefit from Mr. Courtois’ extensive experience in the technology industry developed over his more than three decade career with Microsoft
•
Mr. Courtois, who is based in Paris, has in-depth international experience, particularly within the European markets where most of our business resides
•
He also brings an important perspective from his prior service as a director of AstraZeneca

Skills:

Previous Board	International Business	Corporate Governance	Active/ Former CEO/ Chairperson or other C-Suite Officer	Sales	Government Relations	Human Resources	Marketing and Branding	Technology	Accounting or Financial Oversight	Operations

1	2025 Proxy Statement

1	BOARD OF DIRECTORS	2	GOVERNANCE & SUSTAINABILITY	3	EXECUTIVE COMPENSATION	4	AUDIT COMMITTEE	5	Information About Stock Ownership	6	PROPOSALS TO BE VOTED ON	7	MEETING INFORMATION

Director Nominee Biographies

Age: 69 Director Since: 2016 Committees: • Audit (Chair)

John F. Ferraro

Public Company Boards

•
Director of Advance Auto Parts (since 2015)
•
Director of International Flavor and Fragrances (since 2015)

Additional Leadership and Experience

•
Director of Triumvirate Environmental Inc. Holdings LP, owner of Triumvirate Environmental, Inc., a provider of waste management and environmental solutions
•
Founder of RP Intellectual Partners LLC (a successor to a part of Alpha Alpha Intellectual Properties, LLC), a firm investing in intellectual properties focused on technology
•
Trustee Emeritus of Marquette University
•
Former Chair of the Board of Trustees of Boston College High School
•
Founder of the Audit Committee Leadership Network

Career Highlights

•
Global Chief Operating Officer of Ernst & Young (“EY”), a global professional services organization, from 2007 to 2015
•
Held several senior leadership positions at EY, including Global Vice Chair Audit
•
Served as a member of EY’s Global Executive Board for more than 10 years
•
Executive Vice President, Strategy and Sales of Aquilon Energy Services, a software and services company for the energy industry, from February 2019 to July 2019

Why this Director is Valuable to ManpowerGroup

•
Mr. Ferraro brings to our Board his significant depth in both finance and global operations management through his experience with large and global corporations while working at EY
•
He has an extensive background as a manager and executive in the professional services industry
•
We benefit from Mr. Ferraro’s significant experience in accounting, financial oversight, compliance and risk management, which enables him to assist the Board in identifying trends and developments that affect public companies
•
He also brings valuable perspectives and insights from his service on the board of directors of two other public companies

Skills:

Previous Board	International Business	Corporate Governance	Active/ Former CEO/ Chairperson or other C-Suite Officer	Sales	Government Relations	Human Resources	Marketing and Branding	Technology	Accounting or Financial Oversight	Operations

2	2025 Proxy Statement

1	BOARD OF DIRECTORS	2	GOVERNANCE & SUSTAINABILITY	3	EXECUTIVE COMPENSATION	4	AUDIT COMMITTEE	5	Information About Stock Ownership	6	PROPOSALS TO BE VOTED ON	7	MEETING INFORMATION

Director Nominee Biographies

Age: 67 Director Since: 2020 Committees: • People, Culture and Compensation

William P. Gipson

Public Company Boards

•
Director of Rockwell Automation (since November 2020)

Additional Leadership and Experience

•
Former Director of STEM Pathway to MBA (University of Alabama)
•
Former Director of CityLink (Cincinnati), a non-profit organization providing services to help individuals in poverty
•
Former Director of the Executive Leadership Council
•
Former Director of United Negro College Fund
•
Former Director National Action Council for Minorities in Engineering
•
Veteran of the US Air Force

Career Highlights

•
President, Enterprise Packaging Transformation of Procter & Gamble (“P&G”), a leading global provider of branded consumer packaged goods, from 2017 to June 2019
•
Senior Vice President, Research & Development for Asia at P&G from 2015 to 2017
•
Senior Vice President, Research & Development for the Global Hair Care/Color & Overall Beauty Sector at P&G from 2011 to 2015
•
Senior Vice President, Corporate Chief Diversity Officer for P&G from 2011- June 2019, simultaneously served

Why this Director is Valuable to ManpowerGroup

•
Mr. Gipson brings to our Board significant managerial and operational experience as well as a valuable perspective on consumer behavior, from his more than thirty years at P&G, including as President, Enterprise Packaging and Transformation
•
We benefit from Mr. Gipson’s broad expertise in driving business growth and product innovation at P&G, a global company, including through multiple international postings
•
He also brings a unique perspective to the Board from his experience in leading the global diversity and inclusion program for P&G for eight years

Skills:

Previous Board	International Business	Corporate Governance	Active/ Former CEO/ Chairperson or other C-Suite Officer	Sales	Government Relations	Human Resources	Marketing and Branding	Technology	Accounting or Financial Oversight	Operations

3	2025 Proxy Statement

1	BOARD OF DIRECTORS	2	GOVERNANCE & SUSTAINABILITY	3	EXECUTIVE COMPENSATION	4	AUDIT COMMITTEE	5	Information About Stock Ownership	6	PROPOSALS TO BE VOTED ON	7	MEETING INFORMATION

Director Nominee Biographies

Age: 62 Director Since: 2016 Committees: • People, Culture and Compensation (Chair) • Governance and Sustainability

Julie M. Howard

Lead Director

Public Company Boards

•
Director of Sleep Number Corporation (since May 2020)
•
Former Director of InnerWorkings (2012-2019)
•
Former Director of Navigant Consulting (2014-2019)

Additional Leadership and Experience

•
Director of Riveron Consulting ("Riveron"), a business advisory firm specializing in accounting, finance, technology, and operations
•
Director of Treliant, which provides consulting services to the global financial services industry

Career Highlights

•
Chief Executive Officer of Riveron from March 2021 to September 2023
•
Chief Executive Officer of Navigant Consulting (“Navigant”), a specialized global professional services firm, from 2012 to October 2019
•
Chair of the Board of Navigant from 2014 to October 2019
•
Prior thereto, Ms. Howard was a practicing consultant at Navigant, and held several leadership positions including Chief Operating Officer

Why this Director is Valuable to ManpowerGroup

•
As CEO of both Riveron and Navigant, Ms. Howard developed extensive knowledge in the global professional services industry
•
She also provides our Board with managerial, transactional and operational experience from her tenure at Riveron and Navigant and a long-standing career working with clients in a wide array of industries
•
Ms. Howard has experience with technology and innovation, including with private enterprises and public-sector clients
•
Her role as our Lead Director is enhanced by her experience as Chair of the Board of Directors at Navigant, and her service on multiple other public company boards. She also brings experience working with the private equity community, and considerable background in investor relations matters, including related to shareholder activism

Skills:

Previous Board	International Business	Corporate Governance	Active/ Former CEO/ Chairperson or other C-Suite Officer	Sales	Government Relations	Human Resources	Marketing and Branding	Technology	Accounting or Financial Oversight	Operations

4	2025 Proxy Statement

1	BOARD OF DIRECTORS	2	GOVERNANCE & SUSTAINABILITY	3	EXECUTIVE COMPENSATION	4	AUDIT COMMITTEE	5	Information About Stock Ownership	6	PROPOSALS TO BE VOTED ON	7	MEETING INFORMATION

Director Nominee Biographies

Age: 69 Director Since: 2007 Committees: • Audit • Governance and Sustainability

Ulice Payne, Jr.

Public Company Boards

•
Director of WEC Energy Group (formerly Wisconsin Energy Corporation) (since 2003)
•
Director of Foot Locker, Inc. (since 2016)
•
Former Trustee of The Northwestern Mutual Life Insurance Company (2005-2018)

Additional Leadership and Experience

•
Director of Metropolitan Milwaukee Association of Commerce
•
Director of Advancement of Blacks in Sports
•
Named one of 2017's Most Influential Black Corporate Directors by Savoy Magazine
•
Former Wisconsin Commissioner of Securities (February 1985 to December 1987)

Career Highlights

•
President and Managing Member of Addison-Clifton, a provider of global trade compliance advisory services, since 2004
•
Chief Executive Officer of the Milwaukee Brewers Baseball Club from 2002 to 2003
•
Partner with the law firm Foley & Lardner from 1998 to 2002, including Managing Partner from 2001 to 2002

Why this Director is Valuable to ManpowerGroup

•
Mr. Payne brings significant managerial, operational, financial and global experience as a result of many senior positions he has held including as President of Addison-Clifton and as Managing Partner of Foley & Lardner
•
We also benefit from Mr. Payne’s broad experience in, and knowledge of, international business and global trade regulation and compliance
•
He also brings valuable perspectives and insights from his past and present service as a director of several public company boards

Skills:

Previous Board	International Business	Corporate Governance	Active/ Former CEO/ Chairperson or other C-Suite Officer	Sales	Government Relations	Human Resources	Marketing and Branding	Technology	Accounting or Financial Oversight	Operations

5	2025 Proxy Statement

1	BOARD OF DIRECTORS	2	GOVERNANCE & SUSTAINABILITY	3	EXECUTIVE COMPENSATION	4	AUDIT COMMITTEE	5	Information About Stock Ownership	6	PROPOSALS TO BE VOTED ON	7	MEETING INFORMATION

Director Nominee Biographies

Age: 69 Director Since: 2022 Committees: • People, Culture, and Compensation

Muriel Pénicaud

Public Company Boards

•
None

Additional Leadership and Experience

•
Director of Publica HoldCo, the holding Company of Inetum Software Company, a European provider of digital services
•
Director of Galileo Global Education, an international provider of higher education
•
Member of Advisory Board of the Global Summit of Women, a business and economic forum for women
•
Awarded numerous European orders of merit, including Officer of the French Legion of Honour

Career Highlights

•
Senior Advisor to Bain Capital, a private investment firm, since February 2023
•
Ambassador, Permanent Representative of France to the OECD, from 2020 to March 2022
•
Minister of Labor, Republic of France, from 2017 to July 2020
•
French Ambassador for International Investment and CEO of Business France, the national agency supporting the international development of the French economy, from 2014 to 2017
•
Senior Executive Vice President, Human Resources at Danone Group, a global food and beverage company, and a member of its Executive Committee from 2008 to 2014
•
Senior Executive Vice President, Human Resources, Organization and Sustainable Development at Dassault Systems, a global 3D technology company, from 2002 to 2008

Why this Director is Valuable to ManpowerGroup

•
Ms. Pénicaud has extensive experience in government relations and human resources as a result of the multiple cabinet level positions she has held in the French government, including as the French Minister of Labor and as Ambassador, Permanent Representative to the OECD. As a result, she brings a unique perspective on the labor economy from the public and private sector
•
We also benefit from Ms. Pénicaud’s significant experience in international business and human capital management, including extensive experience at the CHRO leadership level at two large French multinational companies
•
She also brings an important perspective on economic and labor trends and developments in France, our largest country operation

Skills:

Previous Board	International Business	Corporate Governance	Active/ Former CEO/ Chairperson or other C-Suite Officer	Sales	Government Relations	Human Resources	Marketing and Branding	Technology	Accounting or Financial Oversight	Operations

6	2025 Proxy Statement

1	BOARD OF DIRECTORS	2	GOVERNANCE & SUSTAINABILITY	3	EXECUTIVE COMPENSATION	4	AUDIT COMMITTEE	5	Information About Stock Ownership	6	PROPOSALS TO BE VOTED ON	7	MEETING INFORMATION

Director Nominee Biographies

Age: 60 Director Since: 2014 Committees: • None

Jonas Prising

Public Company Boards

•
Director of Kohl’s Corporation (since 2015)

Additional Leadership and Experience

•
Member of Board of Governors and former Chair of Junior Achievement Worldwide
•
Actively engaged with the World Economic Forum, including as a member of the International Business Council (IBC) and several other groups/alliances
•
Board member and former Chair of the Metropolitan Milwaukee Association of Commerce

Career Highlights

•
Chief Executive Officer of ManpowerGroup since 2014
•
Chair of ManpowerGroup since 2015
•
ManpowerGroup President from 2012 to 2014
•
Executive Vice President, President of ManpowerGroup - The Americas from 2009 to 2012
•
Executive Vice President, President of ManpowerGroup - United States and Canadian Operations from 2006 to 2008
•
Prior thereto, held other positions with increasing responsibility at ManpowerGroup since 1999, based in Europe and the United States

Why this Director is Valuable to ManpowerGroup

•
Mr. Prising brings to the Board a strong leadership track record from his tenure as a member of ManpowerGroup’s senior leadership team. Given his current roles as chair and chief executive officer and his several other leadership roles he has held within the Company, Mr. Prising also brings to the Board a broad understanding of the Company’s industry, business, operations and growth strategy
•
He is a frequent speaker and commentator on the global stage, especially on topics of labor economics, governance and sustainability, and has enabled ManpowerGroup to develop significant visibility and recognition within the business services community
•
Mr. Prising also provides a global perspective and strong knowledge of the relevant marketplaces in Europe and Asia, as well as the Americas

Skills:

Previous Board	International Business	Corporate Governance	Active/ Former CEO/ Chairperson or other C-Suite Officer	Sales	Government Relations	Human Resources	Marketing and Branding	Technology	Accounting or Financial Oversight	Operations

7	2025 Proxy Statement

1	BOARD OF DIRECTORS	2	GOVERNANCE & SUSTAINABILITY	3	EXECUTIVE COMPENSATION	4	AUDIT COMMITTEE	5	Information About Stock Ownership	6	PROPOSALS TO BE VOTED ON	7	MEETING INFORMATION

Director Nominee Biographies

Age: 58 Director Since: 2014 Committees: • Audit

Paul Read

Public Company Boards

•
None

Additional Leadership and Experience

•
Former Non-Executive Director of Ingram Micro
•
Former Member of the Board of Advisors, Leavey School of Business at Santa Clara University
•
Former Director of Arcient, Inc. a privately held information and technology services company

Career Highlights

•
President Global Technology Business and Chief Operating Officer of Ingram Micro, a technology distributor and supply-chain services provider, from 2013 to 2016
•
Chief Financial Officer of Flextronics International, an electronics manufacturing services provider, from 2008 to 2013

Why this Director is Valuable to ManpowerGroup

•
Mr. Read has significant managerial, operational and global experience as a result of senior positions he has held, including his tenure as President and Chief Operating Officer of Ingram Micro
•
He has extensive background in finance and accounting matters from prior roles, including as Chief Financial Officer of Flextronics International
•
We also benefit from Mr. Read’s knowledge and experience in the information security and technology industry, including his time as President Global Technology Business at Ingram Micro

Skills:

Previous Board	International Business	Corporate Governance	Active/ Former CEO/ Chairperson or other C-Suite Officer	Sales	Government Relations	Human Resources	Marketing and Branding	Technology	Accounting or Financial Oversight	Operations

8	2025 Proxy Statement

1	BOARD OF DIRECTORS	2	GOVERNANCE & SUSTAINABILITY	3	EXECUTIVE COMPENSATION	4	AUDIT COMMITTEE	5	Information About Stock Ownership	6	PROPOSALS TO BE VOTED ON	7	MEETING INFORMATION

Director Nominee Biographies

Age: 70 Director Since: 2010 Committees: • People, Culture and Compensation

Elizabeth P. Sartain

Public Company Boards

•
Former Director of Shutterfly Inc. (2016 to 2019)
•
Former Director of Peets Tea & Coffee, Inc. (2007 to 2012)

Additional Leadership and Experience

•
Director of AARP; Chairman of the Board of the AARP Foundation
•
Named to 2023 Most Influential Corporate Board Directors, Women Inc. Magazine
•
Named to 2020 Directorship 100 by NACD as one of the most influential corporate directors
•
NACD Board Leadership Fellow and faculty member of its Director Professionalism program
•
Former Director and Chair of the Society of Human Resource Management (SHRM) Foundation

Career Highlights

•
Independent Human Resource Advisor and Consultant since 2008
•
Executive Vice President and Chief People Officer at Yahoo! Inc. from 2001 to 2008
•
An executive with Southwest Airlines serving in various positions from 1988 to 2001, including Vice President of People

Why this Director is Valuable to ManpowerGroup

•
Ms. Sartain has significant experience in executive compensation, organizational design and human capital management
•
She also brings significant human resources experience as a result of senior management positions she held at several prominent companies, including as Vice President and Chief People Officer at Yahoo!
•
Ms. Sartain has led significant business transformation initiatives as well as global human resources efforts, focusing on attracting, retaining and developing employees
•
She also has recognized experience in workforce trends, compensation committee and governance issues and is a recognized speaker on these issues
•
Ms. Sartain also brings an important perspective gained from her service as a director on other public company boards

Skills:

Previous Board	International Business	Corporate Governance	Active/ Former CEO/ Chairperson or other C-Suite Officer	Sales	Government Relations	Human Resources	Marketing and Branding	Technology	Accounting or Financial Oversight	Operations

9	2025 Proxy Statement

1	BOARD OF DIRECTORS	2	GOVERNANCE & SUSTAINABILITY	3	EXECUTIVE COMPENSATION	4	AUDIT COMMITTEE	5	Information About Stock Ownership	6	PROPOSALS TO BE VOTED ON	7	MEETING INFORMATION

Director Nominee Biographies

Age: 65 Director Since: 2017 Committees: • Governance and Sustainability (Chair)

Michael J. Van Handel

Public Company Boards

•
Director of ICF International (since 2017)

Additional Leadership and Experience

•
Director of BMO Financial Corporation, a subsidiary of BMO Financial Group (since 2006)
•
Recognized nine times by Institutional Investor magazine as America's Best CFO for Business and Professional Services

Career Highlights

•
Senior Executive Vice President of ManpowerGroup from 2016 to 2017
•
Chief Financial Officer of ManpowerGroup from 1998 to 2016
•
Several other senior finance and accounting positions within ManpowerGroup since 1989

Why this Director is Valuable to ManpowerGroup

•
Mr. Van Handel brings to the Board deep knowledge of ManpowerGroup and the industry developed over his more than twenty years of experience at the Company, including nearly two decades as CFO
•
As CFO, Mr. Van Handel was also a member of ManpowerGroup’s leadership team and was significantly engaged in developing the Company’s business strategy
•
He has significant managerial, operational, transactional and financial markets experience relevant to our business. Mr. Van Handel was responsible for driving operational performance across all geographies and business lines and given his extensive knowledge of the industry and competitive landscape, was heavily involved in M&A activity for the Company

Skills:

Previous Board	International Business	Corporate Governance	Active/ Former CEO/ Chairperson or other C-Suite Officer	Sales	Government Relations	Human Resources	Marketing and Branding	Technology	Accounting or Financial Oversight	Operations

10	2025 Proxy Statement

1	BOARD OF DIRECTORS	2	GOVERNANCE & SUSTAINABILITY	3	EXECUTIVE COMPENSATION	4	AUDIT COMMITTEE	5	Information About Stock Ownership	6	PROPOSALS TO BE VOTED ON	7	MEETING INFORMATION

Director Nominee Biographies

Each director attended at least 75% of the board meetings and meetings of committees on which he or she served in 2024. The board of directors held five meetings during 2024 and took one action by written consent.

The board of directors has established a general retirement age of 75. Under the Company's corporate governance guidelines, an individual cannot be nominated for election to the board of directors after his or her 75th birthday. Any director who turns 75 during his or her normal term will continue in office until the expiration of that term.

Patricia Hemingway Hall has informed us that she does not wish to stand for re-election at the annual meeting. We express our thanks to Ms. Hemingway Hall for her valuable service to ManpowerGroup and its shareholders, and for her many contributions to the Board over the past 14 years. Following her retirement, the board of directors will have ten members.

Under ManpowerGroup’s bylaws, nominations, other than those made by the board of directors or the governance and sustainability committee, must be made pursuant to timely notice in proper written form to the Corporate Secretary of ManpowerGroup. To be timely, a shareholder’s request to nominate a person for election to the board of directors at an annual meeting of shareholders, together with the written consent of such person to serve as a director, must be received by the Corporate Secretary of ManpowerGroup at the principal office of the Company not earlier than the close of business on the 150th day, nor later than the close of business on the 90th day, prior to the date of the annual meeting fixed pursuant to the bylaws. To be in proper written form, the notice must contain certain information concerning the nominee and the shareholder submitting the nomination, including the disclosure of any hedging, derivative or other complex transactions involving the Company’s common stock to which a shareholder proposing a director nomination is a party.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must generally provide notice no later than 60 days prior to the anniversary of the previous year’s annual meeting date in accordance with Rule 14a-19 under the Securities Exchange Act of 1934.

11	2025 Proxy Statement

1	BOARD OF DIRECTORS	2	GOVERNANCE & SUSTAINABILITY	3	EXECUTIVE COMPENSATION	4	AUDIT COMMITTEE	5	Information About Stock Ownership	6	PROPOSALS TO BE VOTED ON	7	MEETING INFORMATION

Composition and Qualifications of Board Members

Our Board is committed to regular renewal and refreshment and has continuously enhanced the director recruitment and selection process, resulting in a well-qualified and diverse group of director nominees. As part of that process, the governance and sustainability committee, which oversees succession planning for the Board and key leadership roles on the Board and its committees, regularly reviews the composition of our Board and assesses the skills and characteristics of our directors with a view towards enhancing the composition of our board to support the Company’s strategy.

In connection with its consideration of possible candidates for board membership, the governance and sustainability committee has identified areas of experience that members of the board should as a goal collectively possess. These areas are described below.

PREVIOUS BOARD Experience serving as a director of another public company	HUMAN RESOURCES Experience building knowledge, skills and abilities of employees

INTERNATIONAL BUSINESS Experience in diverse geographic, political and regulatory environments	MARKETING AND BRANDING Experience in a senior management position managing marketing/branding

CORPORATE GOVERNANCE Supports our goals of strong Board and management accountability	TECHNOLOGY Experience with technology, cybersecurity, information systems/data management or privacy

ACTIVE/FORMER CEO/CHAIRPERSON OR OTHER C-SUITE OFFICER Served in a senior leadership role at a large organization	ACCOUNTING OR FINANCIAL OVERSIGHT Experience to provide valuable insight in overseeing finances

SALES Experience developing strategies to grow sales and market share	OPERATIONS Experience with our business, strategy and marketplace dynamics

GOVERNMENT RELATIONS Understanding of government regulations affecting our business

12	2025 Proxy Statement

1	BOARD OF DIRECTORS	2	GOVERNANCE & SUSTAINABILITY	3	EXECUTIVE COMPENSATION	4	AUDIT COMMITTEE	5	Information About Stock Ownership	6	PROPOSALS TO BE VOTED ON	7	MEETING INFORMATION

cOMPOSITION AND QUALIFICATIONS OF BOARD MEMBERS

The below graphic lists the skills and attributes each nominee has identified as being part of his or her own experience.

SKILLS, ATTRIBUTES & EXPERIENCE

Jean-Philippe Courtois
John F. Ferraro
William P. Gipson
Julie M. Howard
Ulice Payne, Jr.
Muriel Pénicaud
Jonas Prising
Paul Read
Elizabeth P. Sartain
Michael J. Van Handel

The governance and sustainability committee has adopted, and the board of directors has approved, guidelines for selecting board candidates that the committee considers when evaluating candidates for nomination as directors including candidates recommended by shareholders. The guidelines call for the following with respect to the composition of the board:

• a variety of experience and backgrounds;	• the independence of at least a majority of the directors; and
• possess professional and personal experience and expertise relevant to the Company’s business;	• individuals who represent a diversity of gender, tenure, race, ethnicity and age.
• individuals who will represent the best interests of the shareholders as a whole rather than special interest constituencies;

13	2025 Proxy Statement

1	BOARD OF DIRECTORS	2	GOVERNANCE & SUSTAINABILITY	3	EXECUTIVE COMPENSATION	4	AUDIT COMMITTEE	5	Information About Stock Ownership	6	PROPOSALS TO BE VOTED ON	7	MEETING INFORMATION

Board Diversity and Tenure

Commitment to Board Diversity

The governance and sustainability committee and the board of directors believe that the qualifications, skills, experience and attributes set forth in this proxy statement for all individuals nominated for election satisfy the guidelines for selecting board candidates set out above and support the conclusion that these individuals are qualified to serve as directors of the Company and collectively possess a variety of skills, professional experience, and diversity of backgrounds allowing them to effectively oversee the Company’s business.

The composition of the nominees also reflects diversity of gender, tenure, race, ethnicity and age. The governance and sustainability committee and the board of directors believe that director diversity is consistent with the goal of creating a board that best serves the needs of the Company and the interests of its shareholders. While the board of directors does not have a formal policy with respect to diversity in the initial pool of director candidates, as part of the search process for a new director, the governance and sustainability committee actively seeks out women and minorities to include in the pool from which Board nominees are chosen and instructs any search firm engaged for the search to do so.

Director Tenure and Board Refreshment

In addition, we believe that diversity with respect to tenure is important in order to balance deep experience and knowledge of our Company with fresh perspectives. Our directors with longer service are highly valued for their experience and Company-specific knowledge. They have an extensive understanding of our business, provide historical context as the board reviews and evaluates the Company’s strategy and enhance board dynamics. At the same time, we recognize that, with the evolution of the marketplace and changes in our business, our board benefits from the identification of new directors who can bring important skills and fresh perspectives to the board. Since 2020, we have added three new directors to the board. As a result, we have four director nominees with ten years of service or more; three with six to nine years of service; and three with five or fewer years of service. We believe this is consistent with the board’s goal to maintain an appropriate balance of tenures.

TENURE AND INDEPENDENCE

Years	4	9	4	8	17	2	11	10	15	7
Independent

DEMOGRAPHICS
Gender Identity	M	M	M	F	M	F	M	M	F	M
Asian
Black/African American
Hispanic/Latinx
White
Born Outside U.S.

14	2025 Proxy Statement

1	BOARD OF DIRECTORS	2	GOVERNANCE & SUSTAINABILITY	3	EXECUTIVE COMPENSATION	4	AUDIT COMMITTEE	5	Information About Stock Ownership	6	PROPOSALS TO BE VOTED ON	7	MEETING INFORMATION

board diversity and tenure(1)

Our board composition also reflects our global footprint - our director nominees have lived or worked in the following countries:

(1) Demographics within this section are made with respect to the 10 Board nominees.

15	2025 Proxy Statement

1	BOARD OF DIRECTORS	2	GOVERNANCE & SUSTAINABILITY	3	EXECUTIVE COMPENSATION	4	AUDIT COMMITTEE	5	Information About Stock Ownership	6	PROPOSALS TO BE VOTED ON	7	MEETING INFORMATION

Director Compensation for 2024

The governance and sustainability committee reviews and makes recommendations to the full board with respect to the compensation of our non-employee directors annually. The full board of directors reviews these recommendations and makes a final determination on the compensation of our directors. From time to time, the governance and sustainability committee will engage with an outside compensation consultant to benchmark the Company’s non-employee director compensation against that of relevant peer companies and the general market. The governance and sustainability committee engaged Mercer in 2023 to review our non-employee director compensation program.

For 2024, the board of directors approved the compensation arrangement for non-employee directors described below.

2024 Non-Employee Director Compensation Structure

Annual Base Retainer (TOTAL)	$300,000
Cash	$120,000
Equity	$180,000
Annual Governance and Sustainability Committee Chair Retainer	$ 25,000
Annual People, Culture and Compensation Committee Chair Retainer	$ 25,000
Annual Audit Committee Chair Retainer	$ 30,000
Annual Retainer for lead director	$ 35,000
Annual Retainer for lead director in the case where he or she also serves as a committee chair	$35,000 + Committee Chair Retainer

Annual Cash Retainer

Each year, directors receive an annual cash retainer but can elect to receive deferred stock in lieu of 50%, 75% or 100% of their annual cash retainer. This deferred stock will be granted at the end of the year for which the election was made. The number of shares granted will equal the annual cash retainer divided by the average of the closing prices of ManpowerGroup common stock on the last trading day of each full or partial calendar quarter covered by the election period. For 2024, William Downe, who retired from the board during the year, Mr. Gipson and Ms. Howard elected to accept deferred stock in lieu of 100% of their annual cash retainer.

Annual Equity Grant

Each year directors also receive an annual grant of deferred stock. The annual grant is effective on January 1 of each year and the number of shares granted will equal the annual equity retainer divided by the closing sale price of a share of ManpowerGroup’s common stock on the last business day of the preceding year. Alternatively, the directors can elect to receive restricted stock instead of deferred stock if they make the election on or before December 31 of the preceding year. For 2024, the total shares of deferred stock or restricted stock granted to each director was 2,265 shares. The shares vest in equal quarterly installments on the last day of each calendar quarter during the year.

A new director will receive a grant of deferred stock effective the date the director is appointed to the board and will be prorated for the year. They can elect to receive restricted stock instead if they make the election within 10 days of appointment to the board of directors.

Distribution of Deferred Stock

Deferred stock will be distributed in ManpowerGroup shares on the earlier of three years from the date of grant or within 30 days of the director leaving the board. However, the director can extend the deferral period for these grants by at least five years, and thereafter extend further by at least five more years, as long as the election to extend is made at least twelve months before the end of the current deferral period. If a director extends the deferral period but leaves the board prior to the extended date, the deferred stock will be distributed within 30 days of the director leaving the board.

16	2025 Proxy Statement

1	BOARD OF DIRECTORS	2	GOVERNANCE & SUSTAINABILITY	3	EXECUTIVE COMPENSATION	4	AUDIT COMMITTEE	5	Information About Stock Ownership	6	PROPOSALS TO BE VOTED ON	7	MEETING INFORMATION

Director Compensation for 2024

Director Compensation for 2024

NAME	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS ($)(2)	TOTAL ($)

Jean-Philippe Courtois	120,000	199,577	319,577
William Downe(1)	—	102,198	102,198
John F. Ferraro	136,154	243,400	379,554
William P. Gipson	—	339,155	339,155
Patricia Hemingway Hall	128,379	194,770	323,149
Julie M. Howard	—	417,598	417,598
Ulice Payne, Jr.	120,000	204,245	324,245
Muriel Pénicaud	120,000	194,004	314,004
Paul Read	133,846	184,668	318,514
Elizabeth P. Sartain	128,329	180,000	308,329
Michael J. Van Handel	136,621	199,368	335,989

(1) Mr. Downe retired from the board of directors effective May 3, 2024 and received a pro-rata annual retainer and grant of deferred stock.

(2) Reflects deferred stock and restricted stock granted under our 2011 Equity Incentive Plan and the Terms and Conditions Regarding the Grant of Awards to Non-Employee Directors under the 2011 Equity Incentive Plan. These amounts reflect the grant date fair value of the awards as computed in accordance with FASB ASC Topic 718. The amount reflected in the table was made up of:

For Mr. Courtois, $180,000 attributable to the annual grant of deferred stock (2,265 shares) and $19,577 attributable to deferred stock issued in lieu of dividends (281 shares) in 2024.

For Mr. Downe, $61,319 attributable to the annual grant of restricted stock (772 shares) and $40,879 attributable to deferred stock granted in lieu of 100% of his annual retainer (531 shares) in 2024.

For Mr. Ferraro, $180,000 attributable to the annual grant of restricted stock (2,265 shares) and $63,400 attributable to deferred stock issued in lieu of dividends (910 shares) in 2024.

For Mr. Gipson, $180,000 attributable to the annual grant of deferred stock (2,265 shares), $120,000 attributable to deferred stock granted in lieu of 100% of his annual retainer (1,722 shares) and $39,155 attributable to deferred stock issued in lieu of dividends (562 shares) in 2024.

For Ms. Hemingway Hall, $180,000 attributable to the annual grant of restricted stock (2,265 shares) and $14,770 attributable to deferred stock issued in lieu of dividends (212 shares) in 2024.

For Ms. Howard, $180,000 attributable to the annual grant of deferred stock (2,265 shares), $171,621 attributable to deferred stock granted in lieu of 100% of her annual retainers (2,463 shares) and $65,977 attributable to deferred stock issued in lieu of dividends (947 shares) in 2024.

For Mr. Payne, $180,000 attributable to the annual grant of deferred stock (2,265 shares) and $24,245 attributable to deferred stock issued in lieu of dividends (348 shares) in 2024.

For Ms. Pénicaud, $180,000 attributable to the annual grant of deferred stock (2,265 shares) and $14,004 attributable to deferred stock issued in lieu of dividends (201 shares) in 2024.

For Mr. Read, $180,000 attributable to the annual grant of restricted stock (2,265 shares) and $4,668 attributable to deferred stock issued in lieu of dividends (67 shares) in 2024.

For Ms. Sartain, $180,000 attributable to the annual grant of restricted stock (2,265 shares) in 2024.

For Mr. Van Handel, $180,000 attributable to the annual grant of deferred stock (2,265 shares) and $19,368 attributable to deferred stock issued in lieu of dividends (278 shares) in 2024.

The aggregate number of shares of deferred stock held by each of the non-employee directors can be found in Footnote 1 of the Beneficial Ownership of Directors and Executive Officers table on page 77. All such shares of deferred stock were fully vested as of December 31, 2024. All shares of restricted stock granted to the non-employee directors in 2024 were fully vested as of December 31, 2024.

17	2025 Proxy Statement

1	BOARD OF DIRECTORS	2	GOVERNANCE & SUSTAINABILITY	3	EXECUTIVE COMPENSATION	4	AUDIT COMMITTEE	5	Information About Stock Ownership	6	PROPOSALS TO BE VOTED ON	7	MEETING INFORMATION

Non-Employee Director Stock Ownership Guidelines

The governance and sustainability committee believes that non-employee directors should hold a meaningful stake in ManpowerGroup to align their economic interests with those of the shareholders. To that end, the board of directors has adopted stock ownership guidelines for non-employee directors and reviews them on an annual basis. For all directors appointed prior to November 12, 2021, the total share ownership guideline is equal in value to $450,000. In 2021, the board of directors reviewed the stock ownership guidelines and determined to adjust the guidelines to further align with best practice. Under these revised stock ownership guidelines, for any non-employee director appointed after November 12, 2021, the share ownership guideline is five times the annual cash retainer in effect when the director joins the board of directors. The committee considers vested deferred stock and common stock in determining targeted ownership levels. The following table details each non-employee director’s stock ownership relative to the stock ownership guidelines:

	TARGET NUMBER	NUMBER OF	VALUE OF	TARGET DATE
	OF SHARES	SHARES	SHARES	TO SATISFY
DIRECTOR	(#)(1)	HELD(#)(2)	($)(3)	GUIDELINES(4)

Jean-Philippe Courtois	4,990	10,906	586,416	✓
John F. Ferraro	5,894	27,013	1,452,489	✓
William P. Gipson	4,990	15,021	807,679	✓
Patricia Hemingway Hall	6,601	24,651	1,325,484	✓
Julie M. Howard	5,064	28,928	1,555,459	✓
Ulice Payne, Jr.	6,601	18,186	977,861	✓
Muriel Pénicaud	6,674	4,764	256,160	December 12, 2027
Paul Read	6,601	22,982	1,235,742	✓
Elizabeth P. Sartain	6,601	33,456	1,798,929	✓
Michael J. Van Handel	3,568	23,148	1,244,668	✓

(1) Target shares are based on target value divided by the closing stock price on December 31, 2014 of $68.17 for non-employee directors in office as of January 1, 2015. For non-employee directors appointed between January 1, 2015 and November 12, 2021 target shares are based on target value ($450,000) divided by the closing price of the Company’s common stock on the last business day of the month during which the director was first appointed to the Board of Directors. For non-employee directors appointed after November 12, 2021 the share ownership guideline is five times the annual cash retainer in effect when the director joined the board of directors divided by the closing price of the Company's common stock on the day the director was first appointed to the board of directors.

(2) Represents the number of shares held as of the record date, February 21, 2025 as follows:

For Mr. Courtois, 4,250 shares of common stock and 6,656 shares of vested deferred stock.

For Mr. Ferraro, 11,009 shares of commons stock and 16,004 shares of vested deferred stock.

For Mr. Gipson, 15,021 shares of vested deferred stock.

For Ms. Hemingway Hall, 21,659 shares of common stock and 2,992 shares of vested deferred stock.

For Ms. Howard, 4,085 shares of common stock and 24,843 shares of vested deferred stock.

For Mr. Payne, 11,970 shares of common stock and 6,216 shares of vested deferred stock.

For Ms. Pénicaud, 4,764 shares of vested deferred stock.

For Mr. Read, 21,409 shares of common stock and 1,573 shares of vested deferred stock.

For Ms. Sartain, 33,456 shares of common stock.

For Mr. Van Handel, 18,508 shares of common stock and 4,640 shares of vested deferred stock.

(3)
Based on price per share of ManpowerGroup common stock on February 21, 2025 of $53.77.
(4)
Under the current policy, non-employee directors in office prior to November 21, 2021 have four years from the date of his or her appointment to attain targeted ownership levels. Any non-employee directors joining the board after November 12, 2021, including Ms. Pénicaud, will have five years from the date of his or her appointment to attain targeted ownership levels.

We Prohibit Non-Employee Directors from Hedging, Pledging and Short-selling Our Securities

Under ManpowerGroup’s Insider Trading Policy, non-employee directors are prohibited from engaging in short sales or hedging transactions involving ManpowerGroup securities, including forward sale or purchase contracts, equity swaps or exchange funds. Non-employee directors are also prohibited from engaging in puts, calls or other option or derivative instruments involving ManpowerGroup securities. Further, we do not allow non-employee directors to pledge ManpowerGroup securities at any time, which includes having ManpowerGroup stock in a margin account or using ManpowerGroup stock as collateral for a loan.

18	2025 Proxy Statement

1	BOARD OF DIRECTORS	2	GOVERNANCE & SUSTAINABILITY	3	EXECUTIVE COMPENSATION	4	AUDIT COMMITTEE	5	Information About Stock Ownership	6	PROPOSALS TO BE VOTED ON	7	MEETING INFORMATION

Board Leadership Structure

Chair of the Board – Jonas Prising

Under ManpowerGroup’s bylaws and in accordance with the Company’s corporate governance guidelines, the board of directors can choose whether the roles of chair and chief executive officer should be combined or separated, based on what it believes is best for the Company and its shareholders at a given point in time. Jonas Prising has been chair of the board of directors since December 31, 2015. The board of directors has evaluated the Company’s leadership structure and determined that the presence of our independent lead director who, as described below, has meaningful oversight responsibilities, together with a strong leader in the combined role of chair and chief executive officer, serves the best interests of ManpowerGroup and its shareholders. The board of directors believes that in light of Mr. Prising’s extensive knowledge of ManpowerGroup and its industry, gained through his tenure with the Company, he is well positioned to serve as both chair and chief executive officer of the Company.

Lead Director – Julie Howard

The board of directors has selected Ms. Howard, retired CEO of Riveron Consulting as well as Navigant Consulting, to serve as lead director. Our corporate governance guidelines provide that if the same person holds the chief executive officer and chair roles or if the chair is not independent, the board of directors will designate one of the independent directors to serve as the lead director. The lead director helps ensure that there is an appropriate balance between management and the independent directors and that the independent directors are fully informed and able to discuss and debate the issues that they deem important.

Our corporate governance guidelines contemplate that the lead director will be appointed annually and that he or she should be willing to serve for at least three years in such capacity. The board of directors believes having a lead director serving consecutive terms provides greater continuity to the role, enhances board leadership and performance and facilitates effective oversight of the performance of senior management. Ms. Howard has served as lead director since May 2023, and at a board meeting in February 2025, the board of directors re-appointed Ms. Howard to serve as lead director for another year.

The lead director’s duties include the following:

• Preside at executive sessions of the non-employee directors;

• Preside at all other meetings of directors where the chair of the board is not present;

• Serve as liaison between the chair of the board and the non-employee directors;

• Approve what information is sent to the board;

• Approve the meeting agendas for the board;

• Approve meeting schedules to assure that there is sufficient time for discussion on all agenda items;

• Provide feedback from executive sessions of the independent directors to the Chair and CEO and other senior management;

• Serve in a key role in the board evaluation processes and in evaluation of the CEO;

• Recommend to the board and the board committees the retention of advisers and consultants who report directly to the board;

• Have the authority to call meetings of the non-employee directors;

• If requested by major shareholders, ensure that he or she is available for consultation and direct communication; and

• Perform such other duties as the board may delegate from time to time.

19	2025 Proxy Statement

1	BOARD OF DIRECTORS	2	GOVERNANCE & SUSTAINABILITY	3	EXECUTIVE COMPENSATION	4	AUDIT COMMITTEE	5	Information About Stock Ownership	6	PROPOSALS TO BE VOTED ON	7	MEETING INFORMATION

Board Oversight

Our board of directors and its committees work closely with management to provide oversight, review, and counsel related to long-term strategy, opportunities and risks. In particular, the board oversees business affairs and integrity, works with management to determine our mission and long-term strategy, oversees enterprise risk management, performs the annual CEO evaluation, oversees CEO succession planning, and oversees internal control over financial reporting and external audit. The board looks to the expertise of its committees to provide strategic oversight in their areas of focus. Examples of oversight areas are provided below.

Strategy

Led by the CEO, the Company’s executive management drives our strategy and operations and works to develop and execute our business strategy, foster our desired culture, establish accountability, and control risk. Management also aligns our structure, operations, people, policies, and compliance efforts to our mission and strategy. Overseeing management’s development and execution of the Company’s strategy is one of the board’s primary responsibilities. The board works closely with executive management to respond to a dynamically changing business environment. Executive management and other leaders from across the Company provide business and strategy updates to our board quarterly, and the board participates in an annual strategy meeting with management. At meetings throughout the year, the board also assesses the strategic alignment of the Company’s budget, capital plan and strategic acquisition process.

Enterprise Risk Management

The board of directors is responsible for overseeing the execution of management’s enterprise risk management program for the Company. The board fulfills this responsibility both directly and through its standing committees, each of which assists the board in overseeing a part of the Company’s overall risk management. Our enterprise risk management program and disclosure controls and procedures are designed to appropriately escalate key risks to the board as well as to analyze potential risks for disclosure. The risks described in this section include those formally monitored at a board or committee level as part of the enterprise risk management program, which includes the annual risk assessment process, program scope, status of priority and emerging risks and risk profile, among other things, or pursuant to committee charters.

The committees of the board oversee specific areas of the Company’s risk management as described below:

Audit Committee

The audit committee is responsible for assisting the board of directors with its oversight of the performance of the Company’s risk management functions including:

•
Reviewing and discussing with management the Company’s risk management framework, including policies, practices and procedures regarding risk assessment and management;
•
Receiving, reviewing and discussing with management reports on cybersecurity and data privacy risk;
•
Receiving, reviewing and discussing with management reports on other risk topics as the committee or management deems appropriate from time to time; and
•
Reporting to the board of directors on its activities in this oversight role.

People, Culture and Compensation Committee

The people, culture and compensation committee reviews and discusses with management the Company’s compensation policies and practices, and the assessment of certain risks, including whether any risks arising from the Company’s compensation policies and practices related to its people are reasonably likely to have a material adverse effect on the Company.

The people, culture and compensation committee also reviews and discusses with management the development, implementation and effectiveness of the Company’s policies and strategies relating to its human capital management function, including key policies and strategies regarding recruiting, retention, career development and progression, employee engagement, management succession, diversity, employment practices and culture.

20	2025 Proxy Statement

1	BOARD OF DIRECTORS	2	GOVERNANCE & SUSTAINABILITY	3	EXECUTIVE COMPENSATION	4	AUDIT COMMITTEE	5	Information About Stock Ownership	6	PROPOSALS TO BE VOTED ON	7	MEETING INFORMATION

board oversight

Governance and Sustainability Committee

The governance and sustainability committee evaluates the overall effectiveness of the board of directors, including its focus on the most critical issues and risks.

As part of this oversight, the committees engage in reviews and discussions with management (and others if considered appropriate) as necessary to be reasonably assured that the Company’s risk management processes (1) are adequate to identify the material risks that we face in a timely manner, (2) include strategies for the management of risk that are responsive to our risk profile and specific material risk exposure, (3) serve to integrate risk management considerations into business decision-making throughout the Company, and (4) include policies and procedures that are reasonably effective in facilitating the transmission of information with respect to material risks to the senior executives of the Company and each committee.

Sustainability

Corporate responsibility and sustainability are important priorities for the board of directors and the Company. We believe businesses have a responsibility to be a positive contributor to societal change. Our commitment to social responsibility extends to human capital, diversity, human rights and fair employment, worker health and safety and climate change. We also see in these commitments additional ways of creating value for our shareholders that result in benefits to our employees, our customers and society. As part of our enterprise-wide approach to risk management and our strategies for long-term value creation, the board and management monitor long-term risks that may be impacted by environmental, social and governance issues. Additional information about ManpowerGroup’s corporate social responsibility efforts is located in the Proxy Summary under “Our Working to Change the World Plan” and available on our website at https://manpowergroup.com/sustainability.

The board of directors has determined oversight of sustainability matters should be consolidated with one of its standing committees and has delegated the oversight responsibility to the governance and sustainability committee. The governance and sustainability committee regularly meets with the chief sustainability and communications officer to review the effectiveness of management’s strategies, programs and policy implementation with respect to initiatives and programs related to sustainability, corporate culture, human capital management and climate change. In addition, each of the committees continues to address specific sustainability matters related to its respective areas of oversight.

Cybersecurity and Data Privacy

As part of the board's role in overseeing the Company’s enterprise risk management program, the board devotes time and attention to cybersecurity and data privacy related risks. The audit committee is responsible for overseeing information technology risk exposures, including cybersecurity, data privacy and data security. The audit committee regularly receives reports on cybersecurity and data privacy matters and related risk exposures from management, including our chief information security and chief privacy officer. The audit committee will regularly update the board of directors on such matters and the board will also periodically receive reports from management directly. All employees regularly participate in required and targeted information security and data privacy trainings. We also assess the efficacy of our information security program through internal detection and monitoring systems, as well as through the engagement of third-party experts.

Human Capital Management

Human capital management is at the core of our business and is how we create value for individuals, organizations and communities. Our purpose is to provide meaningful and sustainable employment and is rooted in our values: People, Knowledge and Innovation. Our board and its committees are actively engaged in overseeing the Company’s human capital management strategy. The people, culture and compensation committee is responsible for overseeing the Company's policies and strategies related to human capital management matters, including recruiting, retention, career development and progression, employee engagement, management succession, diversity, employment practices and culture. Management provides regular updates to the people, culture and compensation committee on these human capital management matters, and the board is kept apprised of any developments in these areas. In addition, the people, culture and compensation committee considers the impact of our executive compensation program and the incentives created by compensation awards on the Company's overall risk profile. It also oversees management's assessment of compensation risk arising from our compensation policies and practices.

21	2025 Proxy Statement

1	BOARD OF DIRECTORS	2	GOVERNANCE & SUSTAINABILITY	3	EXECUTIVE COMPENSATION	4	AUDIT COMMITTEE	5	Information About Stock Ownership	6	PROPOSALS TO BE VOTED ON	7	MEETING INFORMATION

Independent Compensation Consultant

The people, culture and compensation committee has selected Mercer (US) Inc. ("Mercer") to advise it on executive compensation matters. Mercer is engaged directly by the committee, and reports to the chair of the committee. Fees are set annually and are reflected in a one-year statement of work, which sets out the services to be performed by Mercer for the committee during the ensuing year. Mercer’s primary role is to provide objective analysis, advice and information and otherwise to support the committee in the performance of its duties. Mercer’s fees for executive compensation consulting to the committee in 2024 were $422,974.

The committee requests information and recommendations from Mercer as it deems appropriate in order to assist it in structuring and evaluating ManpowerGroup’s executive compensation programs and practices. The committee’s decisions about executive compensation, including the specific amounts paid to executive officers, are its own and may reflect factors and considerations other than the information and recommendations provided by Mercer.

Mercer’s engagement included the following services for the committee in 2024:

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Review and recommend the companies used in our peer group;
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Review guiding principles for executive compensation and recommend areas for modernization;
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Evaluate the competitiveness of our total executive compensation and benefits program for the senior executives, including base salary, annual incentive, total cash compensation, long-term incentive awards, total direct compensation, perquisites, retirement benefits and total remuneration against the market;
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Assess how well the compensation and benefits programs are aligned with the committee’s stated philosophy to align pay with performance, including analyzing our performance against comparator companies;
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Provide advice and assistance to the committee on the levels of total compensation and the principal elements of compensation for our senior executives;
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Advise the committee on salary, target incentive opportunities and equity grants as well as on the design and features of our short-term and long-term incentive programs for our senior executives;
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Brief the committee on trends, including legislative and regulatory, in executive compensation and benefits among large public companies and on regulatory, legislative and other developments; and
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Assist in reviewing the Compensation Discussion and Analysis and other executive compensation disclosures to be included in this proxy statement.

The committee has reviewed whether the work provided by Mercer raises any conflict of interest. Factors considered by the committee include:

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Other services provided to the Company by the consultant;
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What percentage of the consultant’s total revenue is made up of fees from the Company;
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Policies or procedures of the consultant that are designed to prevent a conflict of interest;
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Any business or personal relationships between individual consultants involved in the engagement and committee members;
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Any shares of the Company’s stock owned by individual consultants involved in the engagement; and
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Any business or personal relationships between our executive officers and the consulting firm or the individual consultants involved in the engagement.

Based on its review, the committee does not believe that Mercer has a conflict of interest with respect to the work performed for the Company or the committee in 2024. The committee has also evaluated the independence of Mercer pursuant to the rules of the Securities and Exchange Commission and the New York Stock Exchange and no relationships were identified that would impact Mercer’s independence.

Ultimately, the consultant provides recommendations and advice to the committee in an executive session where management is not present, which is when critical pay decisions are made. This approach protects the committee’s ability to receive objective advice from the consultant so that the committee may make independent decisions about executive pay.

Besides Mercer’s involvement with the committee, it and its affiliates also provide other non-executive compensation services to us. These services are approved by management who oversee the specific areas of business for which the services are provided. The total amount paid for these other services provided in 2024 was $354,405. These services included actuarial and pension reporting services and insurance services. The majority of these services are provided not by Mercer itself, but by other companies owned by Marsh & McLennan, the parent company of Mercer, which therefore are considered affiliates even though they operate independently of Mercer.

22	2025 Proxy Statement

1	BOARD OF DIRECTORS	2	GOVERNANCE & SUSTAINABILITY	3	EXECUTIVE COMPENSATION	4	AUDIT COMMITTEE	5	Information About Stock Ownership	6	PROPOSALS TO BE VOTED ON	7	MEETING INFORMATION

Board Independence and Related Party Transactions

The committee concluded that the services provided by the Marsh & McLennan affiliates (other than Mercer), did not raise any conflicts of interest.

The committee believes the advice it receives from the individual executive compensation consultants is objective and not influenced by Mercer’s or its affiliates’ other relationships with us because of the procedures Mercer and the committee have in place, including the following:

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The consultants receive no incentive or other compensation based on the fees charged to us for other services provided by Mercer or any of its affiliates;
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The consultants are not responsible for selling other Mercer or affiliate services to us;
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Mercer’s professional standards prohibit an individual consultant from considering any other relationships Mercer or any of its affiliates may have with us in rendering his or her advice and recommendations; and
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The committee evaluates the quality and objectivity of the services provided by the consultants each year and determines whether to continue to retain the consultants.

Board Independence and Related Party Transactions

The board of directors has adopted categorical standards for relationships deemed not to impair independence of non-employee directors to assist it in making determinations of independence. The categorical standards are included in our Corporate Governance Guidelines and are available on ManpowerGroup’s website at https://investor.manpowergroup.com/governance. As required under the Corporate Governance Guidelines, our board of directors reviews and determines the independence of all directors on an annual basis.

In making its independence determinations, the governance and sustainability committee evaluates the various commercial and employment transactions and relationships known to the committee that exist between ManpowerGroup and the entities with which certain of our directors or members of their immediate families are, or have been, affiliated. The governance and sustainability committee also reviews any other relevant facts and circumstances regarding the nature of these relationships to determine whether other factors, regardless of the categorical standards, might compromise a director’s independence.

The board of directors has determined that ten of the current directors of ManpowerGroup, including Ms. Hemingway Hall who is not standing for re-election, are independent under the listing standards of the New York Stock Exchange after taking into account the categorical standards. Certain of our directors serve as directors, and are officers or former officers, of companies that have engaged ManpowerGroup to provide services, all of which such relationships fall within the categorical standards. Mr. Prising does not qualify as independent under the listing rules of the New York Stock Exchange because he is currently an executive officer.

The governance and sustainability committee will evaluate eligible shareholder-nominated candidates for election to the board of directors in accordance with the procedures described in ManpowerGroup’s bylaws and in accordance with the guidelines and considerations relating to the selection of candidates for membership on the board of directors described under the heading “Composition and Qualifications of Board Members.”

ManpowerGroup does not have a policy regarding board members’ attendance at the annual meeting of shareholders. All of the directors attended the 2024 annual meeting of shareholders.

Communicating With Our Board

Any interested parties, including shareholders, may submit their communication to our Corporate Secretary, who will determine when communications and concerns will be forwarded to the Board, our independent directors as a group or our independent Lead Director. Communications received in writing are forwarded to the Board, committee, or to any individual director or directors to whom the communication is directed, unless the communication does not reasonably relate to the Company or its business, or is similarly inappropriate.

Such communications must be submitted to Corporate Secretary, ManpowerGroup Inc., 100 Manpower Place, Milwaukee, Wisconsin 53212.

Concerns about possible violations of our Code of Business Conduct and Ethics (the “Code”) should be reported as outlined in the Code, which is available on our website at https://investor.manpowergroup.com/governance.

23	2025 Proxy Statement

1	BOARD OF DIRECTORS	2	GOVERNANCE & SUSTAINABILITY	3	EXECUTIVE COMPENSATION	4	AUDIT COMMITTEE	5	Information About Stock Ownership	6	PROPOSALS TO BE VOTED ON	7	MEETING INFORMATION

Meetings and Committees of the Board

The board of directors has standing audit, people, culture and compensation, and governance and sustainability committees. The board of directors has adopted written charters for these committees, which are available on ManpowerGroup’s website at https://investor.manpowergroup.com/governance.

Audit Committee

The board of directors has determined that each member of the audit committee meets the financial literacy and independence requirements of the SEC and New York Stock Exchange, as applicable, and that Mr. Ferraro and Mr. Read are each an “audit committee financial expert” as defined under the applicable rules of the SEC. Under the Company’s corporate governance guidelines, no member of the audit committee may serve on the audit committee of more than three public companies, including ManpowerGroup and no member of the audit committee currently does.

John F. Ferraro, Chair Members: Jean-Philippe Courtois, Patricia Hemingway Hall, Ulice Payne, Jr., Paul Read Number of Meetings in 2024: 4

The functions of this committee are to:

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appoint the independent auditors for the annual audit and approve the fee arrangements with the independent auditors;
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monitor the independence, qualifications and performance of the independent auditors;
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review the planned scope of the annual audit;
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review the financial statements to be included in our quarterly reports on Form 10-Q and our annual report on Form 10-K, and our disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of those reports;
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review compliance with and reporting under Section 404 of the Sarbanes-Oxley Act of 2002;
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review our financial reporting processes and internal controls and any significant audit adjustments proposed by the independent auditors;
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make a recommendation to the board of directors regarding inclusion of the audited financial statements in our annual report on Form 10-K;
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review recommendations, if any, by the independent auditors resulting from the audit to ensure that appropriate actions are taken by management;
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review and discuss with the independent auditors any critical audit matter (“CAM”) addressed in the audit and disclosures that relate to each CAM;
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review matters of disagreement, if any, between management and the independent auditors;
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periodically review our Policy Regarding the Retention of Former Employees of Independent Auditors;
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oversee compliance with our Independent Auditor Services Policy;
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meet privately on a periodic basis with the independent auditors, internal audit staff and management to review the adequacy of our internal controls and other finance related matters;
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meet privately with management to review the competence, performance and independence of the independent auditors;
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monitor our internal audit department, including our internal audit plan;

24	2025 Proxy Statement

1	BOARD OF DIRECTORS	2	GOVERNANCE & SUSTAINABILITY	3	EXECUTIVE COMPENSATION	4	AUDIT COMMITTEE	5	Information About Stock Ownership	6	PROPOSALS TO BE VOTED ON	7	MEETING INFORMATION

Meetings and Committees of the Board

•
review guidelines and policies regarding compliance by our employees with our code of business conduct and ethics, including the anti-corruption policy;
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review procedures for receipt, retention and treatment of, and the confidential and anonymous submission of concerns regarding questionable accounting or auditing matters;
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assist the board of directors with its oversight of the performance of the Company’s risk management function, including meeting periodically with the chief information officer and chief information security and chief privacy officer regarding the Company’s information technology and receiving periodic updates on the Company’s cybersecurity program;
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review current tax matters affecting us;
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periodically discuss with management our risk management framework;
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periodically discuss with the Company’s general counsel and chief compliance officer any significant legal, compliance or regulatory matters that may have a material impact on the Company’s business, financial statements or compliance policies;
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monitor any litigation involving ManpowerGroup that may have a material financial impact on ManpowerGroup or that relates to matters entrusted to the audit committee; and
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approve the retention, compensation and termination of outside legal, accounting and other such advisors to the committee.

In addition, the charter of the audit committee provides that the audit committee shall review and approve all related party transactions that are material to ManpowerGroup’s financial statements or that otherwise require disclosure to ManpowerGroup’s shareholders, provided that the audit committee shall not be responsible for reviewing and approving related party transactions that are reviewed and approved by the board of directors or another committee of the board of directors. The audit committee did not take action by written consent during 2024.

25	2025 Proxy Statement

1	BOARD OF DIRECTORS	2	GOVERNANCE & SUSTAINABILITY	3	EXECUTIVE COMPENSATION	4	AUDIT COMMITTEE	5	Information About Stock Ownership	6	PROPOSALS TO BE VOTED ON	7	MEETING INFORMATION

Meetings and Committees of the Board

People, Culture and Compensation Committee

Each member of the people, culture and compensation committee is “independent” within the meaning of the applicable listing standards of the New York Stock Exchange.

Julie M. Howard, Chair Members: William P. Gipson, Muriel Pénicaud, Elizabeth P. Sartain Number of Meetings in 2024: 5

The functions of this committee are to:

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review and approve the Company’s general compensation philosophies and principles;
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establish the compensation of the chief executive officer of ManpowerGroup, subject to ratification by the independent members of the board of directors;
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approve the compensation, based on the recommendations of the chief executive officer of ManpowerGroup, of any president and the chief financial officer, and certain other senior executives of ManpowerGroup;
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establish officer stock ownership guidelines and monitor compliance with such guidelines;
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determine the terms of any agreements concerning employment, compensation or employment termination, as well as monitor the application of ManpowerGroup’s retirement and other fringe benefit plans, with respect to the individuals listed above;
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monitor the professional development of ManpowerGroup’s key executive officers;
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review succession plans for the chief executive officer of ManpowerGroup, of any president and the chief financial officer and certain other senior executives of ManpowerGroup;
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administer ManpowerGroup’s equity incentive plans and employee stock purchase plans and oversee ManpowerGroup’s employee retirement and welfare plans;
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administer ManpowerGroup’s annual incentive plan;
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oversee the administration of the Company’s Senior Executive Compensation Recovery Policy;
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review and recommend the “Compensation Discussion and Analysis” to be included in our annual proxy statement;
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discuss with management reports regarding the development, implementation and effectiveness of the Company’s policies and strategies relating to its human capital management function;
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approve the retention, compensation and termination of outside compensation consultants, independent legal advisors or other advisors and have oversight of their work;
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consider the independence of any outside compensation consultant, independent legal advisor or other advisor to the committee;
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monitor the Company’s policies, objectives and programs related to diversity and inclusion and review the Company’s performance in light of appropriate measures; and
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review the results of any advisory shareholder votes on executive compensation and consider whether to recommend adjustments to the Company’s executive compensation policies and practices as a result of such votes.

In accordance with the terms of its charter, the people, culture and compensation committee may from time-to-time delegate authority and assign responsibility with respect to such of its functions to officers of the Company, or to a subcommittee of the committee. The people, culture and compensation committee did not take any action by written consent during 2024.

26	2025 Proxy Statement

1	BOARD OF DIRECTORS	2	GOVERNANCE & SUSTAINABILITY	3	EXECUTIVE COMPENSATION	4	AUDIT COMMITTEE	5	Information About Stock Ownership	6	PROPOSALS TO BE VOTED ON	7	MEETING INFORMATION

Meetings and Committees of the Board

Governance and Sustainability Committee

Each member of the governance and sustainability committee is “independent” within the meaning of the applicable listing standards of the New York Stock Exchange.

Michael J. Van Handel, Chair Members: Julie M. Howard, Patricia Hemingway Hall, Ulice Payne, Jr. Number of Meetings in 2024: 4

The functions of this committee are to:

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recommend nominees to stand for election at annual meetings of shareholders, to fill vacancies on the board of directors and to serve on committees of the board of directors;
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establish procedures and assist in identifying candidates for board membership;
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review the qualifications of candidates for board membership, including any candidates nominated by shareholders in accordance with our bylaws;
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periodically review the compensation arrangements in effect for the non-management members of the board of directors and recommend any changes deemed appropriate;
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oversee the annual self-evaluation of the performance of the board of directors and each of its committees and oversee, or ensure another committee oversees, the annual evaluation of the performance of management;
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establish and review, for recommendation to the board of directors, guidelines and policies on the size and composition of the board, the structure, composition and functions of the board committees, and other significant corporate governance principles and procedures;
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review the Board’s leadership structure and recommend any changes deemed appropriate;
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oversee the content and format of our code of business conduct and ethics and recommend any changes as deemed appropriate;
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monitor compliance by the non-management directors with our code of business conduct and ethics;
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review and approve the establishment of any stock ownership guidelines for the non-management directors of the Company and monitor compliance with such guidelines;
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review and make recommendations to the board on proposals related to corporate governance, public policy or sustainability submitted by shareholders;
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oversee and make recommendations to the board regarding sustainability matters relevant to the Company’s business, including Company policies, opportunities, reporting and activities;
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develop and periodically review succession plans for the directors;
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periodically review the corporate governance guidelines and recommend any changes as deemed appropriate;
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review and recommend categorical standards for determining non-management director independence consistent with the rules of the New York Stock Exchange and other requirements;
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consider and recommend to the Board the action to be taken with respect to any resignation tendered by a director with respect to a change in professional responsibilities or personal circumstances; and
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approve the retention, compensation and termination of any outside independent advisors to the committee.

The governance and sustainability committee has from time to time engaged director search firms to assist it in identifying and evaluating potential board candidates. The governance and sustainability committee took one action by written consent during 2024.

27	2025 Proxy Statement

1	BOARD OF DIRECTORS	2	GOVERNANCE & SUSTAINABILITY	3	EXECUTIVE COMPENSATION	4	AUDIT COMMITTEE	5	Information About Stock Ownership	6	PROPOSALS TO BE VOTED ON	7	MEETING INFORMATION

Board Effectiveness and Evaluation

Our board of directors is committed to performing effectively for the benefit of the Company and its shareholders at both the board and committee level. Our board of directors believes that director education is important to the ability of directors to fulfill their roles and supports directors in their continuous learning. Additionally, each year, the governance and sustainability committee oversees the board and committee evaluation process and determines the format and framework for the process.

Board Education

Continuing director education is provided during board and committee meetings and other discussions as part of the formal meetings and as stand-alone information sessions outside of meetings.Throughout the year, directors are provided ongoing education through in-depth presentations on various topics. Among others, topics have included strategy, operations, cybersecurity, generative AI, enterprise risk management, the macroeconomic environment and the impact of geopolitical conflict to global economies. These presentations can be from management or with outside experts as needed. Additionally, on a quarterly basis, management provides written materials to the board of directors regarding current legal and regulatory matters that may impact the Company.

Directors are also encouraged to participate in continuing education programs, and we reimburse directors for their expenses associated with this participation. New directors also participate in our director orientation program. Additionally, at the director’s discretion, directors may attend any committee meetings, including those committees for which he or she is not a member, and has access to all committee materials.

Annual Evaluation Process with an Independent Consultant

The governance and sustainability committee engages a third-party consultant, experienced in corporate governance matters, to assist with the board and committee evaluation process. The purpose of the annual evaluation process is to ensure that the board continues to operate at a high level, with an opportunity for self-reflection and improvement.

Each year, directors are interviewed by the independent third party, and give specific feedback addressing various topics of focus that are determined in advance. Among other items, topics have included board effectiveness, corporate strategy, individual contributions, committee functioning, as well as suggestions to enhance the efficiency and productivity of the board in general. Individual director effectiveness is also included. The board of directors believes management feedback is also important and therefore, at times, members of management will be interviewed as part of the evaluation process. Directors, and management when included, respond to questions designed to elicit feedback, and the independent third party synthesizes the results and comments received during such interviews. These findings are then presented by the independent third party and the chair of the governance and sustainability committee to the full governance and sustainability committee. The chair of the governance and sustainability committee or the independent third party presents the findings with the full board, followed by a review and discussion. The chair of the governance and sustainability committee also provides any committee findings to each committee chair, which are used to facilitate discussion during the committee assessments that also occur annually. When individual director effectiveness is included as a focus area, the independent third party will also provide feedback to each of the individual directors. The board believes this facilitated process provides additional insight and perspective that it can utilize to further enhance effectiveness, including in areas such as board and committee composition, information flow between management and the board, development of materials for board discussion, focus on corporate strategy and director recruitment.

28	2025 Proxy Statement

1	BOARD OF DIRECTORS	2	GOVERNANCE & SUSTAINABILITY	3	EXECUTIVE COMPENSATION	4	AUDIT COMMITTEE	5	Information About Stock Ownership	6	PROPOSALS TO BE VOTED ON	7	MEETING INFORMATION

Compensation Discussion and Analysis

Background	30	The 2024 EPS, ROIC and Revenue Goals	43
Executive Summary	30	Annual Incentive Award Opportunities	44
2024 Results Reflect Continued Challenging Environment in 2024	30	2024 Strategic KPIs and Annual Incentive Award Payouts	44

Key Committee Actions	31	Jonas Prising	44
Short-Term and Long-Term Performance Compensation for 2024	31	John T. McGinnis	44
		Michelle S. Nettles	45
Calculation of Financial Metrics	33	Richard Buchband	45
CEO Compensation was Below Target, Aligned with Company Performance	34	Changes to Annual Incentive Structure in 2025	46
Key Compensation Practices	35	Components of the 2024 Executive Compensation Program — Long-Term Incentives	46
ManpowerGroup Compensation Principles	36	Performance Share Units	46
Say on Pay Vote	37	How the Company Sets EBITA Margin Percent Goals	47
Shareholder Engagement	37	Shares Earned under the 2022 PSU Grant (2022-2024 Performance Period)	48
Compensation Elements	38	Restricted Stock Units	48
Target Total Compensation	40	Career Shares, Retirement and Deferred Compensation Plans	48
Market Positioning: 2024 Target Compensation in the Competitive Marketplace	41	Other Benefits	48
How We Determine the Competitive Market: Challenges in Identifying a Relevant Peer Group	41	Severance Agreements	49
		Compensation Changes for 2025	49
The 2024 Peer Group	41	Governance Features of Our Executive Compensation Programs	49
Additional Data Sources	41	We Have Stock Ownership Guidelines for Executive Officers	49
Assessing Individual Factors	41	We Have a Clawback Policy	50
The Committee’s Decision-Making Process	42	Our Insider Trading Policy Prohibits Hedging, Pledging and Short-Sale Transactions	50
Components of the 2024 Executive Compensation Program — Base Salary	42	Equity Grant and Approval Timing Practices	50
Components of the 2024 Executive Compensation Program — Annual Cash Incentives	42	Material Tax Implications of the Executive Compensation Program	51
How EPS, ROIC and Revenue are Calculated	42
Why the Company used EPS, ROIC and Revenue in 2024	43

29	2025 Proxy Statement

1	BOARD OF DIRECTORS	2	GOVERNANCE & SUSTAINABILITY	3	EXECUTIVE COMPENSATION	4	AUDIT COMMITTEE	5	Information About Stock Ownership	6	PROPOSALS TO BE VOTED ON	7	MEETING INFORMATION

Compensation Discussion and Analysis — executive summary

Background

This compensation discussion and analysis (“CD&A”) describes ManpowerGroup’s executive compensation program for our executive officers for whom disclosure is required under the rules of the Securities and Exchange Commission (“SEC”). We refer to this group of executives as our named executive officers (“NEOs”).

Jonas Prising Chair and Chief Executive Officer	John T. McGinnis(1) Executive Vice President and Chief Financial Officer	Michelle S. Nettles(1) Executive Vice President and Chief People and Culture Officer	Richard Buchband(1) Senior Vice President, General Counsel and Secretary

(1) Effective December 31, 2024, Mr. Buchband transitioned out of his role as Senior Vice President, General Counsel and Secretary. Effective January 1, 2025, Michelle S. Nettles assumed the General Counsel responsibilities of Mr. Buchband and became the Executive Vice President, Chief People & Legal Officer. The information in this proxy statement reflects that Ms. Nettles held the title of Executive Vice President, Chief People and Culture Officer in 2024. Lastly, effective March 3, 2025, in addition to his responsibilities as CFO, Mr. McGinnis has assumed responsibility for Global Technology, including Information Security and Data Privacy, and Enterprise-wide Transformation. His title remains unchanged.

Executive Summary

2024 Results Reflect Continued Challenging Environment in 2024

Our executive compensation programs are designed to reward performance, and our financial results fell short of the levels anticipated by the People, Culture and Compensation Committee (the “Committee”) when performance targets were set in February 2024, and our compensation performance metrics reflect this shortfall. Similar to the previous year, despite strong performance in some of our regions and countries, we continued to experience a decline in our staffing and permanent recruitment services, particularly within our largest operations in Europe and the United States. The staffing services industry is highly sensitive to uncertainty and employer confidence involving the economic outlook. With the macro-economic and geopolitical challenges continuing to impact business, many employers remained cautious by retaining their current workforce, delaying hiring decisions or reducing their expenditures on flexible workforce services and non-critical investments. This had a negative impact on our industry, and our results, during 2024.

Despite the challenging and uncertain environment, our executive team remained focused on priorities designed to generate value for our shareholders. Key actions included:

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We remained highly committed to managing financial performance in the current cycle, while positioning the company for profitable long-term growth when conditions improve. We made organizational changes and took additional cost reduction actions throughout the year to adjust our resources to the operating environment while we progressed various initiatives to improve market share in our largest businesses.
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We continued to progress our Digitization, Diversification and Innovation initiatives. We continued to advance our back-office transformation, making significant investments in our technology and finance infrastructure, which is expected to generate future productivity and efficiency enhancements worldwide.
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Management continued to focus on optimizing the composition of the Company's global strategic and geographic footprint and overall efficiency by divesting portions of our business through franchise arrangements.
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We remained focused on finding new ways to create value for clients and candidates. For example, during the fourth quarter, we opened job hubs in several Walmart locations across the US, leading the industry with this new model.
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We continued to accelerate our innovation agenda, our responsible use of AI tools, and our investment in our people and culture, releasing our fourth annual Working to Change the World sustainability report.

30	2025 Proxy Statement

1	BOARD OF DIRECTORS	2	GOVERNANCE & SUSTAINABILITY	3	EXECUTIVE COMPENSATION	4	AUDIT COMMITTEE	5	Information About Stock Ownership	6	PROPOSALS TO BE VOTED ON	7	MEETING INFORMATION

Compensation Discussion and Analysis — executive summary

Key Committee Actions

The Committee is guided by the ManpowerGroup Compensation Principles described below, including its commitment to being market competitive in executive compensation and aligning pay with performance. Important actions by the Committee include:

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Continued to use a more targeted compensation peer group for benchmarking 2024 NEO compensation that creates greater comparability to the Company's business;
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Beginning with the PSUs granted in 2024, introduced a modifier based on relative Total Shareholder Return ("rTSR") in lieu of the prior Strategic KPIs modifier;
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Continued to utilize Earnings Before Interest, Taxes and Amortization ("EBITA") Margin Percent as the performance metric for PSU grants, as a means of focusing executive officers on the long-term profitability of the Company; and
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Beginning in 2025, introduced changes to the structure of the Annual Incentive awards for NEOs to reduce the complexity and enhance the emphasis on the key metrics that will drive our 2025 strategic priorities in a manner that is more aligned with the approach of our peer groups. See page 46 for further discussion.

Short-Term and Long-Term Performance Compensation for 2024

Annual Incentive Compensation for 2024

The Committee set key financial performance metrics in mid-February 2024, as summarized below and in the diagram on the next page.

•	EPS – Designed to focus our executives on producing financial results that align with shareholder interest.	•

ROIC – Even though we operate in the services industry, our business is capital intensive. We must pay our associates and consultants before we typically bill and collect from our clients. ROIC measures how efficiently we are converting our services into cash.

				•	Revenue – We believe Revenue is a key metric as it keeps executives focused on top-line growth, in addition to profitability.
•	For 2024, EPS was $4.33 which fell below the threshold level. As a result, there was no payout against the EPS metric.			•	For 2024, Revenue was $18.3 billion, which fell between the threshold and target levels. As a result, payouts against the Revenue metric were below target levels.
		•	For 2024, ROIC was 6.8%, which fell below the threshold level. As a result, there was no payout against the ROIC metric.

The Committee also set KPIs for executives based on individual Strategic KPIs. While these varied for each of the NEOS, the payouts ranged between at target or slightly below target for each of the NEOs.

Long-Term Incentive Compensation for 2024

The Committee has continued its long practice of utilizing PSUs to be the predominant component of compensation for our NEOs for 2024.

•
PSUs – We use EBITA Margin Percent, averaged over a three-year performance period, as the key performance metric for PSU grants. EBITA Margin Percent aligns with how the Company and its largest competitors measure performance as it measures operating efficiency without the impact of amortization. In addition, EBITA Margin Percent focuses executive officers on the long-term profitability of the Company. Beginning with the 2024 PSU grants, the awards are subject to a relative Total Shareholder Return ("rTSR") that can increase or decrease the final PSU payout by 25% based on the Company's total shareholder return relative to a peer group of 15 companies over the three-year performance period. For grants made prior to 2024, the PSU awards are subject to a KPI modifier that could increase or decrease the final PSU payout by up to 30%, as determined by the Committee, based on pre-established strategic KPIs.

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Compensation Discussion and Analysis — executive summary

Annual Incentive Plan Metrics

(2024)

Performance under the financial targets in the Annual Incentive Plan was below threshold for EPS and ROIC and between the threshold and target level for Revenue. Performance for each of the NEOs ranged between at target or slightly below target for the individual Strategic KPIs. The resulting AIP payouts were approximately 41% of target for each of the NEOs.

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Compensation Discussion and Analysis — executive summary

PSU Performance Metric - EBITA Margin Percent

2022 Annual PSU Grant (2022-2024 performance cycle)

The average EBITA Margin Percent for the 2022-2024 performance cycle was 2.80%. The Committee elected not to apply the KPI modifier to the shares earned under the 2022 PSU Grant. This resulted in a payout percent of 62% of target.

Calculation of Financial Metrics

One of our principles is that NEO compensation should reward for the underlying performance of our business. As is our practice, the Committee, in adopting financial targets at the beginning of the 2024 performance year, determined that certain items should be excluded from our performance metrics:

•
Constant Currency. We eliminate the impact of changes in exchange rates for EPS, ROIC and Revenue. This allows us to better capture year-over-year changes in underlying performance.
•
Share Repurchases. We remove the benefit of share repurchases from our EPS calculation except to the extent necessary to offset dilution resulting from shares issued under our equity plans.
•
Restructuring Costs. We exclude restructuring costs from our EPS, ROIC and EBITA Margin Percent calculations, net of the savings related to these costs. This allows us to better reflect the Company’s performance for the year.
•
Goodwill Impairment. We exclude goodwill impairment charges from our EPS, ROIC and EBITA Margin Percent calculations. This, too, better reflects the Company’s performance for the year.
•
Other Non-Recurring Costs. We exclude from EPS and EBITA Margin Percent any non-recurring accrual adjustments including tax or regulatory law changes, acquisitions or dispositions and other non-recurring adjustments greater than $10 million. As explained above, excluding these costs better reflects the Company’s performance during the year.

The following table shows the impact of each of these items on our performance metrics for 2024:

	AS REPORTED	IMPACT OF CONSTANT CURRENCY	IMPACT OF SHARE REPURCHASES	RESTRUCTURING COSTS	GOODWILL IMPAIRMENT	OTHER NON-RECURRING ADJUSTMENTS(1)	AS CALCULATED UNDER COMPENSATION PLANS

EPS	$3.01	$0.17	$(0.07)	$0.79	—	$0.43	$4.33
ROIC	5.5%	0.3%	n/a	0.6%	—	0.4%	6.8%
Revenue (in billions)	$17.9	$0.4	n/a	n/a	n/a	—	$18.3
EBITA Margin Percent	1.90%	n/a	n/a	0.30%	—	0.06%	2.26%

(1) EPS and ROIC excludes the non-cash currency translation loss related to our Argentina business, which is required to be treated as a hyperinflationary economy. The impact resulted in an increase to EPS of $0.01 and ROIC of 0.1%. Other non-recurring adjustments also includes an increase to EPS of $0.18, ROIC of 0.1%, and 0.01% to EBITA Margin Percent related to the impact of the sale of our Austria and South Korea businesses that were completed in the fourth quarter, an increase in EPS of $0.16, ROIC of 0.1% and 0.05% of EBITA Margin Percent due to the wind down of our Proservia business in Germany that was completed in the first quarter and an increase in EPS of $0.08 and ROIC of 0.1% due to a settlement of a pension plan in Switzerland.

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Compensation Discussion and Analysis — executive summary

CEO Compensation was Below Target, Aligned with Company Performance

We remain committed to performance-based compensation. Approximately 60% of Mr. Prising’s 2024 target compensation was tied to Company performance and 90% of his total pay was variable. The discussion below highlights each component of Mr. Prising’s compensation in 2024.

Base Salary: The Committee determined to keep Mr. Prising's base salary for 2024 at $1,300,000.

Annual Cash Incentive: Payout was Approximately 41% of Target. The EPS and ROIC financial metrics set by the Committee for the 2024 annual incentive were below the threshold level, and Revenue was between the threshold and target levels, as shown below. In light of this, and the Committee’s assessment of Mr. Prising’s achievement of his individual Strategic KPIs as CEO, his annual cash incentive payout was approximately 41% of target.

	2024 ACTUAL PAYOUT $	% COMPARED TO TARGET

EPS Goal	—	0.0%
ROIC Goal	—	0.0%
Revenue Goal	238,964	57.4%
Strategic KPIs	605,280	97.0%
Total	844,244	40.6%

Long-Term Equity Awards. In 2024, Mr. Prising received two types of long-term equity grants as part of his regular compensation:

•
Approximately 60% comprised an annual grant of PSUs that will vest over three years based on EBITA Margin Percent goals.
•
Approximately 40% were restricted stock units (“RSUs”) that cliff vest in full after three years.

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Compensation Discussion and Analysis — executive summary

Key Compensation Practices

The Committee continually reviews the Company’s executive compensation program to maintain compensation practices that are in the best interests of our shareholders. Some of our key policies are summarized below:

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Compensation Discussion and Analysis

ManpowerGroup Compensation Principles

The Company’s executive compensation framework is guided by a series of core philosophies and principles, as determined by the Committee.

EXECUTIVE COMPENSATION FRAMEWORK CORE PHILOSOPHIES AND PRINCIPLES:

1. Aligned to Stakeholders

• Compensation programs align executives’ interests with those of our stakeholders and appropriately balance risk and rewards

• Stakeholder value is created by:

– Sound fiscal management and shareholder value creation

– Attracting and retaining the best talent needed to scale

– Cultivating and enhancing the Company’s brand, purpose, and vision

– Excellent client, employee, candidate, and associate experiences

2. Performance-Focused

• The majority of pay for executives is at-risk and performance-based

• Compensation is designed to motivate the executives to achieve the Company’s annual and long-term strategic goals

• Recognize the cyclical nature of our business, with clearly defined KPIs to drive focus

3. Market-Competitive

• Compensation opportunities are anchored to the competitive market

• Ensure rewards are fair and equitable for each role

• Compensation is differentiated to consider individual value and contribution

4. Transparent and Relevant • Compensation programs are clearly communicated and easy to understand • Programs include metrics that are core to the business and have line of sight for executives
5. Aligned to Our Values • Ensure rewards are fair and equitable among internal peers • Compensation design and administration should align to our values of People, Knowledge, and Innovation

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Compensation Discussion and Analysis

Say on Pay Vote

Shareholder Approval of Say on Pay
100%
0%
96%
98%
91%
92%
95%
91%
97%
94%
83%
94%
90%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Historically strong approvals on Say on Pay

With the exception of 2023, we have consistently achieved say-on-pay votes greater than 90%. In 2024, we were once again able to achieve a say-on-pay-vote greater than 90% with a 94% approval rate.

ManpowerGroup held a non-binding shareholder advisory vote at its 2024 annual meeting of shareholders to approve the compensation of ManpowerGroup’s NEOs, also known as “Say on Pay.” This shareholder resolution was approved by approximately 94% of the votes cast. With the exception of 2023, we have received a Say on Pay result above 90% consistently for the past ten years.

Shareholder Engagement

We believe that shareholder engagement is an important part of our governance practices. We have a longstanding shareholder outreach program, to provide our investors an opportunity to share their perspectives on our compensation philosophies and our governance structure, and to answer their questions. These efforts are conducted by members of executive management and may include board leadership. Our engagement efforts over time have included:

•
Contacting our top shareholders, representing more than 50% of our shares.
•
Conversations with shareholders representing more than 40% of our shares.
•
Presenting shareholder feedback to the Committee as well as the governance and sustainability committee.

The Committee evaluates this feedback from our shareholders, as well as our say on pay voting results, among other factors in developing our executive compensation programs. Similarly, our governance and sustainability committee reviews the feedback concerning our governance practices in developing our governance policies, including our approach to board refreshment.

Additionally, our executive management team, primarily through our Chair and CEO and Executive Vice President and CFO, regularly engage in dialogue with our shareholders through our quarterly earnings calls, investor meetings and conferences, and other channels for communication.

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Compensation Discussion and Analysis

Compensation Elements

The following table summarizes the principal elements of our executive compensation program and demonstrates the program’s focus on annual and long-term incentive compensation that is closely aligned with Company performance and is sensitive to the Company’s stock performance. The Committee periodically reviews executive compensation and may recommend adjustments driven by market data, performance and situations where there is a change in responsibility:

	BASE SALARY	ANNUAL INCENTIVE AWARD	LONG-TERM INCENTIVE AWARD
Percent of Target Compensation
			comprising PSUs	and RSUs

Performance Period	Ongoing	One year	PSUs earned based on performance achievement over a three-year period	Three-year cliff vesting
Objective	Fixed compensation for performing core areas of responsibility.	Motivate and reward NEOs for achievement of key strategic, operational and financial measures over the year.	Motivate and reward NEOs for performance against long-term financial objectives to align the interests of the NEOs with long-term shareholder value.	Directly aligns NEOs with shareholders and adds balance to the compensation program as they provide both upside potential and downside risk and add an additional retention incentive.
Determination Factors	Factors used to determine base salaries include: • NEO's experience, skill, and performance • The breadth of the NEO's responsibilities • Pay competitive to market	Metrics and weightings of each for 2024: • EPS (25%) • ROIC (25%) • Revenue (20%) • Individual Strategic KPIs (30%)

Metrics used to determine PSUs earned:

• EBITA Margin Percent

• Average EBITA "gate" - If average EBITA does not meet a certain pre-determined dollar “gate” over the performance period, maximum payout cannot exceed more than 100% of target.

• Modifier - For PSUs granted in 2024, final PSU payouts are subject to a relative Total Shareholder Return ("rTSR") modifier that can increase or decrease the final PSU payout by 25% based on the Company's total shareholder return relative to a peer group over the three-year performance period. PSU grants prior to 2024 were subject to a KPI modifier that would increase or decrease the final payout by up to 30% based on the Committee's assessment of achievement of pre-established strategic growth objectives. Modifier cannot be used to adjust total payout below threshold or above outstanding.

Value of RSUs is correlated to stock price.
For More Information	Page 42	Page 42	Page 46	Page 48

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Compensation Discussion and Analysis

In addition to the above, below are other important elements of our executive compensation program along with a brief description of each:

	DESCRIPTION	FOR MORE INFORMATION
Qualified Retirement Plans

Although we maintain a qualified 401(k) plan in the United States, our NEOs are not eligible to participate (except as described in the following sentence) because of limitations on participation by highly compensated employees under the rules governing such plans. NEOs are eligible to participate only in the first year of their employment (after which they are eligible to participate in the nonqualified savings plan) and in making catch-up contributions for individuals over the age of 50.

Page 48
Nonqualified Savings Plan (“NQSP”)	Used to provide NEOs with reasonably competitive benefits to those in the competitive market. NEOs are eligible to participate after the first year of employment.	Page 48
Career Shares

Used selectively by the Committee as an incentive in the form of long-dated RSUs, typically with a five-year cliff vesting period, as needed to attract and retain executives. The Committee makes infrequent use of this compensation element and determines each year whether to make any such awards.

Page 48
Other Benefits

The Committee confers limited additional benefits to NEOs. These include financial planning reimbursement, broad-based automobile benefits, participation in broad-based employee benefit plans, and certain other benefits required by local law or driven by market practice.

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Compensation Discussion and Analysis

Target Total Compensation

Target total compensation is the value of the compensation package that is intended to be delivered based on performance against pre-established goals. The following chart illustrates for each of the NEOs the composition of his or her target total compensation for 2024.

2024 Target Compensation Components

The Committee’s compensation consultant, Mercer, provides the Committee with market data that is used in setting target levels for compensation for the NEOs. Actual compensation paid out to the NEOs in a given year may vary significantly from the target levels depending on the actual performance achieved under the pre-established financial and operating goals set by the Committee.

This table outlines the values of each of the NEOs' total target compensation values and the percentage that is variable (both short- and long-term) and performance-based (both short- and long-term).

2024 NEO Target Compensation

	BASE SALARY	ANNUAL INCENTIVE	PERFORMANCE SHARE UNITS	RESTRICTED STOCK UNITS	TOTAL 2024 TARGET COMP	% TOTAL 2024 TARGET COMP	% TOTAL 2024 TARGET COMP PERFORMANCE-
NEO	$	$	$	$	$	VARIABLE(1)	BASED(2)

Jonas Prising	1,300,000	2,080,000	6,494,541	4,160,007	14,034,548	90%	60%
John T. McGinnis	769,153	846,068	1,873,407	1,200,030	4,688,658	83%	57%
Michelle S. Nettles	600,000	510,000	874,247	559,986	2,544,233	76%	54%
Richard Buchband	556,973	417,730	624,493	400,010	1,999,206	72%	51%

(1) Includes annual incentive, PSUs and RSUs.

(2) Includes annual incentive and PSUs.

The Committee also considers how much incentive compensation is short-term in nature, and how much is long-term, with the intention that a significant portion of incentive compensation be based on the long-term performance of the Company. This reduces the risk that executives will place too much focus on short-term achievements to the detriment of the long-term success of the Company.

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Compensation Discussion and Analysis

Market Positioning: 2024 Target Compensation in the Competitive Marketplace

How We Determine the Competitive Market: Challenges in Identifying a Relevant Peer Group

The Committee devotes considerable effort to identifying an appropriate competitive market for benchmarking our executive compensation. The Committee has determined that simply benchmarking against other U.S. companies in our industry would not yield a meaningful peer group. We present a different profile, being significantly larger, more complex, and more global in scope than other U.S.-listed companies in our industry:

•
Our two largest competitors, Adecco and Randstad, are based in Europe, and although we review available compensation data for these two companies, their pay practices are different and disclosure practices differ.
•
Our nearest U.S. public competitor had much smaller revenue — approximately $6 billion in 2024 compared to our revenue of approximately $18 billion — and the other U.S. public competitors are even smaller.

Mercer has confirmed to the Committee that attempting to use such competitors would not produce relevant data for benchmarking purposes.

The 2024 Peer Group

For 2024, Mercer continued to use the peer group methodology the Committee has adopted to create greater comparability to the Company's business. The methodology includes the following factors: (i) similar size to ManpowerGroup in revenues, or market capitalization; (ii) companies in the service sector and with global footprints and comparable margin profiles; and (iii) companies where ManpowerGroup is identified as a peer company by the issuer or by proxy advisory firms. This peer group of 21 companies is designed to align with these priorities on a composite basis.

2024 Peer Group Companies
Aramark	Fluor Corporation	Textron Inc.
Baker Hughes Co.	General Mills, Inc.	The Clorox Co.
CBRE Group, Inc.	Genuine Parts Co	The Gap, Inc.
CDW Corp.	Hewlett Packard Enterprise Co.	Western Digital Corporation
CH Robinson Worldwide Inc.	International Paper Company	WW Grainger Inc.
Cummins Inc.	Jacobs Solutions Inc.
Dollar Tree, Inc.	Kohl's Corporation
DXC Technology Company	PACCAR Inc.

Additional Data Sources

The Committee also uses data from U.S. compensation surveys published by Mercer and other third-party data providers that are recommended by Mercer as a means to evaluate compensation for certain NEO positions. The CEO and CFO positions were only compared to companies within the peer group for 2024. Compensation for global functional leaders was compared against compensation survey data recommended by Mercer for executives with similar roles and responsibilities. Ms. Nettles’s position was compared to a composite of U.S. compensation survey data of Chief Human Resources Officers and top functional officers within the peer group for 2024. Mr. Buchband’s position was compared with U.S. compensation survey data of legal executives.

Assessing Individual Factors

An individual NEO’s total compensation or any element of compensation may be adjusted upwards or downwards relative to the competitive market based on a subjective consideration of the NEO’s experience, potential, tenure and results (individual and relevant organizational results), the NEO’s historical compensation, and any retention concerns. The Committee uses a historical compensation report to review the compensation and benefits provided to each NEO in connection with its compensation decisions concerning that NEO.

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Compensation Discussion and Analysis

The Committee’s Decision-Making Process

The Committee determines the CEO’s compensation levels, including base salary, establishing and determining the achievement of the financial goals and Strategic KPIs for the annual cash incentives, and any equity-based compensation awards. Generally, the CEO establishes and recommends the achievement of the goals and objectives for the annual incentives for the other NEOs, with the Committee making the final determinations. Similarly, the CEO generally recommends to the Committee any salary adjustments, cash incentive awards or equity-based awards for the other NEOs, which are then evaluated and determined by the Committee. Mercer provides input to the Committee regarding the final compensation for all of the NEOs. This input reflects the Company’s performance results for 2024, external market references against the peer group, internal compensation references and the individual performance of each of the NEOs. Under the Committee’s charter, compensation for our CEO and CFO is subject to ratification by the board of directors. Accordingly, the board of directors ratified the determinations for Mr. Prising and Mr. McGinnis.

Components of the 2024 Executive Compensation Program — Base Salary

Base salaries for NEOs are set based on base salaries paid in the relevant competitive market, for the particular position, subject to individual performance factors as described earlier.

Base salary levels affect the value of the annual incentive awarded to the NEOs because the incentive is awarded as a percentage of base salary. A higher base salary will result in a higher annual incentive, assuming the same level of achievement against goals. The level of severance benefits each NEO may receive is also increased if his or her salary is increased. The value of long-term incentive awards is not determined as a multiple of base salary. None of the NEOs received an increase in base salary in 2024.

Components of the 2024 Executive Compensation Program — Annual Cash Incentives

The Incentive Plan provides for the payment of annual cash rewards to a participant based on the Company’s attainment of one or more financial goals and Strategic KPIs established for that participant for the relevant year. Incentive amounts are based on achievement of pre-established goals using these metrics. The financial goals for 2024 included EPS, ROIC and Revenue. The Strategic KPIs are tied to broad strategic or operational initiatives.

How EPS, ROIC and Revenue are Calculated

The annual cash incentives for NEOs for 2024 are based on three objective factors — EPS, ROIC, Revenue — and individual Strategic KPIs. When setting the 2024 targets, which occurred in mid-February 2024, the Committee determined that certain items should be excluded from our performance metrics as described in the calculations below:

o
EPS — net earnings per share — diluted, including net earnings from continuing and discontinued operations, but excluding the impact of currency, any changes in accounting principles during the performance period, restructuring charges net of related savings, extraordinary items, goodwill impairment or the benefit of current year share repurchases in excess of dilution. Earnings per share are further adjusted for the following items: tax or regulatory law changes, accounting adjustments related to acquisitions or dispositions where the Company previously held an ownership interest, non-operational, non-cash charges related to pension settlements and non-recurring adjustments exceeding $10 million pertaining to prior periods.
o
ROIC — consolidated net operating profit after taxes divided by average capital. Net operating profit equals earnings before income taxes plus net interest expense and goodwill impairment (including the results of continuing and discontinued operations) minus income taxes, excluding the impact of currency and restructuring charges net of related savings. ROIC is further adjusted for the following items: changes in accounting principles during the performance period, extraordinary items, restructuring charges net of related savings, tax or regulatory law changes, adjustments related to acquisitions or dispositions where the Company previously held an ownership interest, non-operational, non-cash charges related to pension settlements and non-recurring adjustments exceeding $10 million pertaining to prior periods. Average capital is the average monthly ending balance of capital employed plus or minus certain adjustments.
o
Revenue — Revenue during the period, including continued and discontinued operations. Revenue is adjusted to exclude the impact of currency, changes in client contracts that result in a change from gross to net accounting and the same adjustments as made to EPS, as applicable.

See page 33 for a discussion of the specific items excluded from EPS, ROIC and Revenue for 2024.

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Compensation Discussion and Analysis

The EPS target is generally based on the Company’s targeted long-term growth rate for EPS, but may be adjusted year-by-year based on economic conditions and the Company’s expected financial performance for the year. From that target, the Committee then sets levels for threshold and outstanding performance. The threshold EPS growth rate reflects a level of performance that is below target but still appropriate for a partial award to be earned. Conversely, the outstanding EPS growth rate reflects a level of performance appropriate for the maximum incentive to be earned. So the comparisons are valid between the two years, the growth rates are based on growth over results of the previous year excluding non-recurring items.

The ROIC target is determined based on the earnings growth reflected by the EPS target as well as consideration by the Committee of factors relating to the Company’s level of capital. The Revenue target is generally based on the Company’s targeted long-term growth rate for Revenue. Similar to EPS, it may be adjusted year-by-year based on economic conditions and the Company’s expected financial performance for the year.

This methodology is not the same as the Company’s financial budgeting or business outlook for the year. As a result, target performance for purposes of achieving an incentive award will not necessarily be the same as performance as the budgeted financial plan or business outlook, which may be higher or lower than target performance depending on economic conditions and trends at the time.

Why the Company used EPS, ROIC and Revenue in 2024

The Committee used EPS as a performance goal in 2024 to keep the NEOs focused on producing financial results that aligned with shareholder interests. In that regard, ManpowerGroup is in a cyclical business, which is influenced by economic and labor market cycles that are outside of ManpowerGroup’s control, and it is important that the senior executives manage short-term results closely to be able to adjust strategy and execution in quick response to external cycle changes. The Committee used ROIC as a performance goal in 2024 for the NEOs because it measured how effectively our senior management is converting our services into cash. Although we are a provider of services, and not a manufacturer of products, our business is still highly capital intensive. Our requirement for capital arises from the timing characteristics of our business. We typically pay our associates and consultants before we can bill and collect from our clients. Using an ROIC metric incentivized our executives to carefully manage our accounts receivable and other capital investments in order to maximize the return on capital deployed. The Committee used Revenue as a performance goal in order to incentivize top-line growth, in addition to profitability. The percentage weightings of each of the metrics is as follows:

METRIC	2024 WEIGHTING

EPS Goal	25.0%
ROIC Goal	25.0%
Revenue Goal	20.0%
Strategic KPIs	30.0%
Total	100.0%

The 2024 EPS, ROIC and Revenue Goals

For 2024, the Committee continued its practice of setting threshold, target and outstanding goals for EPS and ROIC that were based on its view of appropriate rates of EPS growth based on prior year achievement. Similarly, the Committee set threshold, target and outstanding goals for Revenue that were based on its view of appropriate Revenue growth. The Committee believed the threshold levels for EPS, ROIC and Revenue were the minimum levels at which it would be appropriate to earn an incentive, based on global economic conditions as they existed at the time when the goals were set in mid-February 2024. Each year the Committee sets targets based on macroeconomic factors and the Company’s business outlook for the coming year and does so independently of where the target levels have been set for the prior year. Given the cyclical nature of our business, this may result in targets being set lower than for the prior year, which was the case for 2024 where the Committee assumed continued deterioration in global economic conditions during 2024.

The following table shows the EPS, ROIC and Revenue goals established by the Committee for 2024:

METRIC	THRESHOLD	TARGET	OUTSTANDING
PAYOUT AS A % OF TARGET	ALL NEOs: 33%	ALL NEOs: 100%	ALL NEOs: 200%

EPS (weighted 25%)	$5.07	$6.67	$7.81
ROIC (weighted 25%)	7.7%	9.7%	11.1%
Revenue (in billions) (weighted 20%)	$17.9	$19.0	$20.0

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Compensation Discussion and Analysis

Annual Incentive Award Opportunities

The following table shows the total annual incentive award opportunities by NEO shown as a percentage of base salary:

	THRESHOLD AS	TARGET AS	OUTSTANDING AS
	A PERCENTAGE	A PERCENTAGE	A PERCENTAGE
NEO	OF SALARY	OF SALARY	OF SALARY

Jonas Prising	53.0%	160.0%	320.0%
John T. McGinnis	37.0%	110.0%	220.0%
Michelle S. Nettles	28.0%	85.0%	170.0%
Richard Buchband	25.0%	75.0%	150.0%

2024 Strategic KPIs and Annual Incentive Award Payouts

Jonas Prising

The Strategic KPIs comprise 30% of the total annual incentive for Mr. Prising and were as follows for 2024:

•
Execute strategic initiatives focused on digitization and transformation of the business
•
Diversify the business within the Company's various brands
•
Strengthen global governance model, develop a robust and diverse talent pipeline, including deepening capabilities of employees and strengthen sustainability leadership position within the industry
•
Advance various technology pilots and tools, including AI capabilities, to drive innovation and increase productivity

The Committee determined that Mr. Prising did not earn a cash incentive award for 2024 for the EPS and ROIC performance goals as actual results for the year were below the threshold level. It determined Mr. Prising earned an award for the Revenue performance goal between the threshold and target levels as actual results were slightly above threshold. Additionally, the Committee approved an incentive award to Mr. Prising based on its determination of the level of performance towards achievement of his various Strategic KPIs. Based on these results, the Committee determined the amount of the 2024 award to be paid to Mr. Prising to be $844,244. The following table illustrates Mr. Prising’s 2024 achievement of the performance targets in relation to the payment of his 2024 award:

	PERFORMANCE LEVEL	PERCENTAGE OF 2024 SALARY	AMOUNT EARNED

EPS Goal	Below Threshold	0.0%	$—
ROIC Goal	Below Threshold	0.0%	$—
Revenue Goal	Below Target	18.4%	$238,964
Strategic KPIs	Below Target	46.6%	$605,280
Total Incentive		64.9%	$844,244

See page 33 for a calculation of the 2024 financial metrics, including the impact of the certain items excluded.

John T. McGinnis

The Strategic KPIs comprise 30% of the total annual incentive for Mr. McGinnis and were as follows for 2024:

•
Continue to progress the technology and transformation roadmaps within global finance function
•
Advance the Company’s growth strategy in certain brands
•
Develop a robust and diverse talent pipeline within the global finance function
•
Deepen leadership impact to meet or exceed certain strategic and operational goals

44	2025 Proxy Statement

1	BOARD OF DIRECTORS	2	GOVERNANCE & SUSTAINABILITY	3	EXECUTIVE COMPENSATION	4	AUDIT COMMITTEE	5	Information About Stock Ownership	6	PROPOSALS TO BE VOTED ON	7	MEETING INFORMATION

Compensation Discussion and Analysis

The Committee determined that Mr. McGinnis did not earn a cash incentive award for 2024 for the EPS and ROIC performance goals as actual results for the year were below the threshold level. It determined Mr. McGinnis earned an award for the Revenue performance goal between the threshold and target levels as actual results were slightly above threshold. Additionally, the Committee approved an incentive award to Mr. McGinnis based on its determination of the level of performance towards achievement of his various Strategic KPIs. Based on these results, the Committee determined the amount of the 2024 award to be paid to Mr. McGinnis to be $349,700. The following table illustrates Mr. McGinnis's 2024 achievement of the performance targets in relation to the payment of his 2024 award:

	PERFORMANCE LEVEL	PERCENTAGE OF 2024 SALARY	AMOUNT EARNED

EPS Goal	Below Threshold	0.0%	$—
ROIC Goal	Below Threshold	0.0%	$—
Revenue Goal	Below Target	12.7%	$97,759
Strategic KPIs	Below Target	32.8%	$251,941
Total Incentive		45.5%	$349,700

Michelle S. Nettles

The Strategic KPIs comprise 30% of the total annual incentive for Ms. Nettles and were as follows for 2024:

•
Continue to execute diversification initiatives within certain brands
•
Progress the Company’s talent strategy, including deepening the talent pipeline and increasing gender diversity at the leadership level
•
Progress change management efforts to accelerate digitization strategy
•
Advance organizational effectiveness

The Committee determined that Ms. Nettles did not earn a cash incentive award for 2024 for the EPS and ROIC performance goals as actual results for the year were below the threshold level. It determined Ms. Nettles did earn an award for the Revenue performance goal between the threshold and target levels as actual results were slightly above threshold. Additionally, the Committee approved an incentive award to Ms. Nettles based on its determination of the level of performance towards achievement of her various Strategic KPIs. Based on these results, the Committee determined the amount of the 2024 award to be paid to Ms. Nettles to be $207,000. The following table illustrates Ms. Nettles's 2024 achievement of the performance targets in relation to the payment of her 2024 award:

	PERFORMANCE LEVEL	PERCENTAGE OF 2024 SALARY	AMOUNT EARNED

EPS Goal	Below Threshold	0.0%	$—
ROIC Goal	Below Threshold	0.0%	$—
Revenue Goal	Below Target	9.8%	$58,500
Strategic KPIs	Below Target	24.8%	$148,500
Total Incentive		34.5%	$207,000

Richard Buchband

The Strategic KPIs comprise 30% of the total annual incentive for Mr. Buchband and were as follows for 2024:

•
Continue to provide strong leadership and strategic direction to global legal function worldwide
•
Develop a robust and diverse talent pipeline within the legal function, including deepening capabilities of employees
•
Serve as trusted advisor to the board of directors and executive team
•
Continue to refine and develop legal workstream processes to advance various strategic initiatives

45	2025 Proxy Statement

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Compensation Discussion and Analysis

The Committee determined that Mr. Buchband did not earn a cash incentive award for 2024 for the EPS and ROIC performance goals as actual results for the year were below the threshold level. It determined Mr. Buchband earned an award for the Revenue performance goal between the threshold and target levels as actual results were slightly above threshold. Additionally, the Committee approved an incentive award to Mr. Buchband based on its determination of the level of performance towards achievement of his various Strategic KPIs. Based on these results, the Committee determined the amount of the 2024 award to be paid to Mr. Buchband to be $173,400. The following table illustrates Mr. Buchband's 2024 achievement of the performance targets in relation to the payment of his 2024 award:

	PERFORMANCE LEVEL	PERCENTAGE OF 2024 SALARY	AMOUNT EARNED

EPS Goal	Below Threshold	0.0%	$—
ROIC Goal	Below Threshold	0.0%	$—
Revenue Goal	Below Target	8.6%	$48,122
Strategic KPIs	At Target	22.5%	$125,278
Total Incentive		31.1%	$173,400

Changes to Annual Incentive Structure for 2025

Beginning in 2025, the Committee introduced changes to the structure of the Annual Incentive awards for the NEOs to reduce the complexity and enhance the emphasis of key metrics that will drive our 2025 strategic priorities in a manner that is more aligned with the approach of our peer groups. First, the Committee reduced the total number of plan metrics from four to three to place greater focus on a small number of key performance metrics for the Company, which is more aligned with the approach of our peers. These three metrics will consist of two financial metrics, Revenue and EBITA, and the third metric will continue to be the use of individual Strategic KPIs for each NEO. Additionally, the weighting of the Strategic KPIs would be reduced to 20% from 30%, with the remaining 80% to be based on Revenue (35%) and EBITA (45%). The Committee chose EBITA as a financial metric, to replace both EPS and ROIC, as it is the key metric used by the Company to measure profitability, both internally and with shareholders. The increase in the Revenue metric weighting is to further incentivize top-line growth in support of the Company's strategy.

Components of the 2024 Executive Compensation Program — Long-Term Incentives

Each year the Committee determines the appropriate mix of PSUs and RSUs that should comprise the long-term incentives for the NEOs. This flexibility allows the Committee to tailor its program to create the incentive structure that it believes will best align executive performance and the needs of the Company. The Committee determined for 2024 that the annual grant of long-term awards to the NEOs should be made up of 60% PSUs and 40% RSUs.

The Committee generally determines and approves equity awards to the NEOs and the related vesting schedules, at its regularly scheduled meeting in February each year, and as required under the Committee’s charter, subject to ratification by the board of directors in the case of Mr. Prising and Mr. McGinnis. The equity awards and related vesting schedules for Messrs. McGinnis and Buchband and Ms. Nettles are generally based on recommendations by Mr. Prising. The Committee may make grants to NEOs at other times during the year, as it deems appropriate.

The PSUs and RSUs awarded in 2024 have the characteristics below. The specific long-term incentive grants for each officer are shown in the Grants of Plan Based Awards table on page 54.

Performance Share Units

For the PSUs granted in 2024, vesting is based on achievement of a pre-established goal for average annual EBITA Margin Percent, over a three-year period ending December 31, 2026. EBITA Margin Percent measures operating efficiency without the impact of amortization while continuing to focus executive officers on the long-term profitability of the Company.

For 2024, the Committee has introduced a modifier based on relative Total Shareholder Return ("rTSR"), which replaces the prior Strategic KPI modifier. Under these awards, the number of shares that may be earned upon vesting can be increased or decreased based on the Company's total shareholder return relative to a group of 15 peer companies over the three-year performance period. Specifically, if the Company's TSR ends up in the top quartile of the rTSR Peer Group then the number of PSUs otherwise earned will be increased by 25%. Conversely, if the Company's TSR falls in the bottom quartile, then the number of PSUs otherwise earned will be reduced by 25%. And if the Company's TSR falls within the second or third quartile of total shareholder return for the rTSR Peer Group, an adjustment shall be made to the amount of PSUs earned using linear interpolation. The rTSR modifier cannot decrease the payout below the threshold level

46	2025 Proxy Statement

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Compensation Discussion and Analysis

nor increase the payout above the outstanding level. TSR for the Company and the peer group companies will be calculated using the 20-day trading price average, adjusted for dividends, at the beginning and the end of the performance period.

The 15-company rTSR peer group consists of companies within the staffing industry that have similar stock performance characteristics and is different from the peer group used for compensation benchmarking purposes. The rTSR Peer Group will be adjusted in the event of any merger, acquisition, divestiture, or business combination, or material non-recurring or unique event or circumstance impacting a selected company.

2024 rTSR Peer Group Companies
Adecco Group AG	Kelly Services, Inc	Robert Half Inc.
ASGN Incorporated	Kforce Inc	Robert Walters plc
Groupe CRIT SA	Korn Ferry	SThree plc
Hays plc	PageGroup plc	Synergie SE
Heidrick & Struggles	Randstad N.V.	TrueBlue, Inc.

For PSU grants prior to 2024, the Committee included a KPI modifier that would increase or decrease the final PSU payout (which will be determined based on the EBITA margin for the performance period and the performance gate described below) by up to 30%, but not more than the outstanding award or less than the threshold award. Under this feature, the Committee established strategic growth objectives and would evaluate how well management has performed against those pre-established strategic growth objectives during the three-year period of the PSUs.

How the Company Sets EBITA Margin Percent Goals

The following table shows the goals established by the Committee in February 2024 for the three-year performance period for these PSUs and the associated payout percentage:

	THRESHOLD	TARGET	OUTSTANDING

EBITA Margin Percent 2024-2026	1.00%	3.40%	3.90%
Payout Percentage	0.0%	100.0%	200.0%

To determine the average EBITA Margin Percent at the end of the three-year period, the actual performance results from each year will be averaged to determine the three-year average performance results. The final award will be determined by using the payout scale relative to the average performance.

When determining the financial goals for the 2024 grant, the Committee determined certain items would be excluded from the EBITA Margin Percent calculation, as described in the following calculation:

•
EBITA Margin Percent — annual operating profit plus amortization, divided by revenue from services, with adjustments to be made (a) to reverse the impact of a change in accounting principles during the performance period, or (b) for any of the following items: extraordinary items, goodwill impairment, and restructuring charges, tax or regulatory law changes, adjustments related to acquisitions or dispositions where the Company previously held an ownership interest, any change in client contracts that result in a change from gross to net revenue accounting and non-recurring adjustments exceeding $10 million pertaining to prior periods. If an adjustment relates to an accrual from a prior period deemed an appropriate change in estimate in the current period, the adjustment impact will only be for the amount in excess of $10 million.

Our business is historically cyclical and is impacted by numerous macroeconomic conditions. The Committee sets each year’s target levels at the beginning of the year, based on both macroeconomic factors and the Company’s business outlook for the coming year, and does so independently of where the target levels have been set for the prior year. Given the cyclical nature of our business, this may result in targets being set lower than for the prior year, which was the case for 2024 where the Committee assumed continued deterioration in global economic conditions during 2024.

An EBITA “gate” was also established for the PSUs to ensure EBITA margins are achieved without significantly decreasing revenues. This gate was set at $398.0 million, meaning participants cannot receive more than 100% of the target level payout unless average EBITA for the 2024-2026 performance period exceeds $398.0 million.

As mentioned above, for 2024, the Committee also included a modifier based on relative Total Shareholder Return ("rTSR") in lieu of the prior KPI modifier.

47	2025 Proxy Statement

1	BOARD OF DIRECTORS	2	GOVERNANCE & SUSTAINABILITY	3	EXECUTIVE COMPENSATION	4	AUDIT COMMITTEE	5	Information About Stock Ownership	6	PROPOSALS TO BE VOTED ON	7	MEETING INFORMATION

Compensation Discussion and Analysis

Shares Earned under the 2022 PSU Grant (2022-2024 Performance Period)

Based on the Company's average EBITA Margin Percent for the 3-year performance period of 2022-2024 of 2.80%, the Committee determined the 2022 performance share unit awards vested at 62% of the target level. The EBITA gate for these awards was not met, however, the performance share units vested were already below the target level. The 2022 PSU grant also included the KPI modifier, however, the Committee elected not to apply the KPI modifier to the shares earned under the 2022 PSU Grant. These shares were vested and were settled in common stock in February 2025, after the Committee determined the achievement of the performance goals. The 2022 PSU grants to the NEOs also included the right to dividend equivalents, which were earned and vested only to the extent the PSUs were earned and vested. The number of shared earned under the 2022 PSU grant for each of the NEOs, including dividend equivalents, is as follows:

NEO	PSUs GRANTED AT TARGET(#)	PSUs EARNED(#)

Jonas Prising	54,725	38,010
John T. McGinnis	16,417	11,402
Michelle S. Nettles	6,841	4,751
Richard Buchband	5,473	3,801

Restricted Stock Units

The Committee uses RSUs to align the interests of the NEOs with long-term shareholder value and add balance to the compensation program as they provide both upside potential and downside risk. In addition, RSUs provide a retention incentive to the NEOs to remain with the Company through the vesting date. The RSUs have a three-year cliff vest and include the right to dividend equivalents.

Career Shares, Retirement and Deferred Compensation Plans

Career Shares

The Committee selectively grants career shares in the form of long-dated RSUs, typically five years, as needed to attract and retain executives. These career shares vest completely on a single date several years into the future. The Committee makes infrequent use of this compensation element and determines each year whether to make any such grants. None of the NEOs received career shares in 2024.

Retirement and Deferred Compensation Plans

ManpowerGroup maintains tax-qualified 401(k) plans for its U.S. employees. For compliance reasons, once an executive is deemed to be “highly compensated” within the meaning of Section 414(q) of the Internal Revenue Code, the executive is no longer eligible to participate in ManpowerGroup’s 401(k) plans except in their first year of employment or for “catch-up” contributions for employees over 50. ManpowerGroup maintains a separate non-qualified savings plan for “highly compensated” employees, including eligible executives. The non-qualified plan provides similar benefits to the tax-qualified 401(k) plans, including a Company match and enhanced matching contribution. The non-qualified savings plan also permits the Company to provide a discretionary profit-sharing contribution to participants.

Furthermore, the plan benefits are unsecured and subject to risk of forfeiture in bankruptcy. The Committee maintains this program in an effort to provide NEOs with reasonably competitive benefits to those in the competitive market.

Other Benefits

The NEOs are provided health and dental coverage, company-paid term life insurance, disability insurance, paid time off, and paid holiday programs applicable to other employees in their locality. These rewards are designed to be competitive with overall market practices, while keeping them at a reasonable level.

ManpowerGroup also reimburses NEOs for financial planning and tax preparation services as well as annual executive physicals. In addition, ManpowerGroup provides an auto allowance to approximately 300 management employees in the U.S., including the U.S.-based NEOs. All of the NEOs received an auto allowance for 2024.

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Compensation Discussion and Analysis

Severance Agreements

ManpowerGroup is a party to severance agreements (which include change of control benefits) with all of the NEOs with the exception of Mr. Buchband. These severance agreements are more fully described on pages 60-62. The Committee believes that severance and change of control policies are necessary to attract and retain senior talent in a competitive market. The Committee also believes that these agreements benefit ManpowerGroup because they clarify the NEOs’ terms of employment and protect ManpowerGroup’s business during an acquisition. Furthermore, the Committee believes that change of control benefits, if structured appropriately, allow the NEOs to focus on their duties and responsibilities during an acquisition.

The severance agreements do not provide for any tax gross up payments and require a double trigger in order for our NEOs to receive benefits following a change in control.

As previously disclosed, ManpowerGroup entered into a Transition and Retirement Agreement with Mr. Buchband on December 17, 2024 (the “Transition Agreement”). Under the Transition Agreement, in connection with ManpowerGroup’s reallocation of certain duties and responsibilities among its key executives (which included the elimination of his position), Mr. Buchband agreed to retire from his role as Senior Vice President, General Counsel and Secretary effective as of December 31, 2024 and to remain employed as a special advisor until February 28, 2025. The Committee determined this to be similar to a voluntary termination for good reason under his prior severance agreement. Accordingly, ManpowerGroup entered into the Transition Agreement with Mr. Buchband which superseded the severance agreement that was previously in place between Mr. Buchband and ManpowerGroup but preserved the restrictive covenants (including the non-competition agreement) from the severance agreement. See page 61 for further details regarding Mr. Buchband's Transition Agreement.

Compensation Changes for 2025

In connection with the assumption of additional duties by each of Mr. McGinnis and Ms. Nettles as previously disclosed, the Committee approved increases to their compensation for 2025. For Mr. McGinnis, his salary increased from $769,153 to $808,000. For Ms. Nettles, her salary increased from $600,000 to $650,000 and her target annual incentive award opportunity increased from 85% to 100% of her base salary. Additionally Ms. Nettles target total long-term incentive compensation increased to $1,600,000 in 2025 from $1,400,000 in 2024.

Governance Features of Our Executive Compensation Programs

We Have Stock Ownership Guidelines for Executive Officers

The Committee believes that NEOs should hold a meaningful stake in ManpowerGroup to align their economic interests with those of other shareholders. To that end, the Committee adopted stock ownership guidelines that currently require each executive to own a target number of shares based on a salary multiple, dependent on the NEO’s position. Under the guidelines, the Committee takes into account actual shares owned by the executive, unvested RSUs, and unvested PSUs calculated at the threshold level. The Committee does not consider any unexercised stock options or PSUs above the threshold level held by the NEOs. As all of the executives’ outstanding unvested PSUs have a threshold level of 0%, these do not contribute to calculating an executive's ownership of shares. Additionally, to enforce our stock ownership policies, we limit the ability of executive officers to sell equity until they are in compliance with the guidelines. An executive who has not yet met, or who falls below, the stock ownership guidelines, is required to hold 50% of the shares received from the exercise of stock options or the vesting of RSUs or PSUs until the ownership guidelines have been satisfied. The following table shows the status as of December 31, 2024, of each of the NEOs.

	TARGET AS		TARGET	NUMBER OF
	A MULTIPLE	TARGET	NUMBER OF	SHARES HELD AS OF	STATUS AS OF
NEO	OF SALARY	VALUE($)(1)	SHARES(#)	DECEMBER 31, 2024(#)	DECEMBER 31, 2024

Jonas Prising	6	6,600,000	94,011	590,960	√
John T. McGinnis(2)	4	2,400,000	32,994	140,961	√
Michelle S. Nettles(2)	3	1,650,000	22,968	61,877	√
Richard Buchband	2	910,000	12,962	35,056	√

(1) The target values were set as of May 1, 2014, for all NEOs except Mr. McGinnis and Ms. Nettles. Under the policy, executive officers have five years from January 1, 2014, to attain the targeted ownership levels or five years from date of hire for executive officers that were hired after January 1, 2014.

(2) The target values for Mr. McGinnis and Ms. Nettles are based on each of their base salaries and stock price on their dates of hire.

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Compensation Discussion and Analysis

We Have a Clawback Policy

In 2023, the Committee adopted the Senior Executive Compensation Recovery Policy (the “Senior Recovery Policy”), which adheres to the listing standards of the NYSE and the rules of the SEC and replaced the clawback policy the Company had previously adopted in 2012. The Senior Recovery Policy applies to the NEOs as well as certain other senior leaders within the Company. Under the Senior Recovery Policy, in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws, the Company will recover the amount of any applicable incentive-based compensation received by an executive covered by the policy during the applicable recovery period (generally the prior three completed fiscal years) that exceeds the amount that otherwise would have been received had it been determined based on the restated financial statements.

In addition to the Senior Recovery Policy, the Committee also adopted the Broad-Based Compensation Recovery Policy that applies to all employees not covered under the Senior Recovery Policy. This policy is similar to the Senior Recovery Policy except that it excludes recovery for immaterial errors to previously issued financial statements that would result in a material misstatement if the error were corrected in the current period, also known as little "r" restatements.

Our Insider Trading Policy Prohibits Hedging, Pledging and Short-Sale Transactions

We have an insider trading policy (“Insider Trading Policy”), which governs the purchase, sale, and other dispositions of our securities by all directors, officers and employees of the Company and their respective household members (collectively, “Covered Persons”), including any entities influenced or controlled by a Covered Person, in order to promote compliance with insider trading laws, rules and regulations, and the NYSE listing standards. The Company follows the principle that it cannot engage in transactions in its own securities while in possession of material nonpublic information.

Under the Insider Trading Policy, all Covered Persons, including any entities influenced or controlled by a Covered Person, are prohibited from engaging in short sales or hedging transactions involving ManpowerGroup securities, including forward sale or purchase contracts, equity swaps or exchange funds. Covered Persons are also prohibited from engaging in puts, calls or other options or derivative instruments involving ManpowerGroup securities. Further, we do not allow Covered Persons to pledge ManpowerGroup securities at any time, which includes having ManpowerGroup stock in a margin account or using ManpowerGroup stock as collateral for a loan.

The full text of our Insider Trading Policy was filed as Exhibit 19.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Equity Grant and Approval Timing Practices

The Committee is responsible for granting equity awards. Annual equity awards are approved and granted at the regularly scheduled Committee meeting held in February of each year. We do not make off-cycle equity grants to our executive officers except in connection with a promotion or in connection with the hiring of a new executive officer. The Committee does not have a practice or policy of granting equity awards in anticipation of the release of material nonpublic information. Furthermore, the Company does not time the release of material nonpublic information in coordination with grants of equity awards in a manner that intentionally benefits our NEOs or otherwise for the purpose of affecting the value of executive compensation. The Committee approves both RSU and PSU awards for the NEOs. The Committee has delegated authority to the CEO to make annual RSU grants, within certain parameters, to all other employees and to newly hired or newly promoted employees below the executive officer level. Any PSU grants to all other employees are approved by the Committee. We do not grant stock options or stock appreciation rights.

50	2025 Proxy Statement

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Compensation Discussion and Analysis

Material Tax Implications of the Executive Compensation Program

Tax Implications for ManpowerGroup

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid in any tax year to any “covered employee.” Covered employees include the corporation’s CEO, CFO and each of its three most highly compensated NEOs (other than the CEO and CFO) regardless of whether they were in service as of the end of any such tax year.

Further, for each NEO whose compensation was or is subject to this limitation in 2017 or any later tax year, that officer’s compensation will remain subject to this annual deductibility limitation for any future tax year in which he or she receives compensation from ManpowerGroup, regardless of whether he or she remains a NEO.

Accordingly, ManpowerGroup is only able to deduct up to $1,000,000 per year of the compensation payable to any of our NEOs who is a “covered employee” as determined under Section 162(m), except to the extent that transition relief for grandfathered arrangements that were in effect on November 2, 2017, if applicable, would apply to a payment.

Tax Implications for NEOs

The Committee generally seeks to structure compensation amounts and arrangements so that they do not result in penalties for the NEOs under the Internal Revenue Code. For example, Section 409A imposes substantial penalties and results in the loss of any tax deferral for nonqualified deferred compensation that does not meet the requirements of that section. The Committee has structured the elements of ManpowerGroup’s compensation program so that they are either not characterized as nonqualified deferred compensation under Section 409A or meet the distribution, timing and other requirements of Section 409A. Without these steps, certain elements of compensation could result in substantial tax liability for the NEOs. Section 280G and related provisions impose substantial excise taxes on so-called “excess parachute payments” payable to certain executives upon a change of control and results in the loss of the compensation deduction for such payments by the executive’s employer. The severance agreements with the NEOs limit the amount of the severance payment in the event that the severance payment will be subject to excise taxes imposed under Section 280G, but only where the after-tax amount received by the NEO would be greater than the after-tax amount without regard to such limitation.

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Report of the People, Culture and Compensation Committee of the Board of Directors

The people, culture and compensation committee of the board of directors of ManpowerGroup has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement. Based on this review and discussion, the people, culture and compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

The People, Culture and Compensation Committee

Julie M. Howard, Chair

William P. Gipson

Muriel Pénicaud

Elizabeth P. Sartain

People, Culture and Compensation Committee Interlocks and Insider Participation

No member of the people, culture and compensation committee has ever been an officer or employee of ManpowerGroup or any of our subsidiaries or had any relationships requiring disclosure under Item 404 of Regulation S-K. None of our executive officers have served on the compensation committee or board of directors of any company of which any of our other directors is an executive officer.

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Compensation Tables

Summary Compensation Table

The table below sets forth the compensation information for our NEOs during the fiscal years ended December 31, 2024, December 31, 2023, and December 31, 2022. All amounts are calculated in accordance with SEC disclosure rules, including amounts with respect to our equity compensation plan awards, as further described below.

NAME & PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS ($)(1)	OPTION AWARDS ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)	CHANGE IN PENSION VALUE AND NON- QUALIFIED DEFERRED COMPENSATION EARNINGS ($)	ALL OTHER COMPENSATION ($)(2)	TOTAL ($)

Jonas Prising	2024	1,300,000	—	10,654,547	—	844,244	—	140,583	12,939,374
CEO	2023	1,300,000	—	10,400,015	—	727,047	—	285,291	12,712,353
	2022	1,250,000	—	10,000,045	—	1,725,310	—	148,630	13,123,985
John T. McGinnis	2024	769,153	—	3,073,437	—	349,700	—	79,056	4,271,346
CFO	2023	769,153	—	3,000,035	—	296,354	—	132,293	4,197,835
	2022	746,750	—	5,499,981	—	740,000	—	126,301	7,113,032
Michelle S. Nettles	2024	600,000	—	1,434,233	—	207,000	—	63,748	2,304,981
Chief People	2023	600,000	—	1,249,970	—	160,020	—	80,354	2,090,344
and Culture Officer	2022	566,500	—	2,500,012	—	385,000	—	67,997	3,519,509
Richard Buchband	2024	556,973	—	1,024,503	—	173,400	—	61,615	1,816,491
SVP, General	2023	556,973	—	1,000,012	—	148,545	—	85,396	1,790,926
Counsel and Secretary	2022	540,750	—	1,000,026	—	352,000	—	82,576	1,975,352

(1)
The value of stock awards in this table for all years includes the grant date fair value (calculated at the target level) for PSUs and RSUs (including career shares) as computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, “Stock Compensation.” See page 54 for the breakout in the grant date fair value of PSUs and RSUs.

The grant date fair value of the 2024 PSU awards at the outstanding (maximum) level for each executive officer was:

NAME	2024 ($)

Jonas Prising	12,989,082
John T. McGinnis	3,746,814
Michelle S. Nettles	1,748,494
Richard Buchband	1,248,986

(2) Details about the amounts in the “All Other Compensation” column for fiscal year 2024 are set forth in the table below.

NAME	PERQUISITES & OTHER PERSONAL BENEFITS ($)(A)	COMPANY CONTRIBUTIONS TO DEFINED CONTRIBUTION PLANS ($)(B)	TOTAL OTHER COMPENSATION ($)

Jonas Prising	34,635	105,948	140,583
John T. McGinnis	31,090	47,966	79,056
Michelle S. Nettles	37,514	26,234	63,748
Richard Buchband	34,056	27,559	61,615

(A) Except as otherwise indicated, these amounts include the value attributable to each executive’s participation in ManpowerGroup’s company car program, the cost of an annual physical, life insurance premiums paid and/or the value of financial services paid for by ManpowerGroup. None of these items individually had a value greater than $25,000.

(B) These contributions were made by ManpowerGroup on behalf of the executive officers under the terms of the Nonqualified Savings Plan and the Company’s 401(k) Plan to the extent the NEO has made a “catch-up contribution during the year.”

53	2025 Proxy Statement

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COMPENSATION tables

Grants of Plan-Based Awards in 2024

		ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING	EXERCISE OR BASE PRICE OF OPTION	GRANT DATE FAIR VALUE OF STOCK AND OPTION
NAME & PRINCIPAL POSITION	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)	OR UNITS (#)(3)	OPTIONS (#)	AWARDS ($/SH)	AWARDS ($)(4)

Jonas Prising	2/16/2024	689,000	2,080,000	4,160,000	—	—	—	—	—	—	—
CEO	2/16/2024	—	—	—	0	88,699	177,398	—	—	—	6,494,541
	2/16/2024	—	—	—	—	—	—	59,133	—	—	4,160,007

John T. McGinnis	2/16/2024	284,587	846,068	1,692,137	—	—	—	—	—	—	—
CFO	2/16/2024	—	—	—	0	25,586	51,172	—	—	—	1,873,407
	2/16/2024	—	—	—	—	—	—	17,058	—	—	1,200,030

Michelle S. Nettles	2/16/2024	168,000	510,000	1,020,000	—	—	—	—	—	—	—
Chief People	2/16/2024	—	—	—	0	11,940	23,880	—	—	—	874,247
and Culture Officer	2/16/2024	—	—	—	—	—	—	7,960	—	—	559,986

Richard Buchband	2/16/2024	139,243	417,730	835,460	—	—	—	—	—	—	—
SVP, General	2/16/2024	—	—	—	0	8,529	17,058	—	—	—	624,493
Counsel and Secretary	2/16/2024	—	—	—	—	—	—	5,686	—	—	400,010

(1) These amounts represent the threshold, target, and maximum annual cash incentive awards established under the Annual Incentive Plan.

(2) These amounts represent the number of PSUs that could be earned related to the PSUs granted in 2024 under the 2011 Equity Incentive Plan.

(3) Amounts represent the number of RSUs granted in 2024 under the 2011 Equity Incentive Plan.

(4) The grant date fair value of stock awards granted in 2024 that are reported in this column have been computed in accordance with FASB ASC Topic 718.

Compensation Agreements and Arrangements

Messrs. Prising, McGinnis, Buchband and Ms. Nettles received an annual incentive bonus determined pursuant to an incentive arrangement with ManpowerGroup and all, with the exception of Mr. Buchband, are party to severance agreements with ManpowerGroup. On December 17, 2024, Mr. Buchband entered into a Transition and Retirement Agreement with ManpowerGroup which superseded and replaced his prior severance agreement. The annual incentive bonus arrangements are described in further detail in the Compensation Discussion and Analysis included in this proxy statement, and the severance agreements and Transition and Retirement Agreement are described in further detail in the section entitled “Termination of Employment and Change of Control Arrangements” following the Nonqualified Deferred Compensation Table.

Grants Under the 2011 Equity Incentive Plan

PSUs. ManpowerGroup made grants of PSUs to all of the executive officers under the 2011 Equity Incentive Plan in February 2024. Each executive officer received a PSU grant that will vest if the relevant performance goal of average EBITA Margin Percent is met for the three-year performance period. For 2024, the Committee has introduced a modifier based on relative Total Shareholder Return ("rTSR"), which replaces the prior Strategic KPI modifier. Under these awards, the number of shares that may be earned upon vesting can be increased or decreased based on the Company's total shareholder return relative to a group of approximately 15 peer companies over the three-year performance period. Specifically, if the Company's TSR ends up in the top quartile of the rTSR Peer Group then the number of PSUs otherwise earned will be increased by 25%. Conversely, if the Company's TSR falls in the bottom quartile, then the number of PSUs otherwise earned will be reduced by 25%. And if the Company's TSR falls within the second or third quartile of total shareholder return for the rTSR Peer Group, an adjustment shall be made to the amount of PSUs earned using linear interpolation. Dividend equivalents are accumulated on the PSUs under these awards and vest on the same basis as the underlying award. See page 46 for descriptions of the goals established by the Committee for the 2024 PSU grants. Additional vesting terms applicable to these grants are described in further detail in the section entitled “Termination of Employment and Change of Control Arrangements” following the Nonqualified Deferred Compensation Table.

RSUs. The RSUs granted to the executive officers under the 2011 Equity Incentive Plan in February 2024 have a three-year cliff vest and are earned as long as the executive officer continues to be employed by the Company. Dividend equivalents are accumulated on the RSUs under these awards and vest on the same basis as the underlying award. Additional vesting terms applicable to these grants are described in further detail in the section entitled “Termination of Employment and Change of Control Arrangements” following the Nonqualified Deferred Compensation Table.

Career shares. ManpowerGroup did not make any career share grants to any of the NEOs in 2024.

54	2025 Proxy Statement

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COMPENSATION tables

Outstanding Equity Awards at December 31, 2024

	OPTION AWARDS						STOCK AWARDS
NAME & PRINCIPAL POSITION	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE		EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)(1)		MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(2)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS, OR OTHER RIGHTS THAT HAVE NOT VESTED (#)(3)		EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS, OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(2)

Jonas Prising	52,078	—		—	$76.97	2/10/2025	—		—	—		—
CEO	76,220	—		—	$75.07	2/16/2026	—		—	—		—
	66,068	—		—	$96.94	2/9/2027	—		—	—		—
	57,216	—		—	$122.87	2/15/2028	—		—	—		—
	104,050	—		—	$84.43	2/15/2029	—		—	—		—
	105,541	—		—	$92.70	2/14/2030	—		—	—		—
	65,704	21,901	(4)	—	$92.49	2/12/2031	—		—	—		—
	—	—		—	—	—	40,870	(5)	$2,359,016	—		—
	—	—		—	—	—	51,091	(6)	$2,948,973	—		—
	—	—		—	—	—	61,747	(7)	$3,564,037	—		—
	—	—		—	—	—	38,010	(9)	$2,193,937	—		—
	—	—		—	—	—	—		—	76,637	(10)	$4,423,488
	—	—		—	—	—	—		—	92,620	(11)	$5,346,026

John T. McGinnis	20,326	—		—	$75.07	2/16/2026	—		—	—		—
CFO	17,983	—		—	$96.94	2/9/2027	—		—	—		—
	15,258	—		—	$122.87	2/15/2028	—		—	—		—
	28,684	—		—	$84.43	2/15/2029	—		—	—		—
	31,663	—		—	$92.70	2/14/2030	—		—	—		—
	19,712	6,570	(4)	—	$92.49	2/12/2031	—		—	—		—
	—	—		—	—	—	12,261	(5)	$707,705	—		—
	—	—		—	—	—	14,738	(6)	$850,677	—		—
	—	—		—	—	—	25,544	(8)	$1,474,400	—		—
	—	—		—	—	—	17,812	(7)	$1,028,109	—		—
	—	—		—	—	—	11,402	(9)	$658,123	—		—
	—	—		—	—	—	—		—	22,107	(10)	$1,276,016
	—	—		—	—	—	—		—	26,717	(11)	$1,542,105

Michelle S. Nettles	11,254	—		—	$83.84	8/14/2029	—		—	—		—
Chief People	10,555	—		—	$92.70	2/14/2030	—		—	—		—
and Culture Officer	6,571	2,190	(4)	—	$92.49	2/12/2031	—		—	—		—
	—	—		—	—	—	5,108	(5)	$294,834	—		—
	—	—		—	—	—	6,141	(6)	$354,459	—		—
	—	—		—	—	—	12,773	(8)	$737,258	—		—
	—	—		—	—	—	8,312	(7)	$479,769	—		—
	—	—		—	—	—	4,751	(9)	$274,228	—		—
	—	—		—	—	—	—		—	9,211	(10)	$531,659
	—	—		—	—	—	—		—	12,468	(11)	$719,653

55	2025 Proxy Statement

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COMPENSATION tables

	OPTION AWARDS						STOCK AWARDS
NAME & PRINCIPAL POSITION	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE		EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)(1)		MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(2)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS, OR OTHER RIGHTS THAT HAVE NOT VESTED (#)(3)		EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS, OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(2)

Richard Buchband	7,114	—		—	$75.07	2/16/2026	—		—	—		—
SVP, General	6,255	—		—	$96.94	2/9/2027	—		—	—		—
Counsel and	5,086	—		—	$122.87	2/15/2028	—		—	—		—
Secretary	8,999	—		—	$84.43	2/15/2029	—		—	—		—
	8,444	—		—	$92.70	2/14/2030	—		—	—		—
	5,257	1,752	(4)	—	$92.49	2/12/2031	—		—	—		—
	—	—		—	—	—	4,087	(5)	$235,902	—		—
	—	—		—	—	—	4,912	(6)	$283,521	—		—
	—	—		—	—	—	5,937	(7)	$342,684	—		—
	—	—		—	—	—	3,801	(9)	$219,394	—		—
	—	—		—	—	—	—		—	7,369	(10)	$425,339
	—	—		—	—	—	—		—	8,906	(11)	$514,054

(1) Represents outstanding grants of restricted stock, RSUs, career shares or earned but unvested PSUs.

(2) Value based on the closing price of $57.72 on December 31, 2024.

(3) Represents outstanding grants of PSUs.

(4) The remaining unvested options vested on February 12, 2025.

(5) These RSUs vested on February 11, 2025.

(6) RSUs scheduled to vest on February 17, 2026.

(7) RSUs scheduled to vest on February 16, 2027.

(8) Career Shares scheduled to vest on February 11, 2027.

(9) These shares represent the actual shares issued upon settlement of PSUs based on performance achieved during the 2022 - 2024 performance period. These shares were earned on February 14, 2025 after the Committee certified the performance achieved as of December 31, 2024.

(10) PSUs, reported at the target level, scheduled to vest in February 2026 if the Committee certifies that the performance targets are achieved as of December 31, 2025, subject to the discretionary application of the KPI modifier by the Committee.

(11) PSUs, reported at the target level, scheduled to vest in February 2027 if the Committee certifies that the performance targets are achieved as of December 31, 2026, subject to the application of the rTSR modifier.

56	2025 Proxy Statement

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COMPENSATION tables

Option Exercises and Stock Vested in 2024

	OPTION AWARDS		STOCK AWARDS
NAME & PRINCIPAL POSITION	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING (#)(1)	VALUE REALIZED ON VESTING ($)

Jonas Prising
CEO	—	—	150,252	10,631,508

John T. McGinnis
CFO	—	—	45,077	3,189,552

Michelle S. Nettles
Chief People and Culture Officer	—	—	15,028	1,085,617

Richard Buchband
SVP, General Counsel and Secretary	—	—	12,021	868,392

(1) Includes vesting of RSUs and PSUs as follows:

NAME	NUMBER OF RSUs	NUMBER OF PSUs

Jonas Prising	23,752	126,500

John T. McGinnis	7,126	37,951

Michelle S. Nettles	2,376	12,652

Richard Buchband	1,900	10,121

57	2025 Proxy Statement

1	BOARD OF DIRECTORS	2	GOVERNANCE & SUSTAINABILITY	3	EXECUTIVE COMPENSATION	4	AUDIT COMMITTEE	5	Information About Stock Ownership	6	PROPOSALS TO BE VOTED ON	7	MEETING INFORMATION

COMPENSATION tables

Nonqualified Deferred Compensation in 2024

NAME & PRINCIPAL POSITION	PLAN	EXECUTIVE CONTRIBUTIONS IN 2024 ($)(1)	REGISTRANT CONTRIBUTIONS IN 2024 ($)	AGGREGATE EARNINGS IN 2024 ($)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($)	AGGREGATE BALANCE AT DECEMBER 31, 2024 ($)(2)

Jonas Prising
CEO	NQSP	122,523	105,948	381,958	—	4,877,834

John T. McGinnis
CFO	NQSP	64,830	47,966	123,234	—	1,125,944

Michelle S. Nettles
Chief People
and Culture Officer	NQSP	55,350	26,234	55,826	—	420,838

Richard Buchband
SVP, General Counsel
and Secretary	NQSP	54,671	27,559	214,407	—	1,574,308

(1) These amounts reflect contributions made by the executive officers from their 2024 salary, which amounts were also included in the salary column for each executive officer in the Summary Compensation Table. Of the amounts disclosed in this column for the Nonqualified Savings Plan, the following contributions are attributable to a portion of the 2023 annual incentive, which was disclosed in the 2023 Summary Compensation Table for all NEOs: Mr. Prising — $43,623; Mr. McGinnis — $17,781; Ms. Nettles — $0; and Mr. Buchband — $8,913.

(2) Of the amounts disclosed in this column for the Nonqualified Savings Plan, the following amounts were previously reported in the Summary Compensation Table in either 2024 or prior to 2024: Mr. Prising — $2,471,750; Mr. McGinnis — $835,914; Ms. Nettles — $339,959; and Mr. Buchband — $627,955. The difference between the amounts disclosed in this footnote and the amounts disclosed in the above column for the Nonqualified Savings Plan reflect earnings (and losses) on the contributions, any salary or bonus deferrals by the executive prior to becoming an NEO, and any company contributions prior to the executive becoming an NEO.

Nonqualified Savings Plan. Pursuant to the Nonqualified Savings Plan (the “NQSP Plan”), certain executives, including the NEOs, may defer a portion of their salary and incentive awards. Elections must be made by the executive officers before December 31 of the year prior to the year in which it will be earned. Beginning in 2023, the NEOs are permitted to defer up to 100% of their salary and annual incentive under the plan. Prior to 2023, the NEOs were only permitted to defer up to 50% of their salary and 50% of their annual incentive under the plan. Pursuant to the plan, the executive officers, as well as all other plan participants, may receive a matching contribution of 50% of the deferrals they have made during the year, up to a maximum of 6% of their annual compensation. The NQSP Plan permits the Company to provide an Enhanced Matching Contribution (“EMC”) to participants. The EMC can range from 0% to 50% on the employee’s first 6% of deferrals from the prior year. The EMC is in addition to the regular 50% match of a participant’s deferrals made (on the first 6% of employee deferrals). In 2024, ManpowerGroup did not make an EMC match to the NEOs who participated in the plan in 2023. The NQSP Plan also permits the Company to provide a Discretionary Profit-Sharing Contribution ("DPSC") to participants. The DPSC is allocated by the Company, based on the participant's prior year compensation. In 2024, ManpowerGroup made a 0.35% DPSC to the NEOs who participated in the plan in 2023. ManpowerGroup’s contributions to a participant’s account under the NQSP Plan (matching contributions, EMCs, and DPSCs) are not fully vested until a participant has at least three years of credited service with ManpowerGroup, with vesting occurring on a pro-rata basis during those three years. All the NEOs who participate in the plan were fully vested in their matching contributions, EMCs and DPSCs as of December 31, 2024.

58	2025 Proxy Statement

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COMPENSATION tables

The investment alternatives available to the executive officers under the Nonqualified Savings Plan are selected by ManpowerGroup and may be changed from time to time. The executive officers are permitted to change their investment elections at any time on a prospective basis. The table below shows the funds available under the plan and their annual rate of return for the calendar year ended December 31, 2024.

NAME OF FUND	ANNUAL RETURN

JP Morgan Chase Bank U.S. Active Core Equity Fund	24.21%

Vanguard Total Stock Market Index Fund Institutional Shares	23.75%

Hartford Internal Opportunities Fund	8.50%

Eaton Vance Atlanta Capital SMID-Cap Fund	13.70%

Vanguard Total International Stock Market Index Fund Institutional Shares	5.18%

T. Rowe Price Global Growth Stock Fund	19.09%

JP Morgan Smart Retirement Blend 2020	8.44%

JP Morgan Smart Retirement Blend 2025	9.00%

JP Morgan Smart Retirement Blend 2030	10.47%

JP Morgan Smart Retirement Blend 2035	12.05%

JP Morgan Smart Retirement Blend 2040	13.25%

JP Morgan Smart Retirement Blend 2045	14.18%

JP Morgan Smart Retirement Blend 2050	14.69%

JP Morgan Smart Retirement Blend 2055	14.72%

JP Morgan Smart Retirement Blend 2060	14.69%

JP Morgan Smart Retirement Blend Income Fund	8.45%

Fidelity Short Term Bond	4.71%

PGIM Total Return Bond Fund - Class R6	3.03%

Vanguard Total Bond Market Index Fund Institutional Shares	1.25%

Vanguard Federal Money Market Fund Investor Shares	5.23%

Benefits paid under the Nonqualified Savings Plan will be paid to the executive officers upon their termination of employment, either in a lump sum, or in three, five or ten annual installments, as elected by the executive officers in accordance with the plan rules.

59	2025 Proxy Statement

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COMPENSATION tables

Termination of Employment and Change of Control Arrangements

ManpowerGroup is a party to severance agreements (which include change of control benefits) with each of the NEOs other than Mr. Buchband. Each agreement generally has a three-year term, and such term is automatically extended for two years to the extent there is a change of control of ManpowerGroup within the two-year period prior to the expiration of the original term of the agreement. In addition to these severance agreements, the NEOs participate in a number of equity grants and benefit plans that contain vesting provisions that are triggered upon a change of control of ManpowerGroup and/or certain terminations of employment. Generally, benefits under these arrangements are triggered upon the involuntary termination of the executive’s employment not for cause or upon a voluntary termination of employment for good reason. Terminations for other reasons (such as retirement, death, disability or a change of control) also trigger enhanced benefits under certain of these arrangements. The tables following the descriptions of these arrangements illustrate the amount of enhanced benefits the NEOs would receive under all such arrangements if ManpowerGroup terminated their employment on December 31, 2024 for the reasons specified within the tables. None of the tables illustrate the value of any vested benefits payable to the NEOs upon a termination of employment (i.e., vested equity awards, or vested balances accrued under the Nonqualified Savings Plan), nor does any table illustrate the value of any enhanced benefits upon retirement of an NEO who was not eligible for retirement treatment as of the date of this proxy statement with respect to any of their unvested benefits. The tables below assume that in a “change of control,” the acquiring or surviving company would have assumed all unvested equity awards.

Severance agreements. Under the severance agreements, upon the involuntary termination of the NEO’s employment (other than for cause, as described below) or upon the voluntary termination of employment by the NEO for good reason (as described below), the NEO is entitled to receive a severance payment equal to the sum of the executive’s base salary and annual incentive. The severance payment to the CEO is capped at 2.5 times his base salary in effect at the time of the termination, while the CFO’s severance payment is capped at 2 times his base salary in effect at the time of the termination. There is no cap applicable to the other NEOs.

In the event an NEO’s termination occurs in the two-year period following a change of control of ManpowerGroup or during a “protected period” (generally, the six-month period prior to a change of control), the severance payment payable to the CEO and CFO is equal to three times the sum of their base salary and annual incentive, while the severance payment to the other NEOs is equal to two times the sum of their base salary and annual incentive. The caps on payments to the CEO and CFO described in the paragraph above do not apply in the event of a change of control. All severance payments under the NEOs’ agreements will generally be paid in a lump sum on the 30th day following the date of termination. The determination of the amount of the annual incentive used to calculate the severance payment will vary depending on the circumstances surrounding the termination and is further detailed in the footnotes accompanying the illustrative tables below.

Cause is defined in the severance agreements, and generally includes: performance failures; failure to follow instructions; fraudulent acts; violation of ManpowerGroup policies; acts of moral turpitude which are likely to result in loss of business, reputation or goodwill to ManpowerGroup; chronic absences from work which are non-health related; crimes related to the NEO’s duties; or willful harmful conduct to ManpowerGroup. Good reason is also defined in each severance agreement. A termination for good reason in the severance agreements for the NEOs is triggered by (i) any material breach by the Company or one of its affiliates of a material obligation to pay or provide benefits or compensation to the executive, (ii) a material diminution in base salary, (iii) a material diminution in the executive’s authority, duties or responsibility, coupled with a material reduction in the executive’s target bonus opportunity, (iv) a material diminution in the executive’s authority, duties or responsibility that is not coupled with a material reduction in the executive’s target bonus opportunity, but that occurs within 2 years after a change of control, (v) a material reduction in the executive’s target bonus opportunity that is not coupled with a material diminution in the executive’s authority, duties or responsibilities, but that occurs within two years after a change of control, or (vi) a relocation to a new principal office that is in excess of 50 miles from the NEO’s prior principal office.

Under the severance agreements, the NEOs are bound by non-competition agreements in favor of ManpowerGroup for the one-year period following the termination of their employment for any reason, except where the termination occurs within the two-year period following a change of control or during a protected period and is either involuntary (other than for cause) or is for good reason.

Effective as of February 17, 2023, ManpowerGroup entered into severance agreements with all of the NEOs, replacing their prior severance agreements. The 2023 severance agreements contained terms substantially similar to each NEO's prior severance agreements and were entered into primarily to provide a common expiration date for all NEOs. All of the severance agreements entered into with the NEOs were set to expire on the first to occur of (1) the date two years after the occurrence of a change of control of ManpowerGroup or (2) February 28, 2026 if no such change of control occurs before February 28, 2026.

Under the severance agreements, upon the NEO’s (i) involuntary termination (other than for cause), (ii) voluntary termination for good reason or (iii) termination due to the death or disability of the NEO, the NEOs are entitled to receive a prorated incentive for the year in which termination occurs. In addition, ManpowerGroup has agreed to pay for continued health insurance for the NEOs and their families for a 12-month period following an involuntary termination of their employment (other than for cause) or a voluntary termination of their employment for good reason. Furthermore, if such a termination occurs within the two-year period following a change of control or during a protected period, then ManpowerGroup has agreed to pay for continued health insurance for the NEOs and their families for an 18-month period. Finally, under the severance agreements, following an involuntary termination of the NEO’s employment (other than for cause) or a voluntary termination of the NEO’s employment for good reason, ManpowerGroup will pay for outplacement services for up to one year following the NEO’s termination. This benefit is not included in the agreement with Mr. Prising.

60	2025 Proxy Statement

1	BOARD OF DIRECTORS	2	GOVERNANCE & SUSTAINABILITY	3	EXECUTIVE COMPENSATION	4	AUDIT COMMITTEE	5	Information About Stock Ownership	6	PROPOSALS TO BE VOTED ON	7	MEETING INFORMATION

COMPENSATION tables

Transition and Retirement Agreement with Mr. Buchband. As previously disclosed, ManpowerGroup entered into a Transition and Retirement Agreement with Mr. Buchband on December 17, 2024 (the “Transition Agreement”). Under the Transition Agreement, in connection with ManpowerGroup’s reallocation of certain duties and responsibilities among its key executives (which included the elimination of his position), Mr. Buchband agreed to retire from his role as Senior Vice President, General Counsel and Secretary effective as of December 31, 2024 and to remain employed as a special advisor until February 28, 2025. The Committee determined this to be similar to a voluntary termination for good reason under his prior severance agreement. Accordingly, ManpowerGroup entered into the Transition Agreement with Mr. Buchband which superseded the severance agreement that was previously in place between Mr. Buchband and ManpowerGroup but preserved the restrictive covenants (including the non-competition agreement) from the severance agreement. Under the Transition Agreement, Mr. Buchband agreed to continue to perform transition services for ManpowerGroup and receive his base salary through the retirement date and he received an RSU grant in February 2025 with a grant date fair value of $1.12 million. In addition, pursuant to the Transition Agreement, the committee approved full retirement vesting of his PSU awards (based on actual performance at the end of the performance periods) consistent with the terms of such PSU awards where a succession plan for his role was approved. The benefits under the Transition Agreement were similar in total value to those that would have been provided to Mr. Buchband upon a voluntary termination for good reason under his previous severance agreement and such benefits were conditioned on the execution of a release by Mr. Buchband in favor of the Company, similar to the conditions required for benefits under his prior severance agreement. In the event of Mr. Buchband’s death, disability, or involuntary termination without Cause (defined in the same manner as under the severance agreement) prior to his agreed retirement date on February 28, 2025 under the Transition Agreement, Mr. Buchband would have been entitled to the same benefits under the Transition Agreement as if he had continued employment as a special advisor until February 28, 2025.

Stock options. As of December 31, 2024, each of the NEOs held unvested stock options granted under the 2011 Equity Incentive Plan. Under the terms of the stock option agreements that ManpowerGroup entered into with each of the NEOs, unvested options immediately vest upon the NEO’s death or disability. Furthermore, upon a change of control where the options are converted on a tax-free basis or where ManpowerGroup’s shares remain publicly traded, the options only accelerate vesting in the event of the NEO’s involuntary termination of employment (other than for cause) or a voluntary termination of employment for good reason during a protected period or within two years following a change of control. Alternatively, upon a change of control of ManpowerGroup where ManpowerGroup’s shares do not remain publicly traded or where a publicly traded acquirer does not convert the options into options of the acquirer’s shares on a tax-free basis, such options immediately vest upon the change of control. For purposes of these stock option agreements, the definitions of cause and good reason are generally the same as those used in the NEOs' severance agreements. Under the terms of the stock option agreements entered into with each of the NEOs, unvested options also immediately vest upon the NEO’s “retirement.” Here, retirement means the termination of the NEO’s employment on or after age 55 and the NEO has completed 10 years of service with ManpowerGroup. Unvested options are forfeited upon the NEO’s termination of employment for reasons other than death, disability, retirement, or in connection with a change in control.

RSUs (including career shares). As of December 31, 2024, the NEOs held unvested RSUs granted under the 2011 Equity Incentive Plan (with Mr. McGinnis and Ms. Nettles also holding unvested career shares). A NEO will become fully vested in his or her RSUs (including career shares) upon a termination of employment due to death or disability. All RSUs (other than career shares) held by the NEOs will become fully vested upon a termination of employment due to the NEO’s retirement. Career shares do not vest upon retirement. For these awards, “retirement” generally means the termination of the NEO’s employment on or after age 55 if the NEO has completed 10 years of service with ManpowerGroup. Upon a change of control, the RSUs (including career shares) shall vest according to the same terms as described above for stock options. As of December 31, 2024, only Mr. Prising and Mr. Buchband were eligible for retirement treatment under their RSU awards. RSUs are forfeited upon the NEO’s termination of employment for reasons other than death, disability, retirement, or in connection with a change in control.

PSUs. As of December 31, 2024, all NEOs held outstanding PSUs granted under the 2011 Equity Incentive Plan. Generally, under these awards, upon a NEO’s termination of employment due to retirement (here, employment termination after age 55 with 10 years of completed service), the NEO is entitled to receive a pro-rata number of shares based on the actual results at the end of the applicable performance period, prorated based on the time elapsed after the agreement date and during the applicable service periods. No proration will apply upon a NEO’s termination of employment due to retirement (here, employment termination after age 55 with 10 years of completed service), if the Committee has approved a succession plan, as recommended by the CEO, for the NEO or with respect to his or her position. PSUs are forfeited upon a termination of employment prior to the end of the performance period for reasons other than death, disability, retirement, or in connection with a change in control. As of December 31, 2024, only Mr. Prising and Mr. Buchband were eligible for retirement treatment under their PSU awards.

Generally, upon the death or disability of a NEO during the performance period, the NEO is entitled to receive the target amount of shares. In the event of a change of control of ManpowerGroup, if the NEO’s employment were terminated prior to the end of the vesting period for such awards (either by ManpowerGroup other than for cause or by the NEO for good reason), the NEO generally would be entitled to accelerated vesting of any unpaid PSUs, where the total number of shares payable under the award will be based on an amount determined by the Committee.

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COMPENSATION tables

Annual Incentive Plan. The ManpowerGroup Annual Incentive Plan (the “Annual Incentive Plan”) provides that a bonus will become vested upon retirement. For purposes of this plan, “retirement” means the NEO terminates employment after he or she has (i) reached age 55 and (ii) completed 10 years of service. The amount of the bonus earned for the year of retirement will be based on the actual bonus that would have been earned had the NEO continued employment, but the bonus will be prorated based on the actual number of days the NEO was employed by ManpowerGroup during the year of retirement.

Nonqualified Savings Plan. The amount of any unvested benefits under the Nonqualified Savings Plan will become vested upon a participant’s death, disability or retirement. For purposes of this plan, “retirement” means a NEO terminates employment after he or she has (i) reached age 60, (ii) has reached age 55 and completed 20 years of service with ManpowerGroup or (iii) has reached age 55, and ManpowerGroup determines that the retirement is bona fide and that the NEO will not perform services for any competitor of ManpowerGroup. All of the NEOs that participate in this plan are already fully vested in their benefits under this plan and therefore, no NEOs will receive any enhanced benefit upon death, disability or retirement.

Post-Termination and Change of Control Benefits

Jonas Prising, CEO

ELEMENT	DEATH($) or DISABILITY($)	INVOLUNTARY TERMINATION OR GOOD REASON –NO COC ($)	DOUBLE TRIGGER (COC+ TERMINATION) ($)(1)	RETIREMENT ($)(2)

Severance Payment(3)	—	3,250,000	10,140,000	—

Prorated Incentive(4)	2,080,000	862,940	2,080,000	844,244

Options(5)	—	—	—	—

PSUs(6)	13,308,154	—	13,308,154	6,924,938

RSUs(7)	8,872,026	—	8,872,026	8,872,026

Health Benefits	—	35,486	54,393	—

Outplacement	—	—	—	—

Total	24,260,180	4,148,426	34,454,573	16,641,208

(1)
The “double trigger” column calculates the amounts earned upon an involuntary termination (other than for cause) or a voluntary termination for good reason that occurs during a protected period (generally, six months prior to a change of control) or within the two-year period following a change of control.
(2)
As of December 31, 2024, in the table above, Mr. Prising’s awards were eligible for retirement treatment. The illustrations show the effect of a retirement on December 31, 2024, where a succession plan had not been approved at the time of the retirement. Note that upon an involuntary termination (other than for cause) or voluntary termination for good reason, retirement vesting of Mr. Prising’s equity would also be applicable but is only illustrated in the retirement column here as it arises from Mr. Prising’s achievement of the age and service requirements and not solely as a result of an involuntary termination.
(3)
The amount of the severance payment under Mr. Prising’s severance agreement is equal to the sum of his annual base salary at the highest rate in effect during the terms of the agreement (here, $1,300,000) and his target bonus for the year of the termination (here, $2,080,000). In the case of his involuntary termination (other than for cause) or voluntary termination for good reason, the severance payment is limited to a maximum of 2.5 times Mr. Prising’s annual base salary. In a double-trigger scenario, the amount of his severance payment is multiplied by three.
(4)
In the case of his involuntary termination (other than for cause) or voluntary termination for good reason, the amount of the prorated incentive payable to Mr. Prising under his severance agreement is based on the actual incentive earned for 2024 for the financial objectives and the target amount for the Strategic KPIs. In the event of death, disability, or certain terminations following a change of control, the prorated incentive payable to him is based on the target incentive for the year of termination. In the event of retirement for Mr. Prising, the prorated incentive is based on the actual incentive earned for 2024. No proration has been applied here as this table illustrates the effect of such a termination on December 31, 2024, immediately before the incentive was earned, so as not to understate the potential value of the benefit upon the applicable termination of employment. Note that an incentive amount has also been reported as 2024 compensation for Mr. Prising in the Summary Compensation Table, as well as in the Grants of Plan-Based Awards Table.

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COMPENSATION tables

(5)
The value of stock options is illustrated here by measuring the difference between the closing stock price on December 31, 2024 ($57.72), the last trading day of 2024, and the exercise price of each unvested stock option held by Mr. Prising on such date. As of such date, the exercise price of each unvested option exceeded the closing stock price, resulting in the options being valued at zero dollars.
(6)
The value of PSUs is illustrated here by measuring the value of the number of shares payable under outstanding awards (2022, 2023, and 2024 grants) using the closing stock price on December 31, 2024 ($57.72). In the case of a change of control, the payout is shown based on the number of shares earned based on actual performance for the 2022 award and assuming the Committee would determine the amount of shares earned relating to the 2023 and 2024 awards will equal the target award. In the case of a death or disability, the payout is shown based on the target awards. In the case of retirement, the prorated award payout is shown based on actual performance for the 2022 award and assuming target level performance for 2023 and 2024 awards, where the 2023 and 2024 awards are prorated based on the number of months of the performance period completed as of December 31, 2024. A full payout would only be applicable in the case of a retirement where the Committee had approved a succession plan and no such succession plan was approved for Mr. Prising as of the date hereof.
(7)
The value of any unvested RSUs is illustrated here by measuring the value of the number of shares payable under unvested awards using the closing stock price on December 31, 2024 ($57.72).

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COMPENSATION tables

Post-Termination and Change of Control Benefits

John T. McGinnis, CFO

ELEMENT	DEATH($) or DISABILITY($)	INVOLUNTARY TERMINATION OR GOOD REASON – NO COC ($)	DOUBLE TRIGGER (COC+ TERMINATION) ($)(1)	RETIREMENT ($)(2)

Severance Payment(3)	—	1,538,306	4,839,895	—

Prorated Incentive(4)	846,068	351,580	846,068	—

Options(5)	—	—	—	—

PSUs(6)	3,879,650	—	3,879,650	—

RSUs(7)	2,586,491	—	2,586,491	—

Health Benefits	—	33,486	51,341	—

Outplacement	—	25,000	25,000	—

Total	7,312,209	1,948,372	12,228,445	—

(1)
The “double trigger” column calculates the amounts earned upon an involuntary termination (other than for cause) or a voluntary termination for good reason that occurs during a protected period (generally, six months prior to a change of control) or within the two-year period following a change of control.
(2)
As of December 31, 2024, in the table above, Mr. McGinnis’ awards were not eligible for retirement treatment.
(3)
The amount of the severance payment under Mr. McGinnis’ severance agreement is equal to the sum of his annual base salary at the highest rate in effect during the terms of the agreement (here, $769,153) and his target bonus for the year of the termination (here, $846,068). In the case of involuntary termination (other than for cause) or voluntary termination for good reason, the severance payment is limited to a maximum of two times Mr. McGinnis’ annual base salary. In a double-trigger scenario, the amount his severance payment is multiplied by three.
(4)
In the case of his involuntary termination (other than for cause) or voluntary termination for good reason, the amount of the prorated incentive payable to Mr. McGinnis under his severance agreement is based on the actual incentive earned for 2024 for the financial objectives and the target amount for the Strategic KPIs. In the event of death, disability, or certain terminations following a change of control, the prorated incentive payable to him is based on the target incentive for the year of termination. No proration has been applied here as this table illustrates the effect of such a termination on December 31, 2024, immediately before the incentive was earned, so as not to understate the potential value of the benefit upon the applicable termination of employment. Note that an incentive amount has also been reported as 2024 compensation for Mr. McGinnis in the Summary Compensation Table, as well as in the Grants of Plan-Based Awards Table.
(5)
The value of stock options is illustrated here by measuring the difference between the closing stock price on December 31, 2024 ($57.72), the last trading day of 2024, and the exercise price of each unvested stock option held by Mr. McGinnis on such date. As of such date, the exercise price of each unvested option exceeded the closing stock price, resulting in the options being valued at zero dollars.
(6)
The value of PSUs is illustrated here by measuring the value of the number of shares payable under outstanding awards (2022, 2023, and 2024 grants) using the closing stock price on December 31, 2024 ($57.72). In the case of a change of control, the payout is shown based on the number of shares earned based on actual performance for the 2022 award and assuming the Committee would determine the amount of shares earned relating to the 2023 and 2024 awards will equal the target award. In the case of a death or disability, the payout is shown based on the target awards.
(7)
The value of any unvested RSUs is illustrated here by measuring the value of the number of shares payable under unvested awards using the closing stock price on December 31, 2024 ($57.72).

64	2025 Proxy Statement

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COMPENSATION tables

Post-Termination and Change of Control Benefits

Michelle S. Nettles, Chief People & Culture Officer

ELEMENT	DEATH($) or DISABILITY($)	INVOLUNTARY TERMINATION OR GOOD REASON –NO COC ($)	DOUBLE TRIGGER (COC+ TERMINATION) ($)(1)	RETIREMENT ($)(2)

Severance Payment(3)	—	1,110,000	2,220,000	—

Prorated Incentive(4)	510,000	211,500	510,000	—

Options(5)	—	—	—	—

PSUs(6)	1,693,620	—	1,693,620	—

RSUs(7)	1,129,061	—	1,129,061	—

Health Benefits	—	25,766	39,513	—

Outplacement	—	25,000	25,000	—

Total	3,332,681	1,372,266	5,617,194	—

(1)
The “double trigger” column calculates the amounts earned upon an involuntary termination (other than for cause) or a voluntary termination for good reason that occurs during a protected period (generally, six months prior to a change of control) or within the two-year period following a change of control.
(2)
As of December 31, 2024, in the table above, Ms. Nettles’ awards were not eligible for retirement treatment.
(3)
The amount of the severance payment under Ms. Nettles severance agreement is equal to her annual base salary at the highest rate in effect during the term of the agreement (here, $600,000) and her target bonus for the year of the termination (here, $510,000). In a double-trigger scenario, the amount of her severance payment is multiplied by two.
(4)
In the case of her involuntary termination (other than for cause) or voluntary termination for good reason, the amount of the prorated incentive payable under Ms. Nettles severance agreement is based on the actual incentive earned for 2024 for the financial objectives and the target amount for the Strategic KPIs. In the event of death, disability, or certain terminations following a change of control, the prorated incentive payable to her is based on the target incentive for the year of termination. No proration has been applied here as this table illustrates the effect of such a termination on December 31, 2024, immediately before the incentive was earned, so as not to understate the potential value of the benefit upon the applicable termination of employment. Note that an incentive amount has also been reported as 2024 compensation for Ms. Nettles in the Summary Compensation Table, as well as in the Grants of Plan-Based Awards Table.
(5)
The value of stock options is illustrated here by measuring the difference between the closing stock price on December 31, 2024 ($57.72), the last trading day of 2024, and the exercise price of each unvested stock option held by Ms. Nettles on such date. As of such date, the exercise price of each unvested option exceeded the closing stock price, resulting in the options being valued at zero dollars.
(6)
The value of PSUs is illustrated here by measuring the value of the number of shares payable under outstanding awards (2022, 2023, and 2024 grants) using the closing stock price on December 31, 2024 ($57.72). In the case of a change of control, the payout is shown based on the number of shares earned based on actual performance for the 2022 award and assuming the Committee would determine the amount of shares earned relating to the 2023 and 2024 awards will equal the target award. In the case of a death or disability, the payout is shown based on the target awards.
(7)
The value of any unvested RSUs is illustrated here by measuring the value of the number of shares payable under unvested awards using the closing stock price on December 31, 2024 ($57.72).

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COMPENSATION tables

As previously disclosed, ManpowerGroup entered into a Transition and Retirement Agreement with Mr. Buchband on December 17, 2024 (the “Transition Agreement”). Under the Transition Agreement, in connection with ManpowerGroup’s reallocation of certain duties and responsibilities among its key executives (which included the elimination of his position), Mr. Buchband agreed to retire from his role as Senior Vice President, General Counsel and Secretary effective as of December 31, 2024 and to remain employed as a special advisor until February 28, 2025. The Committee determined this to be similar to a voluntary termination for good reason under his prior severance agreement. Accordingly, ManpowerGroup entered into the Transition Agreement with Mr. Buchband which superseded the severance agreement that was previously in place between Mr. Buchband and ManpowerGroup but preserved the restrictive covenants (including the non-competition agreement) from the severance agreement. Under the Transition Agreement, Mr. Buchband agreed to continue to perform transition services for ManpowerGroup and receive his base salary through the retirement date and he received an RSU grant in February 2025 with a grant date fair value of $1.12 million. In addition, pursuant to the Transition Agreement, the committee approved full retirement vesting of his PSU awards (based on actual performance at the end of the performance periods) consistent with the terms of such PSU awards where a succession plan for his role was approved. The benefits under the Transition Agreement were similar in total value to those that would have been provided to Mr. Buchband upon a voluntary termination for good reason under his previous severance agreement and such benefits were conditioned on the execution of a release by Mr. Buchband in favor of the Company, similar to the conditions required for benefits under his prior severance agreement. In the event of Mr. Buchband’s death, disability, or involuntary termination without Cause (defined in the same manner as under the severance agreement) prior to his agreed retirement date on February 28, 2025 under the Transition Agreement, Mr. Buchband would have been entitled to the same benefits under the Transition Agreement as if he had continued employment as a special advisor until February 28, 2025.

The table below illustrates the benefits paid to Mr. Buchband in connection with his Transition Agreement, as well as the potential benefits that were payable to him upon his earlier termination of employment if one had occurred on December 31, 2024. All stock price assumptions are shown as of December 31, 2024 for consistency purposes. Mr. Buchband did retire on February 28, 2025 pursuant to the procedures of the Transition Agreement and therefore received the benefits listed under the column entitled "Good Reason Termination Pursuant to Transition Agreement” below.

Transition Agreement Benefits for Richard Buchband

ELEMENT	DEATH, DISABILITY, or INVOLUNTARY TERMINATION ($)	GOOD REASON TERMINATION PURSUANT TO TRANSITION AGREEMENT ($)	TERMINATION FOR CAUSE ($)	VOLUNTARY RETIREMENT NOT UNDER TRANSITION AGREEMENT ($)

Transition RSU Grant	1,120,000	1,120,000	—	—

Prorated Incentive(1)	172,000	172,000	—	172,000

Options(2)	—	—	—	—

PSUs(3)	1,158,787	1,158,787	—	674,304

Outstanding RSUs(4)	862,106	862,106	—	862,106

Total	3,312,893	3,312,893	—	1,708,410

(1)
This is the actual annual incentive award for 2024. Note that an incentive amount has also been reported as 2024 compensation for each NEO in the Summary Compensation Table, as well as in the Grants of Plan-Based Awards Table. While no proration has been applied, the full incentive has been shown the effect of such a termination on December 31, 2024, immediately before the incentive was earned, so as not to understate the potential value of the benefit upon the applicable termination of employment.
(2)
The value of stock options is illustrated here by measuring the difference between the closing stock price on December 31, 2024 ($57.72), the last trading day of 2024, and the exercise price of any unvested stock option held by Mr. Buchband on such date. As of such date, the exercise price of each unvested option exceeded the closing stock price, resulting in the options being valued at zero dollars.
(3)
The value of PSUs is illustrated here by measuring the value of the number of shares payable under outstanding awards (2022, 2023, and 2024 grants) using the closing stock price on December 31, 2024 ($57.72). In the case of an involuntary termination, death or disability, or approved termination under the Transition Agreement, the payout is shown based on the number of shares earned based on actual performance for the 2022 award and assuming the Committee would determine the amount of shares earned relating to the 2023 and 2024 awards will equal the target award, with no proration. In the case of a voluntary retirement by Mr. Buchband not covered under the Transition Agreement, the payout shown was calculated in a similar manner, but was prorated based on the number of months of the performance period completed as of December 31, 2024.
(4)
The value of any unvested RSUs is illustrated here by measuring the value of the number of shares payable under unvested awards using the closing stock price on December 31, 2024 ($57.72).

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Compensation Policies and Practices as They Relate to Risk Management

Members of the Company’s senior management team have considered and discussed the Company’s compensation policies and practices and specifically whether these policies and practices create risks that are reasonably likely to have a material adverse effect on ManpowerGroup. Management has also discussed this issue with the people, culture and compensation committee and has determined there are no risks arising from our compensation policies and practices that are reasonably likely to have a material adverse effect on ManpowerGroup.

As ManpowerGroup operates in various countries around the world, we have several incentive plans. Our plans use various financial performance growth metrics, generally relating to profitability. As a result, there is no common incentive metric driving behavior that is used company wide. We also have controls in place that mitigate any impact these plans might have on us as follows:

•
In general, each of our incentive plans has a threshold, target and outstanding payout level, which is not material to the Company, that is earned based on the results of the financial metrics.
•
The annual incentive and PSU awards are capped at a maximum level such that employees cannot receive a bonus that is significant enough to create a significant risk to the Company.
•
We have multiple financial metrics under the annual incentive which focus on company-wide and segment-wide goals and objectives, and the results of those metrics are reviewed and approved at multiple levels in the Company.
•
There is an approval process of the various incentive plans in each country, which are approved by the general manager and financial manager in the respective country to ensure the growth metrics are based on that respective country’s performance.
•
Each of the NEOs is subject to stock ownership guidelines.
•
We have adopted a clawback policy applicable to our NEOs as well as certain other senior leaders, adhering to the rules of the Securities and Exchange Commission (SEC) and the listing standards of the New York Stock Exchange (NYSE). In addition, we have adopted a more narrow broad-based compensation recovery policy applicable to all other employees.
•
We do not permit executives to engage in short-selling of ManpowerGroup securities or trading in puts and calls on ManpowerGroup securities.
•
We do not permit our NEOs to pledge shares of our common stock.

Based on the above factors, we do not believe our compensation policies and practices create risks that are reasonably likely to have a material adverse effect on ManpowerGroup.

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CEO Pay Ratio

In accordance with the requirements of Item 402(u) of Regulation S-K, we have calculated a CEO Pay Ratio for 2024. This ratio is a reasonable estimate, calculated as described below.

Measurement Date

We utilized a measurement date of October 1, 2023, which reflects an employee population of approximately 500,000 individuals worldwide as of the measurement date. It is important to note that 95% of this population comprises our “associates” — these are the employees on assignment that day with our clients within the approximately 75 countries and territories in which we operated in 2023. A majority of such assignments are temporary in nature, of different types and durations, which leads to considerable variation in our employee population on a daily basis. In accordance with Item 402(u), our employee population includes both our associates and the remaining 5% of our employees who represent our “permanent” (full- and part-time) staff.

Consistently Applied Compensation Measure

For each of these individuals, compensation was calculated based on total taxable earnings as defined in their home country’s payroll systems. Consistent with SEC rules, we annualized this number for part-time and full-time employees who were employed for less than the full year in 2023, but not for our associates whose positions are seasonal or temporary in nature. The individual who was our median employee for our calculation in 2024 is no longer employed by us. In accordance with Item 402(u), we determined that there was another similarly compensated individual as the 2024 median employee, and we have used that individual as the median employee for the calculations. We believe we have not had any significant changes to our employee population or our employee compensation arrangements since last year and we believe the selection of this individual as our median employee does not result in a significant change to our pay ratio disclosure. The median employee identified for 2024 is an associate in Poland whose total annual compensation was calculated in accordance with the requirements of the Summary Compensation Table as being $12,515. When calculated against Mr. Prising’s compensation for 2024 of $12,939,374 as reflected in the Summary Compensation Table, it yields a CEO Pay Ratio of 1,034:1.

Calculation Excluding Associates

Supplementally, we have again calculated a CEO pay ratio excluding our associates for 2024. As noted above, most of the individuals who are counted as “employees” under Item 402(u) are in fact associates who are performing work for our clients on a temporary basis. For this supplemental calculation, our median employee as of the measurement date was an individual in France whose annualized total compensation was $39,673 for 2024. Under this calculation, the CEO pay ratio is 326:1. We believe this is a more representative indication of how our CEO pay compares to that of our workforce.

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Pay versus Performance

The following table sets forth the compensation for our Chief Executive Officer and the average compensation for our other named executive officers ("NEOs"), both as reported in the Summary Compensation Table ("SCT") and with certain adjustments to reflect the “compensation actually paid” ("CAP") to such individuals, as defined under SEC rules, for each of 2024, 2023, 2022, 2021 and 2020. The table also provides information on our cumulative total shareholder return (“TSR”), the cumulative TSR of our peer group, Net Income and Adjusted EBITA Margin Percent over such years in accordance with SEC rules.

Pay versus Performance Table

					Value of Initial Fixed $100 Investment Based On:

Year	Summary Compensation Table ("SCT") Total for CEO(1)	Compensation Actually Paid to CEO(2)	Average Summary Compensation Table for Non-CEO NEOs(1)	Average Compensation Actually Paid to Non-CEO NEOs(2)	ManpowerGroup Total Shareholder Return	S&P 1500 Human Resources and Employment Services Total Shareholder Return(3)	Net Income(4) ($000)	Adjusted EBITA Margin Percent(5)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2024	$12,939,374	$3,259,683	$2,794,606	$937,761	$70.33	$143.93	$145,100	2.26%
2023	$12,712,353	$9,520,807	$2,693,035	$2,127,860	$92.56	$121.22	$88,800	2.62%
2022	$13,123,985	$3,873,368	$4,202,631	$2,336,378	$93.08	$113.87	$373,800	3.51%
2021	$18,787,835	$30,986,274	$3,902,692	$5,936,072	$105.53	$152.43	$382,400	3.10%
2020	$11,903,571	$6,028,110	$2,400,468	$1,512,063	$95.47	$100.85	$23,800	2.20%

(1) Compensation for our CEO, Jonas Prising, reflects the amounts reported in the “Summary Compensation Table” for the respective years. Average compensation for non-CEOs includes the following NEOs: John McGinnis, Michelle Nettles, and Richard Buchband.

(2) Compensation “actually paid” for the CEO and average compensation “actually paid” for our non-CEOs in each of 2024, 2023, 2022, 2021 and 2020 reflects the respective amounts set forth in columns (b) and (d) of the table above, adjusted as set forth in the tables below, as determined in accordance with SEC rules. The dollar amounts reflected in columns (b) and (d) of the table above do not reflect the actual amount of compensation earned by or paid to the CEO and our other NEOs during the applicable year. For information regarding the decisions made by our people, culture and compensation committee in regard to the CEO’s and our other NEOs’ compensation for fiscal year 2024, see the "Compensation Discussion and Analysis" section of this Proxy Statement.

CEO SCT Total to CAP Reconciliation:

CEO: Mr. Prising	2024	2023	2022	2021	2020

Total Compensation as reported in SCT	$12,939,374	$12,712,353	$13,123,985	$18,787,835	$11,903,571

Subtract grant date fair value of equity awards granted during fiscal year reported in SCT	$(10,654,547)	$(10,400,015)	$(10,000,045)	$(14,000,045)	$(10,000,012)

Add fair value of equity compensation granted and unvested in current year – value at year-end	$6,689,769	$8,021,263	$7,316,198	$25,650,278	$9,176,116

Add dividends accrued on unvested shares/share units	$834,604	$950,508	$356,656	$164,080	$131,390

Add/subtract change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	$(5,331,826)	$(2,546,612)	$(4,469,463)	$212,830	$(3,943,945)

Add/subtract change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	$(1,217,691)	$783,310	$1,955,816	$171,296	$(621,509)

Subtract fair value of forfeited awards determined at end of prior year for awards made in prior fiscal years that were forfeited during current fiscal year	$—	$—	$(4,409,779)	$—	$(617,501)

Compensation Actually Paid to CEO	$3,259,683	$9,520,807	$3,873,368	$30,986,274	$6,028,110

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PAY VERSUS PERFORMANCE

Average Non-CEO SCT Total to CAP Reconciliation:

Non-CEO NEOs (Average)	2024	2023	2022	2021	2020

Total Compensation as reported in SCT	$2,794,606	$2,693,035	$4,202,631	$3,902,692	$2,400,468

Subtract grant date fair value of equity awards granted during fiscal year reported in SCT	$(1,844,058)	$(1,750,006)	$(3,000,006)	$(2,240,139)	$(1,600,079)

Add fair value of equity compensation granted and unvested in current year – value at year-end	$1,157,848	$1,349,736	$2,229,006	$4,104,263	$1,468,252

Add dividends accrued on unvested shares/share units	$178,729	$191,332	$96,802	$32,353	$37,362

Add/subtract change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	$(1,154,522)	$(471,350)	$(728,235)	$48,243	$(614,567)

Add/subtract change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	$(194,842)	$115,113	$241,767	$88,660	$(104,606)

Subtract fair value of forfeited awards determined at end of prior year for awards made in prior fiscal years that were forfeited during current fiscal year	$—	$—	$(705,587)	$—	$(74,767)

Compensation Actually Paid to Non-CEO NEOs	$937,761	$2,127,860	$2,336,378	$5,936,072	$1,512,063

(3) TSR is cumulative (assuming $100 was invested on December 31, 2019) for the measurement periods beginning on December 31, 2019 and ending on December 31 of each of 2024, 2023, 2022, 2021 and 2020, respectively, calculated in accordance with Item 201(e) of Regulation S-K. The peer group for purposes of this table is the same as for the Shareholder Return Performance Presentation of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. Historic stock price performance is not necessarily indicative of future stock performance.

(4) Reflects “Net Income” in the Company’s Consolidated Statements of Income included in the Company’s Annual Reports on Form 10-K for each of the years ended December 31, 2024, 2023, 2022, 2021 and 2020.

(5) Adjusted EBITA Margin Percent is the financial measure from the tabular list of Company Performance Metrics below which in the Company’s assessment represents the most important financial measure used by the Company to link compensation and performance. Adjusted EBITA Margin Percent as used in this Proxy Statement is a non-GAAP financial measure. Refer to page 47 for further discussion on this measure, and page 33 for a reconciliation of Adjusted EBITA Margin Percent to the most directly comparable GAAP measure.

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PAY VERSUS PERFORMANCE

Most Important Financial Performance Measures

The unranked list below represents ManpowerGroup's most important measures used to link compensation to performance:

Company Performance Metrics(1)

• Adjusted EBITA Margin Percent	• Return on Invested Capital
• Adjusted EPS	• Revenue
• Strategic KPIs

(1) For further information regarding these company performance metrics and their function in the Company's executive compensation program, please see the "Compensation Discussion and Analysis" section of this Proxy Statement.

Relationship between CAP and Company Performance

Below are graphs showing the relationship of compensation "actually paid” to our Chief Executive Officer and other NEOs in 2024, 2023, 2022, 2021 and 2020 to (1) TSR of both ManpowerGroup and the S&P 1500 Human Resources & Employment Services (HRES) Index, (2) our net income and (3) our EBITA Margin.

Compensation "actually paid,” as required under SEC rules, reflects adjusted values to unvested and vested equity awards during the years shown in the table based on year-end stock prices, various accounting valuation assumptions, and projected performance modifiers but does not reflect actual amounts paid out for those awards. CAP generally fluctuates due to stock price achievement and varying levels of projected and actual achievement of performance goals. For a discussion of how our people, culture and compensation committee assessed the Company’s performance and our NEO’s pay each year, see “Compensation Discussion and Analysis” in this proxy statement and in the proxy statements for 2023, 2022, 2021 and 2020.

CAP vs. TSR

As shown in the chart below, the CEO and other NEOs’ CAP amounts are generally aligned with the Company’s TSR. CAP was lowest in years with negative TSR (2020, 2022, and 2024), while CAP was directionally higher in 2023 with flat TSR and highest in 2021 with positive TSR.

Compensation Actually Paid vs. TSR
Compensation Actually Paid
TSR (Value of $100 Investment)
$35M
$30M
$25M
$20M
$15M
$10M
$5M
$M
$160
$150
$140
$130
$120
$110
$100
$90
$80
$70
$60
2020
2021
2022
2023
2024
$6.0 M
$1.5 M
$31.0 M
$5.9 M
$3.9 M
$2.3 M
$9.5 M
$2.1 M
$3.3 M
$0.9 M
$100.85
$152.43
$113.87
$121.22
$143.93
$95.47
$105.53
$93.08
$92.56
$70.33
CEO CAP
Non-CEO NEOs CAP
ManpowerGroup TSR
HRES TSR

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PAY VERSUS PERFORMANCE

CAP vs. Net Income

The Company’s Net Income rebounded in 2024, but was still less than what was achieved in 2021. CAP for the CEO and NEOs was lower than any of the previous four years.

Compensation Actually Paid vs. Net Income
Compensation Actually Paid
Net Income
$35M
$30M
$25M
$20M
$15M
$10M
$5M
$M
$450 M
$400 M
$350 M
$300 M
$250 M
$200 M
$150 M
$100 M
$50 M
$ M
$6.0 M
$1.5 M
$24 M
$31.0 M
$5.9 M
$382 M
$3.9 M
$2.3 M
$374 M
$9.5 M
$2.1 M
$89 M
$3.3 M
$0.9 M
$145 M
2020
2021
2022
2023
2024
CEO CAP
Non-CEO NEOs CAP
Net Income

CAP vs. Company Selected Measure

The Company’s Adjusted EBITA Margin Percent decreased in 2024, which aligns with the CEO's and Non-CEO NEOs' CAP decreasing year-over-year.

Compensation Actually Paid vs. Adjusted EBITA Margin Percent
Compensation Actually Paid
Adjusted EBITA Margin Percent
$35M
$30M
$25M
$20M
$15M
$10M
$5M
$M
3.60%
3.40%
3.20%
3.00%
2.80%
2.60%
2.40%
2.20%
2.00%
$6.0 M
$1.5 M
2.20%
$31.0 M
$5.9 M
3.10%
$3.9 M
$2.3 M
3.51%
$9.5 M
$2.1 M
2.62%
$3.3 M
$0.9 M
2.26%
2020
2021
2022
2023
2024
CEO CAP
Non-CEO NEOs CAP
Adjusted EBITA Margin Percent

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Audit Committee Report

Charter and Responsibilities

We have an audit committee that consists entirely of independent directors, each of whom meets the independence requirements set forth by the New York Stock Exchange and the SEC. The board of directors has adopted a charter for the audit committee, which is available on our website at http://investor.manpowergroup.com/governance. The charter sets forth the responsibilities and authority of the audit committee with respect to our independent auditors, quarterly and annual financial statements, non-audit services, internal audit and accounting, risk assessment and risk management, business conduct and ethics, special investigations, use of advisors and other reporting and disclosure obligations, including the audit committee’s obligations in monitoring the Company’s compliance with its code of business conduct and ethics as well as its policies and procedures regarding anti-corruption. The committee reviews its charter on a periodic basis and recommends updates as necessary.

2024 Activity

In 2024, the audit committee met four times. Over the course of these meetings, the audit committee met with our chief financial officer, other senior members of the finance department, senior members of the IT department, the chairperson of our disclosure committee, the head of internal audit, our chief legal officer and our independent auditors. During these meetings, the audit committee reviewed and discussed, among other things:

•
our financial statements for full year 2023 and each of the first three quarters of 2024, including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations;”
•
our compliance with and reporting under Section 404 of the Sarbanes-Oxley Act of 2002 and the related auditing standards;
•
the independent auditors’ material written communications with management;
•
our annual internal and external audit plans and the internal and external staffing resources available to carry out our audit plans;
•
internal audit results;
•
our enterprise risk management framework, including financial and operational risks;
•
certain risk matters including the Company’s risk profile, data privacy risk, and technology and cybersecurity risk;
•
the impact of new accounting pronouncements;
•
current tax matters affecting us, including reporting compliance, audit activity and tax planning;
•
litigation and regulatory matters;
•
our compliance with our code of business conduct and ethics, our anti-corruption policy, and our policy on gifts, entertainment and sponsorships;
•
our compliance with our Policy Regarding the Retention of Former Employees of Independent Auditors and Independent Auditor Services Policy; and
•
a self-evaluation of the committee.

The audit committee met three times in private session with Deloitte & Touche LLP ("Deloitte") and met three times in private session with the head of internal audit. The purpose of the private sessions is to allow the participants to raise any concerns they may have and to discuss other topics in a confidential setting.

In addition to the meetings discussed above, the chair of the audit committee, and any other audit committee member or other member of the board of directors who desired or was requested to participate, reviewed with management and our independent auditors our financial results prior to the quarterly release of earnings.

Fiscal Year 2024 Financial Statements

In February 2025, the independent auditors and members of senior management reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024 with the audit committee, together with our disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” This discussion included, among other things:

•
critical accounting policies and practices used in the preparation of our financial statements;
•
our judgmental reserves;
•
the effect of regulatory and accounting pronouncements on our financial statements, including the adoption of significant accounting standards;

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audit committee report

•
confirmation that there were no unrecorded material audit adjustments proposed by the independent auditors;
•
confirmation that there were no matters of significant disagreement between management and the independent auditors arising during the audit;
•
critical audit matters disclosed in the independent auditors’ opinion;
•
other matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC;
•
other matters required to be discussed by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence; and
•
matters relating to Section 404 of the Sarbanes-Oxley Act, including the management report on internal control over financial reporting for 2024 and the independent auditors’ report with respect to the effectiveness of our internal control over financial reporting and management’s assessment of the effectiveness of our internal control over financial reporting.

At this meeting, the audit committee met in separate private sessions with the independent auditors, the head of internal audit and management.

In reliance on these reviews and discussions, and the report of the independent auditors, the audit committee has recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024.

The audit committee has also received the written disclosures and confirmation from Deloitte required by PCAOB Ethics and Independence Rule 3526 and discussed with Deloitte their independence. In particular, at each regular meeting during 2024 and at the meeting in February 2025 the audit committee reviewed and discussed the non-audit services provided by Deloitte to us as described below. The audit committee has considered whether the provision of the non-audit services is compatible with the independence of Deloitte and satisfied itself as to the auditor’s independence. The audit committee believes that Deloitte has been objective and impartial in conducting the 2024 audit and believes that the provision of these services has not adversely affected the integrity of our audit and financial reporting processes.

In performing all of the functions described above, the audit committee acts only in an oversight capacity. The audit committee does not complete its reviews of the matters described above prior to our public announcements of financial results and, necessarily, in its oversight role, the audit committee relies on the work and assurances of our management, which has the primary responsibility for our financial statements and related reports and internal control over financial reporting, and of the independent auditors, who, in their report, express an opinion on the conformity of our annual financial statements to accounting principles generally accepted in the United States and on the effectiveness of our internal control over financial reporting.

The Audit Committee

John F. Ferraro, Chair

Jean-Philippe Courtois

Patricia Hemingway Hall

Ulice Payne, Jr.

Paul Read

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Fees Billed by Deloitte

This table presents fees for professional audit and other services billed by Deloitte and related entities for 2024 and 2023, which consist of the following:

Year ended December 31,	2024	2023
Audit Fees	$8,392,000	$8,170,000
Audit-Related Fees	$171,000	$152,000
Tax Fees	$1,067,000	$810,000
All Other Fees	–	–
Total	$9,630,000	$9,132,000

Audit Fees

These amounts represent the aggregate fees billed by Deloitte for the audit of our financial statements and attestation of our certification of our internal control over financial reporting for 2024 and 2023, respectively, and the review of the financial statements included in our Quarterly Reports on Form 10-Q for each year, all of which were approved by the audit committee.

Audit-Related Fees

These amounts consist of assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements or internal control over financial reporting. For 2024, these services included certifications and attestation reports related to certain financial and non-financial information for specific client requirements and government subsidies for certain of our foreign subsidiaries and sustainability advisory services related to advice and recommendations regarding management's sustainability program. For 2023, these services included certifications and attestation reports related to certain financial and non-financial information for specific client requirements and government subsidies for certain of our foreign subsidiaries and other miscellaneous services.

Tax Fees

Tax fees generally consist of tax compliance and return preparation and tax planning and advice. For 2024, these services included U.S. federal, state, local and international tax research and consultation services, services related to U.S. foreign tax credit and expense apportionment research and consultation and tax compliance and transfer pricing services. For 2023, these services included U.S. federal, state, local and international tax research and consultation services, services related to U.S. foreign tax credit and expense apportionment research and consultation and tax compliance and transfer pricing services.

All Other Fees

All other fees consist of permitted services other than those that meet the criteria above. There were no other fees incurred for 2024 and 2023.

Independent Auditor Services Policy

We have an Independent Auditor Services Policy that we review on an annual basis. The policy sets forth the types of services that we may and may not engage our auditors to provide, the approval requirements for permitted services and related disclosure and reporting standards. A copy of the policy is available on our website at http://investor.manpowergroup.com/governance. Each of the services described under the headings “Audit-Related Fees” and “Tax Fees” was approved during 2024 and 2023 in accordance with the policy.

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Security Ownership of Certain Beneficial Owners

The following table lists as of the record date (except as noted below) information as to the persons believed by us to be beneficial owners of more than 5% of our outstanding common stock:

NAME AND ADDRESS OF BENEFICIAL OWNERS	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP		PERCENT OF CLASS(1)

Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, PA 19355	6,912,219	(2)	14.79%

BlackRock, Inc. 50 Hudson Yards New York, NY 10001	4,198,498	(3)	8.98%

Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746	2,434,075	(4)	5.21%

(1) Based on 46,740,198 shares of common stock outstanding as of the record date.

(2) This information is based on a Schedule 13G filed on February 13, 2024. According to this Schedule 13G, these securities are owned by various individual and institutional investors for which Vanguard Group, Inc. (“Vanguard”) serves as investment advisor. Vanguard has shared voting power with respect to 29,618 shares held, sole dispositive power with respect to 6,827,824 shares held and shared dispositive power with respect to 84,395 shares held.

(3) This information is based on a Schedule 13G filed on February 7, 2025 by BlackRock, Inc. on its behalf and on behalf of its following affiliates:

BlackRock (Netherlands) B.V., BlackRock Advisors (UK) Limited, BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Asset Management Schweiz AG, BlackRock Financial Management, Inc., BlackRock Fund Advisors, BlackRock Fund Managers Ltd, BlackRock Institutional Trust Company, National Association, BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Limited, BlackRock Investment Management, LLC, and BlackRock Life Limited. According to this Schedule 13G, these securities are owned of record by BlackRock, Inc. BlackRock, Inc. has sole voting power with respect to 4,027,238 shares held and sole dispositive power with respect to 4,198,498 shares held.

(4) This information is based on a Schedule 13G filed on October 31, 2024. According to this Schedule 13G, Dimensional Fund Advisors LP (“DFA”) has sole voting power with respect to 2,372,457 shares and sole dispositive power with respect to 2,434,075 shares. DFA is a registered investment adviser to four investment companies and serves as investment manager or sub-adviser to various other clients (collectively, the “Funds”). In these roles, DFA or its subsidiaries (collectively, “Dimensional”) may possess voting and/or investment power over the securities of the issuer that are owned by the Funds, and may be deemed to be the beneficial owner of such shares. Dimensional disclaims beneficial ownership of such securities.

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Beneficial Ownership of Directors and Executive Officers

Set forth in the table below, as of February 21, 2025, are the shares of ManpowerGroup common stock beneficially owned by each director and nominee, each of the executive officers named in the table under the heading “Summary Compensation Table,” and all directors and executive officers of ManpowerGroup as a group and the shares of ManpowerGroup common stock that could be acquired within 60 days of February 21, 2025 by such persons.

NAME OF BENEFICIAL OWNER	COMMON STOCK BENEFICIALLY OWNED(1)(3)	RIGHT TO ACQUIRE COMMON STOCK(1)(2)	PERCENT OF CLASS

Jonas Prising	976,718	496,700	2.1%

Richard Buchband	68,412	42,907	*

Jean-Philippe Courtois	4,250	—	*

John F. Ferraro	11,009	—	*

William P. Gipson	—	—	*

Patricia Hemingway Hall	21,659	—	*

Julie M. Howard	4,085	—	*

John T. McGinnis	223,263	140,196	*

Michelle S. Nettles	65,948	30,570	*

Ulice Payne, Jr	11,970	—	*

Muriel Pénicaud	—	—	*

Paul Read	21,409	—	*

Elizabeth P. Sartain	33,456	—	*

Michael J. Van Handel	18,508	—	*

All directors and executive officers as a group (14 persons)	1,460,687	710,373	3.1%

* Less than 1% of outstanding shares.

(1) Except as indicated below, all shares shown in this column are owned with sole voting and dispositive power. Amounts shown in the Right to Acquire Common Stock column are also included in the Common Stock Beneficially Owned column.

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Beneficial Ownership of Directors and Executive Officers

The table additionally does not include vested shares of deferred stock, which will be settled in shares of ManpowerGroup common stock on a one-for-one basis, held by the following directors that were issued under the 2011 Equity Incentive Plan and the Terms and Conditions Regarding the Grant of Awards to Non-Employee Directors under the 2011 Equity Incentive Plan:

DIRECTOR	VESTED DEFERRED STOCK

Jean-Philippe Courtois	6,656

John F. Ferraro	16,004

William P. Gipson	15,021

Patricia Hemingway Hall	2,992

Julie M. Howard	24,843

Ulice Payne, Jr.	6,216

Muriel Pénicaud	4,764

Paul Read	1,573

Michael J. Van Handel	4,640

The table does not include 3,119 unvested shares of deferred stock, which will be settled in shares of ManpowerGroup common stock on a one-for-one basis, held by each of Mr. Courtois, Mr. Gipson, Ms. Howard, Mr. Payne, Ms. Pénicaud, and Mr. Van Handel that were issued under the 2011 Plan and the Terms and Conditions on January 1, 2025. These shares of deferred stock vest in equal quarterly installments during 2025.

(2) Common stock that may be acquired within 60 days of the record date through the exercise of stock options and the settlement of vested RSUs.

(3) Includes the following number of shares of unvested restricted stock as of the record date:

DIRECTOR	UNVESTED RESTRICTED STOCK

John Ferraro	3,119

Patricia Hemingway Hall	3,119

Paul Read	3,119

Elizabeth P. Sartain	3,119

The holders of the restricted stock have sole voting power with respect to all shares held and no dispositive power with respect to all shares held.

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1. Election of Directors

Our articles of incorporation provide that our board of directors will consist of three to fifteen members. Following the departure of Patricia Hemingway Hall at the 2025 annual meeting of shareholders, our board of directors will consist of ten members. All directors are elected annually to serve until the next annual meeting of shareholders and until the directors’ successors are duly elected and shall qualify.

The governance and sustainability committee considers candidates who are recommended by its members, by other board members, by shareholders, and by management, as well as those identified by third-party search firms retained to assist in identifying and evaluating possible candidates. The board of directors will appoint additional directors, in accordance with our articles of incorporation, based upon the recommendation of the governance and sustainability committee and subject to re-election by our shareholders at the next annual meeting of shareholders.

The following individuals are being nominated as directors, each for a one-year term expiring at the 2026 annual meeting of shareholders:

NAME	AGE	DIRECTOR SINCE	PRINCIPAL OCCUPATION

Jean-Philippe Courtois	64	2020	Former Executive Vice President, National Transformation Partnerships, Microsoft Corporation

John F. Ferraro	69	2016	Former Global Chief Operating Officer, Ernst & Young

William P. Gipson	67	2020	Former President, Enterprise Packaging Transformation, Procter & Gamble

Julie M. Howard	62	2016	Former Chief Executive Officer, Riveron Consulting, LLC.
			F
Ulice Payne, Jr.	69	2007	President and Managing Member, Addison-Clifton, LLC

Muriel Pénicaud	69	2022	Former Minister of Labor for France

Jonas Prising	60	2014	Chair and Chief Executive Officer, ManpowerGroup

Paul Read	58	2014	Former President and Chief Operating Officer, Ingram Micro, Inc.

Elizabeth P. Sartain	70	2010	Independent Human Resource Advisor and Consultant

Michael J. Van Handel	65	2017	Former Senior Executive Vice President, ManpowerGroup

The governance and sustainability committee reviewed the qualifications of the directors listed above who are seeking re-election and recommended to the board of directors that each be elected to serve for an additional one-year term. The board of directors has confirmed the nominations.

In accordance with our articles of incorporation and bylaws, a nominee will be elected as a director if the number of votes cast in favor of the election exceeds the number of votes cast against the election of that nominee. Abstentions and broker non-votes will not be counted as votes cast. If the number of votes cast in favor of the election of a director is less than the number of votes cast against the election of the director, the director is required to tender his or her resignation from the board of directors to the governance and sustainability committee. The governance and sustainability committee will recommend to the board of directors whether to accept or reject the tendered resignation or whether other action should be taken. Any such resignation will be effective only upon its acceptance by the board of directors. The board of directors will act on the recommendation of the governance and sustainability committee and publicly disclose its decision, and the rationale behind its decision, within 90 days from the date of the announcement of the final results of balloting for the election.

1:	The board of directors recommends you vote FOR the election of each of the nominees listed above, and your proxy will be so voted unless you specify otherwise.

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2. Ratification of Independent Auditors

The audit committee of the board of directors has appointed Deloitte & Touche LLP to audit our consolidated financial statements for the fiscal year ending December 31, 2025 and directed that such appointment be submitted to the shareholders for ratification. Deloitte & Touche LLP has audited our consolidated financial statements since the fiscal year ended December 31, 2005. Representatives of Deloitte & Touche LLP will be present at the annual meeting and have the opportunity to make a statement if they so desire and will also be available to respond to appropriate questions.

If the shareholders do not ratify the appointment of Deloitte & Touche LLP, the audit committee will take such action into account in reconsidering the appointment of our independent auditors for the fiscal year ending December 31, 2025.

The affirmative vote of a majority of the votes cast on this proposal shall constitute ratification of Deloitte & Touche LLP as our independent auditors for the fiscal year ending December 31, 2025. Abstentions and broker non-votes will not be counted as votes cast and, therefore, will have no impact on the approval of the proposal.

2:

The board of directors recommends you vote FOR the ratification of the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year ending

December 31, 2025, and your proxy will be so voted unless you specify otherwise.

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3. Advisory Vote on Approval of the Compensation of Named Executive Officers

The Company seeks your advisory vote on our executive compensation program and asks that you support the compensation of our named executive officers as disclosed in the “Compensation Discussion and Analysis” section and the accompanying tables contained in this Proxy Statement. We are providing this vote as required pursuant to Section 14A of the Securities Exchange Act of 1934. We are asking shareholders to approve the following resolution regarding our executive compensation program:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.

ManpowerGroup derives approximately 85% of its revenues from outside the United States, with the largest portions coming from the company’s operating segments in Southern Europe (46%), Northern Europe (19%) and Asia Pacific Middle East (12%). Our business is truly global in nature and complexity. Through our global network of over 2,100 offices in approximately 75 countries and territories, we put millions of people to work each year with our global, multinational and local clients across all major industry segments and provide a broad range of workforce solutions including recruitment and assessment, training and development, career management, outsourcing and workforce consulting.

To be successful, ManpowerGroup needs senior executives who have the capability and experience to operate effectively in this environment. A guiding principle of the company’s compensation program is to provide pay opportunities to the executive officers that are competitive in attracting and retaining executives of this caliber. Other key objectives of the program are to align compensation to shareholder interests and, as an element of that objective, to pay for results and not pay for failure.

Compensation packages for the executive officers generally include, as short-term arrangements, a base salary and an annual incentive bonus, and for long-term focus and value accumulation, PSUs, and RSUs. The use of stock options was discontinued in 2022. The annual incentive is earned based on achievement of goals established at the beginning of each year. Likewise, PSUs represent a right to receive shares of company common stock based on achievement of goals established at the time the PSUs are granted. For both, award opportunities are established for achievement at threshold, target and outstanding levels.

As noted above, a key objective of the compensation program is to align compensation to shareholder interests. The company’s compensation program addresses this objective on both a short-term basis and a long-term basis. Annual incentive awards are based on achievement of goals that are drivers of shareholder value and PSUs are earned based on EBITA Margin Percent, which aligns with how the Company measures performance and also focuses executive officers on the long-term profitability of the Company. Additionally, the PSUs granted in 2024 will be modified based on a relative TSR modifier where total shares earned upon vesting can be increased or decreased based on the Company's total shareholder return relative to a group of peer companies over the three-year performance period. Outstanding PSUs granted prior to 2024 may be modified within specified bounds based on whether strategic objectives have been achieved during the PSU performance period. In addition, during 2024, a substantial portion of the annual incentive award paid to the executive officers was based on achievement of earnings per share, return on invested capital and revenue for the year. Earnings per share focuses our executive officers on producing financial results that align with the interests of our shareholders, return on invested capital incentivizes our executive officers to manage our accounts receivable and other capital investments carefully in order to maximize capital deployed, and revenue keeps our NEOs focused on top-line growth, in addition to profitability.

Both the short-term and long-term components of the compensation program reflect the objective that senior executives should be paid for results and not paid for failure. The executive officers’ base salaries generally are at or below market median with a significant component of the annual cash opportunity based on the level of attainment of performance goals for the year. If the actual results fall short of the goals, as they did in 2024, the award level is correspondingly reduced or eliminated.

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advisory vote on approval of the compensation of named executive officers

As for the long-term components of the compensation program, the ultimate value received by an executive, through stock appreciation, will of course depend directly on the performance of the company. In addition, a significant component of the long-term compensation package consists of PSUs which are earned only to the extent the company achieves a pre-established level of performance tied to a designated performance metric, EBITA Margin Percent.

Approval of the company’s executive compensation policies and procedures requires that the number of votes cast in favor of the proposal exceeds the number of votes cast against it. Abstentions and broker non-votes will not be counted as votes cast. Because this shareholder vote is advisory, it will not be binding upon the board of directors. However, the people, culture and compensation committee will take into account the outcome of the vote when considering future executive compensation arrangements.

3:	The board of directors recommends that you vote FOR the proposal to approve the compensation of our named executive officers, and your proxy will be so voted unless you specify otherwise.

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Date, Time, and Place of Meeting

Date: May 2, 2025

Time: 9:00 a.m. CDT

Virtual Meeting Access: www.meetnow.global/MNQU5PD

This proxy statement and form of proxy were first made available to shareholders on or about March 6, 2025. This proxy statement relates to the solicitation of proxies by the board of directors of ManpowerGroup Inc. for the purposes set forth in this proxy statement and in the accompanying notice of annual meeting of shareholders.

Shareholders who execute proxies retain the right to revoke them at any time before the shares are voted by proxy during the meeting. A shareholder may revoke a proxy by delivering a signed statement to our Corporate Secretary at or prior to the annual meeting or by timely executing and delivering, by Internet, telephone, or mail, another proxy dated as of a later date.

Proxy Materials are Available on the Internet

Under rules adopted by the Securities and Exchange Commission, ManpowerGroup is making this proxy statement and other annual meeting materials available on the Internet instead of mailing a printed copy of these materials to each shareholder. Shareholders who receive a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail will not receive a printed copy of these materials. Instead, the Notice contains instructions as to how shareholders may access and review all of the important information contained in the materials on the Internet, including how shareholders may submit proxies by telephone or over the Internet. The Notice is being mailed to shareholders commencing on or about March 20, 2025.

If you received the Notice by mail and would prefer to receive a printed copy of ManpowerGroup’s proxy materials, please follow the instructions for requesting printed copies included in the Notice.

Participating in the Annual Meeting

This year’s annual meeting will be held over the web in a virtual meeting format. Conducting the meeting virtually will ensure shareholder participation and facilitate participation. ManpowerGroup shareholders as of the close of business on February 21, 2025 are entitled to attend and vote and ask questions at the annual meeting.

Shareholders can begin asking questions approximately five days in advance of the meeting as well as during the meeting by accessing the virtual meeting site. We will answer as many questions as possible during the live webcast Q&A session, as time permits. Only pertinent questions to the Company and the matters of the meeting will be answered. Any pertinent questions of the meeting that are not answered during the Annual Meeting will be addressed and posted to the Company’s website as soon as practical after the meeting.

Whether or not you participate in the virtual annual meeting, ManpowerGroup urges you to vote and submit your proxy in advance of the meeting.

ManpowerGroup shareholders can access the meeting at www.meetnow.global/MNQU5PD.

Registered Shareholders

If you are a registered shareholder, to attend and vote, follow the instructions on the meeting website and enter the control number found on your proxy card or notice, or email you received.

Beneficial Shareholders

If you are a beneficial shareholder, you must register in advance to attend and vote at the 2025 Annual Meeting. To register to attend you must submit proof of your proxy power (legal proxy) reflecting your ManpowerGroup Inc. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on April 29, 2025. You will receive a confirmation email from Computershare of your registration and will be issued a control number that will allow you to attend and vote at the Annual Meeting.

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soliciting proxies

Requests for registration should be directed to Computershare at the following:

By email: Forward the email from your broker granting you a Legal Proxy, or attach an image of your Legal Proxy, to legalproxy@computershare.com

By mail: Computershare

ManpowerGroup Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

A list of shareholders of record will be available during the virtual Annual Meeting for inspection by shareholders for any legally valid purpose related to the Annual Meeting at www.meetnow.global/MNQU5PD.

The annual meeting will begin promptly at 9:00 a.m. Central Time on Friday, May 2, 2025. We encourage you to access the meeting before it begins. Online check-in will start shortly before the meeting, and you should allow ample time for the check-in procedures. If you require technical assistance, a link on the meeting page will provide further assistance or you may call 1-800-874-1547.

Soliciting Proxies

The expense of this solicitation will be paid by us. No solicitation other than by mail and via the Internet is contemplated, except that our officers or employees may solicit the return of proxies from certain shareholders by telephone. In addition, we have retained Innisfree M&A Incorporated to assist in the solicitation of proxies for a fee of approximately $20,000 plus expenses.

Only shareholders of record at the close of business on February 21, 2025 are entitled to notice of and to vote the shares of our common stock, $.01 par value, registered in their name at the annual meeting. As of the record date, we had outstanding 46,740,198 shares of common stock.

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Vote Required and Voting Standards

The presence, in person or by proxy, of a majority of the shares of the common stock outstanding on the record date will constitute a quorum at the annual meeting. Abstentions and broker non-votes, which are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares, will be treated as present for purposes of determining the quorum. Each share of common stock entitles its holder to cast one vote on each matter to be voted upon at the annual meeting.

The following table summarizes the votes required for passage of each proposal and the effect of abstentions and non-broker votes:

PROPOSAL	Votes required for approval	abstentions	Broker non-votes

To elect ten individuals nominated by the Board of Directors of ManpowerGroup to serve until 2026 as directors	Majority of votes cast	Not voted	Not voted

To ratify the appointment of Deloitte & Touche LLP as our independent auditors for 2025	Majority of votes cast	Not voted	Not voted

To hold an advisory vote on approval of the compensation of our named executive officers	Majority of votes cast	Not voted	Not voted

If a proxy is properly submitted to us and not revoked, it will be voted in accordance with the instructions contained in the proxy. Each shareholder may revoke a previously granted proxy at any time before it is exercised by advising the Corporate Secretary of ManpowerGroup in writing (either by submitting a duly executed proxy bearing a later date or voting by telephone or via the Internet) or by telephone of such revocation. Attendance at the annual meeting will not, in itself, constitute revocation of a proxy. Unless otherwise directed, all proxies will be voted for the election of each of the individuals nominated by our board of directors to serve as directors until the 2026 annual meeting of shareholders, will be voted for the appointment of Deloitte & Touche LLP as our independent auditors for 2025 and will be voted for approval of the compensation of our named executive officers.

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Corporate Governance Documents

Certain documents relating to corporate governance matters are available in print by writing to Corporate Secretary, ManpowerGroup Inc., 100 Manpower Place, Milwaukee, Wisconsin 53212 and on ManpowerGroup’s website at http://investor.manpowergroup.com/governance. These documents include the following:

•
Amended and restated articles of incorporation;
•
Amended and restated bylaws;
•
Corporate governance guidelines;
•
Code of business conduct and ethics;
•
Charter of the governance and sustainability committee, including the guidelines for selecting board candidates;
•
Categorical standards for relationships deemed not to impair independence of non-employee directors;
•
Charter of the audit committee;
•
Independent auditor services policy;
•
Charter of the people, culture and compensation committee;
•
Executive officer stock ownership guidelines;
•
Outside director stock ownership guidelines;
•
Insider trading policy; and
•
Anti-corruption policy.

This proxy statement includes several website addresses and references to additional materials found on those websites. These websites and materials are not incorporated by reference herein.

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Submission of Shareholder Proposals

In accordance with our bylaws, nominations, other than by or at the direction of the board of directors, of candidates for election as directors at the 2026 annual meeting of shareholders must be received by us no earlier than December 9, 2025 and no later than February 7, 2026, and any other shareholder proposed business to be brought before the 2026 annual meeting of shareholders must be received by us no earlier than January 2, 2026 and no later than 5:00 p.m. local time on February 1, 2026. Unlike shareholder proposals properly made under Rule 14a-8 of the Securities Exchange Act of 1934, we are not required to include such nominations and other shareholder proposed business in the proxy statement solicited by the board of directors.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules for the 2026 annual meeting of shareholders, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must generally provide notice in accordance with Rule 14a-19 under the Exchange Act by March 3, 2026.

To be considered for inclusion in the proxy statement solicited by the board of directors pursuant Rule 14a-8, such shareholder proposals for consideration at the 2026 annual meeting of shareholders must be received by us at our principal executive offices by November 20, 2025.

Such nominations or proposals must be submitted to Corporate Secretary, ManpowerGroup Inc., 100 Manpower Place, Milwaukee, Wisconsin 53212. To avoid disputes as to the date of receipt, it is suggested that any shareholder proposal be submitted by certified mail, return receipt requested.

Other Voting Information

Shareholders may vote over the Internet, by telephone or by completing a traditional proxy card. To vote over the Internet or by telephone, please refer to the instructions on the proxy card.

The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholder.

Other Matters

Although management is not aware of any other matters that may come before the annual meeting, if any such matters should be presented, the persons named in the accompanying proxy intend to vote such proxy as recommended by the board of directors or, if no such recommendation is given, in their discretion. Shareholders may obtain a copy of our annual report on Form 10-K at no cost by requesting a copy on our Internet website at https://investor.manpowergroup.com/shareholder-services/document-request or by writing to Corporate Secretary, ManpowerGroup Inc., 100 Manpower Place, Milwaukee, Wisconsin 53212.

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MMMMMMMMMMMM The Sample Company MMMMMMMMMMMMMMMC123456789 000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 extENDORSEMENT_LINE______________ SACKPACK_____________000000000.000000 ext000000000.000000 ext MMMMMMMMM 000001 MRASAMPLEDESIGNATION(IFANY) ADD1ADD 2ADD 3ADD 4ADD 5ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/MAN or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/MAN Annual Meeting Proxy Card1234 5678 9012 345 qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q A Proposals — THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE

VOTED IN THE MATTER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. PROPOSALS 1, 2 AND 3 ARE BEING PROPOSED BY MANPOWERGROUP INC. 1. Election of Directors: ForAgainstAbstainForAgainstAbstainForAgainstAbstain 01 - Jean-Philippe Courtois 02 - John F. Ferraro 03 - William P. Gipson 04 - Julie M. Howard 05 - Ulice Payne, Jr. 06 - Muriel Pénicaud 07 - Jonas Prising 08 - Paul Read 09 - Elizabeth P. Sartain 10 - Michael J. Van Handel ForAgainstAbstainForAgainstAbstain 2. Ratification of Deloitte & Touche LLP as our independent 3. Advisory vote on approval of the compensation of our named auditors for 2025. executive officers. 4. To transact such other business as may properly come before the meeting. Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.B Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box. MR A SAMPLE (THIS AREA IS SET UPTO ACCOMMODATE C 1234567890JNT 140 CHARACTERS) MR A SAMPLE AND MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND 1UPX641154 MMMMMMM 043E0E ManpowerGroup Inc. Annual Meeting of ManpowerGroup Inc. Shareholders Friday, May 2, 2025 9:00 a.m. Central Time Agenda 1. Elect ten individuals nominated by the Board of Directors of ManpowerGroup Inc. to serve until 2026 as directors. 2. Ratification of Deloitte & Touche LLP as our independent auditors for 2025. 3. Advisory vote on approval of the compensation of our named executive officers. 4. To transact such other business as may properly come before the meeting. The 2025 Annual Meeting of Shareholders of ManpowerGroup Inc. will be held on Friday, May 2, 2025, 9:00 A.M. Central time, virtually via the internet at https://meetnow.global/MNQU5PD. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders: The Proxy Statement and the 2024 Annual Report on Form 10-K are available at: www.envisionreports.com/MAN Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/MAN q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Proxy - ManpowerGroup Inc. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MANPOWERGROUP INC. The undersigned hereby appoints Jonas Prising, John T. McGinnis and Michelle S. Nettles proxies, each with the power to act without the others and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of ManpowerGroup Inc. standing in the name of the undersigned with all the powers which the undersigned would possess if personally present at the Annual Meeting of Shareholders of ManpowerGroup Inc. to be held on May 2, 2025 or at any adjournment thereof. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.